UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

Investment Company Act file number 811-21744

Name of Fund: FDP Series, Inc.

Fund Address: P.O. Box 9011
              Princeton, NJ 08543-9011

Name and address of agent for service: Robert C. Doll, Jr., Chief Executive
      Officer, FDP Series, Inc., 800 Scudders Mill Road, Plainsboro, NJ 08536. Mailing address: P.O. Box 9011, Princeton, NJ 08543-9011

Registrant's telephone number, including area code: (609) 282-2800

Date of fiscal year end: 05/31/06

Date of reporting period: 06/01/05 - 05/31/06

Item 1 - Report to Stockholders

Annual Report
May 31, 2006

FDP Series, Inc.

MFS Research International FDP Fund
Marsico Growth FDP Fund
Van Kampen Value FDP Fund
Franklin Templeton Total Return FDP Fund

[LOGO]                  [LOGO]                  [LOGO]              [LOGO]
MFS(SM)                 MARSICO                 VAN KAMPEN          FRANKLIN
INVESTMENT              CAPITAL                 INVESTMENTS         TEMPLETON
MANAGEMENT(R)           MANAGEMENT, LLC                             INVESTMENTS

FDP Series, Inc.

Announcement to Shareholders

On February 15, 2006, BlackRock, Inc. ("BlackRock") and Merrill Lynch & Co., Inc. ("Merrill Lynch") entered into an agreement to contribute Merrill Lynch's investment management business, Merrill Lynch Investment Managers, L.P. and certain affiliates (including Fund Asset Management, L.P. and Merrill Lynch Investment Managers International Limited), to BlackRock to create a new independent company ("New BlackRock") that will be one of the world's largest asset management firms with approximately $1 trillion in assets under management (based on combined assets under management as of March 31, 2006) (the "Transaction"). The Transaction is expected to close in the third quarter of 2006, at which time the new company will operate under the BlackRock name. The Funds' Board of Directors has approved a new investment advisory agreement with BlackRock Advisors, Inc. or its successor on substantially the same terms and for the same advisory fee as the current investment advisory agreement with the Investment Adviser. If the new agreement is approved by the Funds' shareholders, BlackRock Advisors, Inc. or its successors is expected to become the investment adviser of the Funds upon the closing of the Transaction.

Important Tax Information

Van Kampen Value FDP Fund

The following information is provided with respect to the ordinary income distribution paid by Van Kampen Value FDP Fund of FDP Series, Inc. to shareholders of record on December 7, 2005:

Qualified Dividend Income for individuals ....................             100%
Dividends Received Deduction .................................             100%
Federal Obligation Percentage ................................            5.32%*
Short-Term Capital Gain Dividends for Non-U.S. Residents .....       $ .000064**
--------------------------------------------------------------------------------

* The law varies in each state as to whether and what percentage of dividend income attributable to federal obligations is exempt from state income tax. We recommend that you consult your tax adviser to determine if any portion of the dividends you received is exempt from state income taxes.
** Represents the portion of the taxable ordinary income dividends eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations.

Franklin Templeton Total Return FDP Fund

Of the ordinary income distributions paid by Franklin Templeton Total Return FDP Fund of FDP Series, Inc. during the year ended May 31, 2006, 16.13% was attributable to Federal obligations.

The law varies in each state as to whether and what percentage of dividend income attributable to Federal obligations is exempt from state income tax. We recommend that you consult your tax adviser to determine if any portion of the dividends you received is exempt from state income taxes.

The following information is provided with respect to the ordinary income distributions paid by Franklin Templeton Total Return FDP Fund of FDP Series, Inc. for the fiscal year ended May 31, 2006:

================================================================================
Interest-Related Dividends for Non-U.S. Residents
================================================================================
Month Paid:     July 2005 - December 2005 .........................      81.69%*
                January 2006 - May 2006 ...........................      90.09%*
--------------------------------------------------------------------------------

================================================================================
Short-Term Capital Gain Dividends for Non-U.S. Residents
================================================================================
Payable Date:   December 30, 2005 .................................   $.004135*
--------------------------------------------------------------------------------
* Represents the portion of the taxable ordinary income dividends eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations.


2           FDP SERIES, INC.                        MAY 31, 2006

A Letter From the President

We are pleased to provide you with this annual shareholder report for FDP Series, Inc. The Series is part of the Funds Diversified Portfolios(SM) (FDP) Service. You may receive separate shareholder reports for other funds available through the Service.

Dear Shareholder

You may be aware that changes are on the horizon at Merrill Lynch Investment Managers ("MLIM"). Earlier this year, Merrill Lynch announced plans to combine its investment advisory business, including MLIM, with another highly regarded investment manager -- BlackRock, Inc. ("BlackRock").

At the completion of the transaction, which is expected at the end of the third quarter of this year (subject to regulatory and shareholder approvals), the resultant firm will be a top-10 investment manager worldwide with approximately $1 trillion in assets under management.* The combined company will provide a wider selection of high-quality investment solutions across a range of asset classes and investment styles. MLIM and BlackRock possess complementary capabilities that together create a well-rounded organization uniting some of the finest money managers in the industry. At the same time, the firms share similar values and beliefs -- they are focused on delivering excellence on behalf of clients, and both make investment performance their single most important mission. In short, the combination only reinforces our commitment to shareholders.

Most of MLIM's investment products -- including mutual funds, separately managed accounts, annuities and variable insurance funds -- eventually will carry the "BlackRock" name. As a shareholder in one or more MLIM-advised mutual funds, you recently were mailed a proxy package asking you to vote on proposed changes that affect those funds. The proposals vary based on the funds in which you invest. However, all shareholders are asked to vote on a new investment advisory agreement with BlackRock Advisors, Inc. Your Funds' Board of Directors has approved, and recommends that you approve, the new agreement. Your Funds' Board also has approved, and recommends that you approve, a contingent subadvisory agreement that will serve to ensure that management services can continue during the course of completing the transaction.

It is important that you exercise your right as a mutual fund shareholder by voting on the proposals that are presented to you in your funds' proxy statements. Your participation -- via phone, mail, online or in person -- is critical. (Refer to your proxy card for detailed voting procedures and deadlines.) You should know that your vote on these proposals will not affect your brokerage account or change your relationship with your financial advisor. If you are a client of Merrill Lynch, you will remain a client of Merrill Lynch.

Should you have any questions or concerns, please do not hesitate to call 1.866.752.6486.

As always, we thank you for entrusting us with your investment assets, and we look forward to continuing to serve your investment needs with even greater strength and scale as the new BlackRock.

                                          Sincerely,


                                          /s/ Robert C. Doll, Jr.

                                          Robert C. Doll, Jr.
                                          President and Chief Investment Officer
                                          Merrill Lynch Investment Managers

*     $1.039 trillion in assets under management as of March 31, 2006.


            FDP SERIES, INC.                        MAY 31, 2006               3

A Discussion With Your Funds' Portfolio Managers

      FDP Series, Inc. is an open-end investment company that consists of four separate series. We are pleased to present the following commentaries, provided by each Fund's subadviser.

MFS Research International FDP Fund

What is the Fund's investment objective?

The Fund seeks to provide shareholders with capital appreciation. Under normal market conditions, the Fund invests at least 65% of its assets in common stocks and related securities, such as preferred stocks, convertible securities and depositary receipts, of foreign companies. The Fund focuses on foreign companies (including emerging market issuers) that Fund management believes have favorable growth prospects and attractive valuations based on current and expected earnings or cash flow. The Fund generally will be invested in a number of different countries throughout the world. Equity securities may be listed on a securities exchange or traded in the over-the-counter markets. The Fund may invest in companies with any market capitalization.

How has the Fund performed since its inception in light of the existing market conditions?

Since inception (July 27, 2005) through May 31, 2006, Class A, Class B, Class C and Class I Shares of MFS Research International FDP Fund had total returns of +21.90%, +21.10%, +21.10% and +22.10%, respectively. (Fund results shown do not reflect sales charges and would be lower if sales charges were included. Complete performance information can be found on pages 11 - 16 of this report to shareholders.) For the same period, the Fund's benchmark, the Morgan Stanley Capital International Europe, Australasia, Far East (MSCI EAFE) Index, returned +24.22%.

Global economies continued to expand during the period, and international markets continued their outperformance of U.S. markets. However, markets were plagued by concerns over accelerating inflation, which prompted central banks around the world to tighten monetary policy.

Oil prices climbed to historic highs in the period, fueled by geopolitical and supply concerns in some of the major oil-producing regions. Record oil prices weighed on global consumers and businesses, shrinking disposable income, elevating input costs and spurring inflation. In response, central banks increased interest rates in an effort to maintain growth while keeping inflation in check.

Despite an environment characterized by higher energy prices, tighter monetary policy and faster inflation, most major global stock indexes made robust gains for the period. The gains were led by a rise in corporate profits through the first quarter of 2006. From a valuation standpoint, global equities looked solid. Furthermore, corporate restructuring efforts and structural reforms in many countries continued to foster a more stable investment environment.

What factors most influenced Fund performance during the period?

The Fund's relative performance benefited most from our investments in the energy and capital goods sectors.

Although the energy sector underperformed the overall return of the MSCI EAFE Index for the period, strong stock selection within the sector boosted the Fund's relative results. Russian oil and gas company LUKOIL and French steel tubing manufacturer Vallourec, neither of which were index constituents, were among the top contributors to Fund returns. We exited our position in LUKOIL prior to period-end. French energy and utilities firm Suez SA was also a top contributor.

Good stock selection in the capital goods sector was a second important contributor to relative performance. Our investments in Luxembourg-based steel producer Arcelor and Brazilian mining firm Companhia Vale do Rio Doce, which was not represented in the index, were among the Fund's best performers. We liquidated our position in Arcelor during the period.


4           FDP SERIES, INC.                        MAY 31, 2006

Elsewhere, stocks that bolstered relative performance included three Japanese names: financial services firm ORIX Corp., real estate financier Leopalace21 Corp. and pharmaceutical company Chugai Pharmaceutical Co., Ltd. The latter two positions were sold during the period. Furthermore, a position in Brazilian banking firm Uniao de Bancos Brasileiros SA aided Fund performance, as did our avoidance of poor-performing France Telecom.

On the negative side, stock selection in the health care sector detracted from relative performance. Our positions in names such as U.K.-based pharmaceutical firm GlaxoSmithKline Plc and Swiss pharmaceutical and diagnostic company Roche Holding AG hindered relative returns for the period.

In other sectors, detractors included Japanese financial services companies Aiful Corp. and Takefuji Corp. In addition, holdings in chemical company Kaneka Corp. (Japan), wireless network operator Telefonica SA (Spain) and integrated oil company Total SA (France) hampered the Fund's relative results. KK DaVinci Advisors Group (Japan) and Hungarian financial services company OTP Bank Ltd., both non-index constituents, were also among the Fund's weakest performers. On the other hand, not owning strong-performing Japanese financial services firm Mizuho Financial Group, Inc. and Australian mining operator Rio Tinto hindered relative performance.

Of final note, the Fund's cash position detracted from relative performance. We regularly hold some cash in the portfolio to buy new holdings and to provide liquidity. In a period when equity markets rose measurably, however, holding any cash hindered performance relative to the benchmark MSCI EAFE Index, which does not have a cash position.

What changes were made to the portfolio during the period?

In the consumer staples sector, we lowered our weightings in smaller-cap Asian names and raised our positions in larger-cap European names, as we considered the Asian companies to be fairly valued.

In the telecommunication services sector, we reduced our exposure to lower-growth, higher-yielding European companies. Conversely, we diversified by enhancing exposure to companies that we believed exhibited better growth potential in that space.

Lastly, we initiated positions in some of the larger-cap names, while scaling back exposure to some of our smaller-cap positions which had met our price targets.

How would you characterize the Fund's position at the close of the period?

Equity markets fared well for most of the period. However, equities retreated in May, as investor concern regarding rising global interest rates and the anticipated negative impact on economic growth provided a backdrop for market volatility. While many market participants focus on short-term currency moves and increasingly volatile energy prices, we continue to invest on a stock-specific basis to capitalize on our core competency -- long-term, fundamental research.

Jose Luis Garcia
Portfolio Manager

Thomas Melendez
Portfolio Manager

Massachusetts Financial Services Company


            FDP SERIES, INC.                        MAY 31, 2006               5

Marsico Growth FDP Fund

What is the Fund's investment objective?

The Fund seeks to provide shareholders with long-term growth of capital through investment primarily in equity securities of large cap companies selected for their growth potential. The Fund generally holds a core position of between 35 and 50 common stocks. It may hold up to 25% of its assets in foreign securities.

How has the Fund performed since its inception in light of the existing market conditions?

Since inception (July 27, 2005) to May 31, 2006, Class A, Class B, Class C and Class I Shares of Marsico Growth FDP Fund had total returns of +6.90%, +6.20%, +6.20% and +7.00%, respectively. (Fund results shown do not reflect sales charges and would be lower if sales charges were included. Complete performance information can be found on pages 11 - 16 of this report to shareholders.) For the same time period, the Fund's primary benchmark, the Standard & Poor's 500 (S&P 500) Index, returned +4.40%.

Large-capitalization U.S. equities moved higher over the reporting period, weathering a variety of challenges including higher oil prices, interest rate and inflation concerns, Gulf Coast hurricanes and numerous geopolitical tensions in the process. Despite these factors, however, overall equity returns for the period were positive.

From a sector perspective, gains were relatively widespread. Seven of the 10 sectors in the S&P 500 Index registered positive returns. Materials (+16%) and energy (+14%) were the leading performers, while industrials (+12%) and financials (+11%) had solid absolute returns. Information technology (-4%), consumer discretionary (-3%) and health care (-3%) were laggards.

Similarly, strength generally prevailed at the industry level, with the majority of groups posting positive returns. Gains were robust in several areas, especially among the transportation (+26%), diversified financials (+19%) and capital goods (+10%) industries. Areas of weakness included automobiles and components (-15%), semiconductors and semiconductor equipment (-14%) and consumer durables and apparel (-13%).

What factors most influenced Fund performance during the period?

The largest individual contributors to the portfolio's performance included options exchange Chicago Mercantile Exchange Holdings, Inc. (+47% price return), Switzerland-based financial services company UBS AG (+44%), heavy-equipment manufacturer Caterpillar, Inc. (+36%) and Internet search engine Google, Inc. (+25% before we exited the position). The largest individual detractors from performance included health services provider UnitedHealth Group, Inc. (-17%), homebuilders KB HOME (-31%) and Lennar Corp. (-29%), and retailer Target Corp. (-17%).

At the sector level, the Fund benefited most from stock selection and an underweight position in information technology, as well as from stock selection and an overweight position in industrials. At the industry level, an area of strength was stock selection and an overweighting in diversified financials. Detracting most from performance relative to the S&P 500 Index were stock selections and overweightings in the health care and consumer discretionary sectors. In addition, an underweight posture in the energy sector hampered the Fund's relative performance, as the sector posted solid results.

How have you managed the portfolio since its inception?

Marsico Capital Management, LLC began serving as subadviser to the Fund on July 27, 2005. In managing the portfolio, we utilize an approach that combines "top-down" macroeconomic analysis with "bottom-up" stock selection.


6           FDP SERIES, INC.                        MAY 31, 2006

The top-down approach takes into consideration such macroeconomic factors as interest rates, inflation, demographics, the regulatory environment and the global competitive landscape. As a result of our analysis, we seek to identify sectors, industries and companies that may benefit from the trends observed.

From there, we look to invest in individual companies with earnings growth potential that may not be fully recognized by the market. In determining whether a particular company may be a suitable investment, we focus on any number of different attributes, such as the company's specific market expertise or dominance; its franchise durability and pricing power; solid fundamentals (e.g., a strong balance sheet, improving returns on equity, the ability to generate free cash flow, apparent use of conservative accounting standards and transparent financial disclosure); strong and ethical management; commitment to shareholder interests; and reasonable valuations relative to projected growth rates. This process is called bottom-up stock selection.

During the reporting period, the portfolio's average sector allocations emphasized the consumer discretionary, health care, financials and industrials sectors. The Fund's energy, consumer staples, utilities, telecommunication services and materials sector allocations were, on average, significantly underweighted relative to the portfolio's primary benchmark, the S&P 500 Index. Sector weightings are primarily a residual of our stock-selection process.

How would you characterize the Fund's position at the close of the period?

As of May 31, 2006, our most significant sector weightings were in consumer discretionary, financials, industrials and health care. At fiscal year-end, the Fund had little or no exposure to areas such as utilities.

Thomas F. Marsico
Portfolio Manager

Marsico Capital Management, LLC

Van Kampen Value FDP Fund

What is the Fund's investment objective?

The Fund seeks to provide shareholders with capital growth and income through investment in equity securities, including common stocks, preferred stocks and securities convertible into common and preferred stocks. The Fund emphasizes a value style of investing, seeking well-established, undervalued companies that Fund management believes possess the potential for capital growth and income.

How has the Fund performed since its inception in light of the existing market conditions?

Since inception (July 27, 2005) through May 31, 2006, Class A, Class B, Class C and Class I Shares of Van Kampen Value FDP Fund had total returns of +5.40%, +4.76%, +4.78% and +5.56%, respectively. (Fund results shown do not reflect sales charges and would be lower if sales charges were included. Complete performance information can be found on pages 11 - 16 of this report to shareholders.) For the same period, the Fund's benchmarks, the S&P 500 Citigroup Value Index and the Standard & Poor's (S&P 500) Index, posted respective returns of +10.16% and +4.40%.

Despite a number of challenges, the broad stock market performed well during the 10-month period from late July 2005 through May 31, 2006. Inflationary pressures and the potential for slower economic growth remained concerns for investors throughout the period. While headline inflation measures appeared stable and the Federal Reserve Board (the Fed) expected tame long-term inflation, high prices for energy and other commodities, coupled with global rising interest rates, generated pockets of negative sentiment. A slowing U.S. housing market and less robust consumer spending added to anxiety about the economy's future growth, as did uncertainty about the Fed's course of action in the coming months.


            FDP SERIES, INC.                        MAY 31, 2006               7

Nonetheless, certain positive influences supported the equity market's advance. The economy continued to grow moderately and demonstrated surprising resilience after the Gulf Coast hurricanes. Given the economy's sustained expansion, the Fed continued to incrementally raise the federal funds target rate. High levels of cash on companies' balance sheets prompted a surge of merger-and-acquisition activity, stock buybacks and dividend increases. Corporate earnings generally continued to meet or exceed expectations. In this environment, the stock market made particularly strong gains in the final months of 2005 and in January 2006, as sentiment regarding the economic impact of the hurricanes brightened and investors rotated into more economically sensitive sectors. Since then, however, stocks turned in more muted performance and ended the period on an especially volatile note.

What factors most influenced Fund performance?

The Fund's underperformance relative to the S&P 500 Citigroup Value Index was primarily driven by three areas. First, in financials, stock selection and an underweight position proved detrimental, as the financial sector performed well in the broad market during the period. Company-specific factors also dampened gains among some of the portfolio's financial holdings. Second, the portfolio's information technology stocks underperformed those in the S&P 500 Citigroup Value Index. Third, the portfolio's overweight position in consumer staples further hampered relative performance. Though the portfolio was comprised of attractively valued consumer staples stocks, the defensive characteristics of these stocks fell out of favor with investors, who preferred more economically sensitive areas of the market such as energy and commodity-related sectors. Moreover, rising energy prices translated into higher costs for consumer staples companies to produce and transport their goods, while also diminishing consumers' purchasing power.

However, the Fund did achieve positive performance relative to the S&P 500 Citigroup Value Index in a number of areas. The health care sector, in which the Fund mainly holds pharmaceuticals stocks, was a standout, as favorable news regarding patent litigation boosted long-suffering drug stocks. Stock selection in consumer discretionary also aided the Fund's relative results given the improved performance of media stocks. Lastly, a favorable stock selection and overweight in the materials sector, along with a well-received acquisition of a top materials holding in the Fund, bolstered relative results.

How have you managed the portfolio since its inception?

We built the portfolio in accordance with our bottom-up stock selection process, using rigorous fundamental and quantitative research to identify attractively valued investment opportunities. We construct the portfolio stock by stock rather than based on forecasts about how a certain sector or industry might perform. Rather than using one generalized measure of value, we apply different measures to different industries.

A strong contrarian element guides our investment approach. We often invest in companies that are underappreciated or overlooked by the market. These stocks may have short-term problems or may be weighed down by negative news. Their shares may experience dramatic dips along the way. We strive to be ahead of the curve when it comes to identifying potential opportunities and typically look to sell positions when share prices are strong.

On the whole, we made few changes during the period. In our view, stock market valuations seem expensive and these conditions have provided limited investment opportunities for the Fund. Moreover, we do not use rapid trading to generate gains. As disciplined value investors, we seek to buy and patiently hold undervalued stocks until the market begins to recognize what we consider to be their true worth.


8           FDP SERIES, INC.                        MAY 31, 2006

How would you characterize the Fund's position at the close of the period?

In keeping with our strict adherence to bottom-up stock selection, the Fund's sector weights are a result of where we have found the most attractive valuations and risk-reward characteristics. At the close of the period, the Fund's primary overweights relative to the S&P 500 Citigroup Value Index were in health care, consumer staples, materials and telecommunication services. Conversely, financials and energy were the Fund's most significant underweights, given the lack of compelling valuations in these sectors.

At its current valuation levels, the stock market has not presented many new investment opportunities lately. Nevertheless, we maintain our focus on stocks with reasonable valuations relative to our assessment of fair value, and remain close to fully invested, with only 9.7% of net assets in cash at period-end.

B. Robert Baker, Jr.
Portfolio Manager

Jason S. Leder
Portfolio Manager

Kevin C. Holt
Portfolio Manager

Van Kampen Asset Management

Franklin Templeton Total Return FDP Fund

What is the Fund's investment objective?

The Fund's primary objective is to provide shareholders with high current income, consistent with preservation of capital. Its secondary objective is capital appreciation over the long term. Under normal market conditions, the Fund invests at least 85% of its assets in investment grade debt securities. The Fund focuses on government and corporate debt securities and mortgage- and asset-backed securities. The Fund may invest up to 20% of its total assets in foreign securities and up to 10% of its total assets in non-U.S.- dollar-denominated securities.

How has the Fund performed since its inception in light of the existing market conditions?

Since inception (July 27, 2005) through May 31, 2006, Class A, Class B, Class C and Class I Shares of Franklin Templeton Total Return FDP Fund had total returns of -0.76%, -1.19%, -1.23% and -0.55%, respectively. (Fund results shown do not reflect sales charges and would be lower if sales charges were included. Complete performance information can be found on pages 11 - 16 of this report to shareholders.) For the same period, the Fund's benchmark, the Lehman Brothers U.S. Universal Index, returned +0.31%.

Overall, economic growth was robust over the period. Gross domestic product growth expanded at annualized rates of 4.1% and 1.7% in the third and fourth quarters of 2005, respectively, and at a 5.3% annualized rate in the first quarter of 2006. Non-farm payroll data, along with other measures, pointed to growing employment. This contributed to an increase in consumer spending, which supported U.S. economic expansion. Increased business spending also buoyed economic growth. Historically low interest rates continued to provide many companies with easy access to capital, while ample cash balances allowed some companies' spending plans to materialize.


            FDP SERIES, INC.                        MAY 31, 2006               9

A Discussion With Your Funds' Portfolio Managers (concluded)

Oil prices climbed to historical highs during the period as investors became concerned that strong growth in global demand -- especially from China and India -- could lead to potential long-term supply limitations. The prospect for supply disruptions stemming from geopolitical turmoil in several major oil-producing countries also drove prices higher. Despite rising commodity prices, inflation remained relatively in check. The Federal Reserve Board (the Fed) raised the federal funds target rate to 5% from 3.25% during the period. In May, the Fed indicated that it might still raise interest rates, although emphasizing that any further increase would depend on the economic outlook.

Short-term interest rates rose more than intermediate- and long-term rates. The yield on the 10-year Treasury note rose from 4.20% at July 28, 2005, to 5.12% on May 31, 2006. The yield on the 30-year Treasury note rose from 4.40% to 5.21% during the same period. The yield curve flattened as the spread between short-term and long-term interest rates generally narrowed and even inverted at some points along the yield curve.

What factors most influenced Fund performance?

During the period, the primary positive contributor to the Fund's performance versus the benchmark was its non-U.S. dollar investments. In addition, some of the Fund's sector allocations, which differed from those of the benchmark, benefited relative performance. However, negative security selection in other sectors detracted from the portfolio's returns.

After the initial investment period following the Fund's inception, we stayed almost fully invested in fixed income markets. It is important to keep in mind that across historical cycles, income has driven performance within most fixed income markets. Over the past 20 years, for example, more than 90% of total returns for the Lehman Brothers Aggregate Bond Index (a proxy for the U.S. investment grade debt market) were derived from income. Thus, we continue to believe that income and other fundamental factors are likely to determine total returns across the next market cycle.

How have you managed the Fund since its inception?

We remained diligent in fulfilling our investment strategy -- pursuing value across the entire fixed income opportunity set. Our primary investment theme, from a risk-management perspective, remained consistent. We continued to build a portfolio with fixed income securities that offer value in addition to income. We invested in non-U.S. dollar bonds as our international fixed income team found value. Through our global research, we gained insight where information was scant. We examined debt from non-euro Europe and non-Japan Asia, as we believed those regions were overlooked by many market participants. We found these markets attractive since we believe they have favorable trade balances and capital flows, relatively high yields and solid growth fundamentals.

How would you characterize the Fund's position at the close of the period?

We generally saw upward movement across the yield curve over the last three months of the period. The Fed, with new leadership in Chairman Ben Bernanke, seemed poised for future short-term interest rate increases, contributing to solid performance in certain sectors such as mortgage-backed and asset-backed securities in which the Fund was invested. We believe that if interest rates move upward, mortgage-backed and asset-backed products may outperform many comparable credit quality assets, due to their relatively lower volatility and higher income. Given their low volatility and income premium, we believe that these securities could be core Fund holdings across cycles.

We thank you for your investment in Franklin Templeton Total Return FDP Fund, and we look forward to updating you in our next report to shareholders.

Roger A. Bayston, CFA
Portfolio Manager

Franklin Advisers, Inc.

June 23, 2006


10          FDP SERIES, INC.                        MAY 31, 2006

Performance Data

About Fund Performance

Investors are able to purchase shares of each Fund through multiple pricing alternatives. Shares are only available for purchase through the FDP Service.

For MFS Research International FDP Fund, Marsico Growth FDP Fund and Van Kampen Value FDP Fund:

o Class A Shares incur a maximum initial sales charge (front-end load) of 5.25% and an account maintenance fee of 0.25% per year (but no distribution fee).

o Class B Shares are subject to a maximum contingent deferred sales charge of 4% declining to 0% after six years. In addition, Class B Shares are subject to a distribution fee of 0.75% per year and an account maintenance fee of 0.25% per year. These shares automatically convert to Class A Shares after approximately eight years. (There is no initial sales charge for automatic share conversions.) All returns for periods greater than eight years reflect this conversion.

o Class C Shares are subject to a distribution fee of 0.75% per year and an account maintenance fee of 0.25% per year. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

o Effective December 28, 2005, Class I Shares are no longer subject to any front-end sales charge. Class I Shares bear no ongoing distribution or account maintenance fees and are available only to eligible investors. Had the sales charge been included, the Fund's Class I Shares' performance would have been lower.

For Franklin Templeton Total Return FDP Fund:

o Class A Shares incur a maximum initial sales charge (front-end load) of 4% and an account maintenance fee of 0.25% per year (but no distribution fee).

o Class B Shares are subject to a maximum contingent deferred sales charge of 4% declining to 0% after six years. In addition, Class B Shares are subject to a distribution fee of 0.50% per year and an account maintenance fee of 0.25% per year. These shares automatically convert to Class A Shares after approximately ten years. (There is no initial sales charge for automatic share conversions.)

o Class C Shares are subject to a distribution fee of 0.55% per year and an account maintenance fee of 0.25% per year. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

o Effective December 28, 2005, Class I Shares are no longer subject to any front-end sales charge. Class I Shares bear no ongoing distribution or account maintenance fees and are available only to eligible investors. Had the sales charge been included, the Fund's Class I Shares' performance would have been lower.

None of the past results shown should be considered a representation of future performance. Current performance may be lower or higher than the performance data quoted. Refer to www.mlim.ml.com to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. For the MFS Research International FDP Fund only, the Fund may charge a 2% redemption fee for sales or exchanges of shares within 30 days of purchase or exchange. Performance data does not reflect this potential fee. Figures shown in each of the following tables assume reinvestment of all dividends and capital gain distributions, if any, at net asset value on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders. The Funds' Investment Adviser waived a portion of its fees. Without such waiver, the Funds' performance would have been lower.


            FDP SERIES, INC.                        MAY 31, 2006              11

Recent Performance Results

                                                                 6-Month     Since Inception   Standardized
As of May 31, 2006                                            Total Return    Total Return     30-Day Yield
===========================================================================================================
MFS Research International FDP Fund Class A Shares*              +14.68%          +21.90%            --
-----------------------------------------------------------------------------------------------------------
MFS Research International FDP Fund Class B Shares*              +14.14           +21.10             --
-----------------------------------------------------------------------------------------------------------
MFS Research International FDP Fund Class C Shares*              +14.25           +21.10             --
-----------------------------------------------------------------------------------------------------------
MFS Research International FDP Fund Class I Shares*              +14.76           +22.10             --
-----------------------------------------------------------------------------------------------------------
Marsico Growth FDP Fund Class A Shares*                          + 1.42           + 6.90             --
-----------------------------------------------------------------------------------------------------------
Marsico Growth FDP Fund Class B Shares*                          + 1.05           + 6.20             --
-----------------------------------------------------------------------------------------------------------
Marsico Growth FDP Fund Class C Shares*                          + 1.05           + 6.20             --
-----------------------------------------------------------------------------------------------------------
Marsico Growth FDP Fund Class I Shares*                          + 1.42           + 7.00             --
-----------------------------------------------------------------------------------------------------------
Van Kampen Value FDP Fund Class A Shares*                        + 3.94           + 5.40             --
-----------------------------------------------------------------------------------------------------------
Van Kampen Value FDP Fund Class B Shares*                        + 3.62           + 4.76             --
-----------------------------------------------------------------------------------------------------------
Van Kampen Value FDP Fund Class C Shares*                        + 3.64           + 4.78             --
-----------------------------------------------------------------------------------------------------------
Van Kampen Value FDP Fund Class I Shares*                        + 4.10           + 5.56             --
-----------------------------------------------------------------------------------------------------------
Franklin Templeton Total Return FDP Fund Class A Shares*         + 0.00           - 0.76           3.96%
-----------------------------------------------------------------------------------------------------------
Franklin Templeton Total Return FDP Fund Class B Shares*         - 0.26           - 1.19           3.59
-----------------------------------------------------------------------------------------------------------
Franklin Templeton Total Return FDP Fund Class C Shares*         - 0.29           - 1.23           3.54
-----------------------------------------------------------------------------------------------------------
Franklin Templeton Total Return FDP Fund Class I Shares*         + 0.13           - 0.55           4.38
-----------------------------------------------------------------------------------------------------------
MSCI Europe, Australasia and Far East Index**                    +15.30           +24.22             --
-----------------------------------------------------------------------------------------------------------
S&P 500(R) Index***                                              + 2.60           + 4.40             --
-----------------------------------------------------------------------------------------------------------
S&P 500 Citigroup Value Index****                                + 6.21           +10.16             --
-----------------------------------------------------------------------------------------------------------
Lehman Brothers U.S. Universal Index*****                        + 0.34           + 0.31             --
-----------------------------------------------------------------------------------------------------------

* Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included. Cumulative total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date for MFS Research International FDP Fund, the Marsico Growth FDP Fund and the Van Kampen Value FDP Fund. Cumulative total investment returns are based on changes in net asset values for the periods shown and assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date for Franklin Templeton Total Return FDP Fund. The Funds commenced operations on 7/27/05.
** This unmanaged broad-based Index measures the total returns of developed foreign stock markets in Europe, Australasia and the Far East. Since inception total return is from 7/27/05.
*** This unmanaged broad-based Index is comprised of 500 industrial, utility, transportation and financial companies of the U.S. markets (mostly NYSE issues), representing about 75% of NYSE market capitalization and 30% of NYSE issues. Since inception total return is from 7/27/05.
**** This unmanaged Index is designed to provide a comprehensive measure of large-cap U.S. equity "value" performance. It is an unmanaged float adjusted market capitalization weighted index comprised of stocks representing approximately half the market capitalization of the S&P 500 Index that have been identified as being on the value end of the growth-value spectrum. Since inception total return is from 7/27/05.
***** This unmanaged broad-based Index represents the union of the U.S.
      Aggregate Index, the U.S. High-Yield Corporate Index, the 144A Index, the Eurodollar Index, the Emerging Markets Index, the non-ERISA portion of the CMBS Index, and the CMBS High-Yield Index. Municipal debt, private placements, and non-dollar-denominated issues that are excluded from the Universal Index. The only constituent of the Index that includes floating-rate debt is the Emerging Markets Index. Since inception total return is from 7/27/05.

      S&P 500 is a trademark of the McGraw-Hill Companies.


12          FDP SERIES, INC.                        MAY 31, 2006

Performance Data (continued)                 MFS Research International FDP Fund

Total Return Based on a $10,000 Investment--Class A, Class B, Class C & Class I Shares

A line graph depicting the growth of an investment in the Fund's Class A, Class B, Class C & Class I Shares compared to growth of an investment in the MSCI Europe, Australasia and Far East Index. Values are from July 27, 2005 to May 2006.

                      MFS Research             MFS Research             MFS Research             MFS Research        MSCI Europe,
            International Fund +--   International Fund +--   International Fund +--   International Fund +--     Australasia and
                   Class A Shares*          Class B Shares*          Class C Shares*          Class I Shares*    Far East Index++
7/27/05**                  $ 9,475                  $10,000                  $10,000                  $10,000             $10,000
5/06                       $11,550                  $11,710                  $12,010                  $12,210             $12,422

* Assuming maximum sales charge, transaction costs and other operating expenses, including administration fees.
**    Commencement of operations.
+ MFS Research International FDP Fund invests, under normal market conditions, at least 65% of its assets in common stocks and related securities, such as preferred stocks, convertible securities and depositary receipts, of foreign companies.
++ This unmanaged broad-based Index measures the total returns of developed foreign stock markets in Europe, Australasia and the Far East.

      Past performance is not predictive of future results.

Aggregate Total Return

--------------------------------------------------------------------------------
                                                   Return Without  Return With
                                                    Sales Charge  Sales Charge**
================================================================================
Class A Shares*
================================================================================
Inception (7/27/05) through 5/31/06                   +21.90%       +15.50%
--------------------------------------------------------------------------------
*     Maximum sales charge is 5.25%.
**    Assuming maximum sales charge.

--------------------------------------------------------------------------------
                                                        Return         Return
                                                     Without CDSC    With CDSC**
================================================================================
Class B Shares*
================================================================================
Inception (7/27/05) through 5/31/06                     +21.10%       +17.10%
--------------------------------------------------------------------------------
* Maximum contingent deferred sales charge is 4% and is reduced to 0% after six years.
**    Assuming payment of applicable contingent deferred sales charge.

--------------------------------------------------------------------------------
                                                        Return         Return
                                                     Without CDSC    With CDSC**
================================================================================
Class C Shares*
================================================================================
Inception (7/27/05) through 5/31/06                     +21.10%       +20.10%
--------------------------------------------------------------------------------
* Maximum contingent deferred sales charge is 1% and is reduced to 0% after one year.
**    Assuming payment of applicable contingent deferred sales charge.

--------------------------------------------------------------------------------
Class I Shares                                                            Return
================================================================================
Inception (7/27/05) through 5/31/06                                      +22.10%
--------------------------------------------------------------------------------


            FDP SERIES, INC.                        MAY 31, 2006              13

Performance Data (continued)                             Marsico Growth FDP Fund

Total Return Based on a $10,000 Investment--Class A, Class B, Class C & Class I Shares

A line graph depicting the growth of an investment in the Fund's Class A, Class B, Class C & Class I Shares compared to growth of an investment in the S&P500(R) Index. Values are from July 27, 2005 to May 2006.

                      Marsico Growth         Marsico Growth         Marsico Growth         Marsico Growth
                         FDP Fund+--            FDP Fund+--            FDP Fund+--            FDP Fund+--          S&P 500(R)
                     Class A Shares*        Class B Shares*        Class C Shares*        Class I Shares*            Index++
7/27/05**                    $ 9,475                $10,000                $10,000                $10,000            $10,000
5/06                         $10,129                $10,220                $10,520                $10,700            $10,440

* Assuming maximum sales charge, transaction costs and other operating expenses, including administration fees.
**    Commencement of operations.
+ Marsico Growth FDP Fund invests primarily in equity securities of large cap companies that are selected for their growth potential.
++ This unmanaged broad-based Index is comprised of 500 industrial, utility, transportation and financial companies of the U.S. markets (mostly NYSE issues), representing about 75% of NYSE capitalization and 30% of NYSE issues.

      Past performance is not indicative of future results.

Aggregate Total Return

--------------------------------------------------------------------------------
                                                  Return Without   Return With
                                                   Sales Charge   Sales Charge**
================================================================================
Class A Shares*
================================================================================
Inception (7/27/05) through 5/31/06                    +6.90%        +1.29%
--------------------------------------------------------------------------------
*     Maximum sales charge is 5.25%.
**    Assuming maximum sales charge.

--------------------------------------------------------------------------------
                                                         Return        Return
                                                     Without CDSC    With CDSC**
================================================================================
Class B Shares*
================================================================================
Inception (7/27/05) through 5/31/06                      +6.20%        +2.20%
--------------------------------------------------------------------------------
* Maximum contingent deferred sales charge is 4% and is reduced to 0% after six years.
**    Assuming payment of applicable contingent deferred sales charge.

--------------------------------------------------------------------------------
                                                         Return         Return
                                                      Without CDSC   With CDSC**
================================================================================
Class C Shares*
================================================================================
Inception (7/27/05) through 5/31/06                       +6.20%        +5.20%
--------------------------------------------------------------------------------
* Maximum contingent deferred sales charge is 1% and is reduced to 0% after one year.
**    Assuming payment of applicable contingent deferred sales charge.

--------------------------------------------------------------------------------
Class I Shares                                                            Return
================================================================================
Inception (7/27/05) through 5/31/06                                       +7.00%
--------------------------------------------------------------------------------


14          FDP SERIES, INC.                        MAY 31, 2006

Performance Data (continued)                           Van Kampen Value FDP Fund

Total Return Based on a $10,000 Investment--Class A, Class B, Class C & Class I Shares

A line graph depicting the growth of an investment in the Fund's Class A, Class B, Class C & Class I Shares compared to growth of an investment in the S&P 500 Citigroup Value Index. Values are from July 27, 2005 to May 2006.

                          Van Kampen             Van Kampen             Van Kampen              Van Kampen             S&P 500
                   Value FDP Fund+--      Value FDP Fund+--      Value FDP Fund+--       Value FDP Fund+--           Citigroup
                     Class A Shares*        Class B Shares*        Class C Shares*         Class I Shares*       Value Index++
7/27/05**                     $9,475                $10,000                $10,000                 $10,000             $10,000
5/06                          $9,986                $10,076                $10,378                 $10,556             $11,016

* Assuming maximum sales charge, transaction costs and other operating expenses, including administration fees.
**    Commencement of operations.
+ Van Kampen Value FDP Fund invests, under normal market conditions, primarily in a portfolio of equity securities, consisting principally of common stocks.
++ This unmanaged Index is designed to provide a comprehensive measure of large-cap U.S. equity "value" performance. It is an unmanaged float adjusted market capitalization weighted index comprised of stocks representing approximately half the market capitalization of the S&P 500 Index that have been identified as being on the value end of the growth-value spectrum.

      Past performance is not indicative of future results.

Aggregate Total Return

--------------------------------------------------------------------------------
                                                  Return Without   Return With
                                                   Sales Charge   Sales Charge**
================================================================================
Class A Shares*
================================================================================
Inception (7/27/05) through 5/31/06                    +5.40%        -0.14%
--------------------------------------------------------------------------------
*     Maximum sales charge is 5.25%.
**    Assuming maximum sales charge.

--------------------------------------------------------------------------------
                                                        Return         Return
                                                     Without CDSC    With CDSC**
================================================================================
Class B Shares*
================================================================================
Inception (7/27/05) through 5/31/06                      +4.76%        +0.76%
--------------------------------------------------------------------------------
* Maximum contingent deferred sales charge is 4% and is reduced to 0% after six years.
**    Assuming payment of applicable contingent deferred sales charge.

--------------------------------------------------------------------------------
                                                         Return        Return
                                                      Without CDSC   With CDSC**
================================================================================
Class C Shares*
================================================================================
Inception (7/27/05) through 5/31/06                      +4.78%        +3.78%
--------------------------------------------------------------------------------
* Maximum contingent deferred sales charge is 1% and is reduced to 0% after one year.
**    Assuming payment of applicable contingent deferred sales charge.

--------------------------------------------------------------------------------
Class I Shares                                                            Return
================================================================================
Inception (7/27/05) through 5/31/06                                       +5.56%
--------------------------------------------------------------------------------


            FDP SERIES, INC.                        MAY 31, 2006              15

Performance Data (concluded)            Franklin Templeton Total Return FDP Fund

Total Return Based on a $10,000 Investment--Class A, Class B, Class C & Class I Shares

A line graph depicting the growth of an investment in the Fund's Class A, Class B, Class C & Class I Shares compared to growth of an investment in the Lehman Brothers U.S. Universal Index. Values are from July 27, 2005 to May 2006.

                  Franklin Templeton      Franklin Templeton      Franklin Templeton       Franklin Templeton              Lehman
                        Total Return            Total Return            Total Return             Total Return            Brothers
                         FDP Fund+--             FDP Fund+--             FDP Fund+--              FDP Fund+--      U.S. Universal
                     Class A Shares*         Class B Shares*         Class C Shares*          Class I Shares*             Index++
7/27/05**                     $9,600                 $10,000                 $10,000                  $10,000             $10,000
5/06                          $9,528                  $9,496                  $9,781                   $9,945             $10,031

* Assuming maximum sales charge, transaction costs and other operating expenses, including administration fees.
**    Commencement of operations.
+ Franklin Templeton Total Return FDP Fund invests, under normal market conditions, at least 85% of its assets in investment grade debt securities.
++ This unmanaged broad-based Index represents the union of the U.S. Aggregate Index, the U.S. High-Yield Corporate Index, the 144A Index, the Eurodollar Index, the Emerging Markets Index, the non-ERISA portion of the CMBS Index, and the CMBS High-Yield Index. Municipal debt, private placements, and non-dollar-denominated issues that are excluded from the Universal Index. The only constituent of the Index that includes floating-rate debt is the Emerging Markets Index.

      Past performance is not indicative of future results.

Aggregate Total Return

--------------------------------------------------------------------------------
                                                  Return Without   Return With
                                                   Sales Charge   Sales Charge**
================================================================================
Class A Shares*
================================================================================
Inception (7/27/05) through 5/31/06                   -0.76%         -4.72%
--------------------------------------------------------------------------------
*     Maximum sales charge is 4%.
**    Assuming maximum sales charge.

--------------------------------------------------------------------------------
                                                        Return         Return
                                                     Without CDSC    With CDSC**
================================================================================
Class B Shares*
================================================================================
Inception (7/27/05) through 5/31/06                     -1.19%         -5.04%
--------------------------------------------------------------------------------
* Maximum contingent deferred sales charge is 4% and is reduced to 0% after six years.
**    Assuming payment of applicable contingent deferred sales charge.

--------------------------------------------------------------------------------
                                                        Return         Return
                                                     Without CDSC    With CDSC**
================================================================================
Class C Shares*
================================================================================
Inception (7/27/05) through 5/31/06                     -1.23%         -2.19%
--------------------------------------------------------------------------------
* Maximum contingent deferred sales charge is 1% and is reduced to 0% after one year.
**    Assuming payment of applicable contingent deferred sales charge.

--------------------------------------------------------------------------------
Class I Shares                                                            Return
================================================================================
Inception (7/27/05) through 5/31/06                                       -0.55%
--------------------------------------------------------------------------------


16          FDP SERIES, INC.                        MAY 31, 2006

Disclosure of Expenses

Shareholders of these Funds may incur the following charges: (a) expenses related to transactions, including sales charges, redemption fees and exchange fees; and (b) operating expenses including advisory fees, distribution fees including 12b-1 fees, and other Fund expenses. The following example (which is based on a hypothetical investment of $1,000 invested on December 1, 2005 and held through May 31, 2006) is intended to assist shareholders both in calculating expenses based on an investment in each Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The first table of each Fund provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period."

The second table of each Fund provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in these Funds and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds' shareholder reports.

The expenses shown in the tables are intended to highlight shareholders' ongoing costs only and do not reflect any transactional expenses, such as sales charges, redemption fees or exchange fees. Therefore, the second table is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

MFS Research International FDP Fund

                                                                                         Expenses Paid
                                                     Beginning          Ending        During the Period*
                                                   Account Value     Account Value     December 1, 2005
                                                 December 1, 2005    May 31, 2006      to May 31, 2006
========================================================================================================
Actual
========================================================================================================
Class A                                                $1,000          $1,146.80            $11.51
--------------------------------------------------------------------------------------------------------
Class B                                                $1,000          $1,141.40            $15.59
--------------------------------------------------------------------------------------------------------
Class C                                                $1,000          $1,142.50            $15.60
--------------------------------------------------------------------------------------------------------
Class I                                                $1,000          $1,147.60            $10.07
========================================================================================================
Hypothetical (5% annual return before expenses)**
========================================================================================================
Class A                                                $1,000          $1,014.18            $10.80
--------------------------------------------------------------------------------------------------------
Class B                                                $1,000          $1,010.34            $14.64
--------------------------------------------------------------------------------------------------------
Class C                                                $1,000          $1,010.34            $14.64
--------------------------------------------------------------------------------------------------------
Class I                                                $1,000          $1,015.53            $ 9.45
--------------------------------------------------------------------------------------------------------

* For each class of the Fund, expenses are equal to the annualized expense ratio for the class (2.15% for Class A, 2.92% for Class B, 2.92% for Class C and 1.88% for Class I), multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period shown).
** Hypothetical 5% annual return before expenses is calculated by pro-rating the number of days in the most recent fiscal half year divided by 365.


            FDP SERIES, INC.                        MAY 31, 2006              17

Marsico Growth FDP Fund

                                                                                             Expenses Paid
                                                        Beginning           Ending        During the Period*
                                                      Account Value     Account Value      December 1, 2005
                                                     December 1, 2005    May 31, 2006       to May 31, 2006
============================================================================================================
Actual
============================================================================================================
Class A                                                   $1,000           $1,014.20            $ 8.39
------------------------------------------------------------------------------------------------------------
Class B                                                   $1,000           $1,010.50            $12.28
------------------------------------------------------------------------------------------------------------
Class C                                                   $1,000           $1,010.50            $12.28
------------------------------------------------------------------------------------------------------------
Class I                                                   $1,000           $1,014.20            $ 7.23
============================================================================================================
Hypothetical (5% annual return before expenses)**
============================================================================================================
Class A                                                   $1,000           $1,016.57            $ 8.40
------------------------------------------------------------------------------------------------------------
Class B                                                   $1,000           $1,012.68            $12.29
------------------------------------------------------------------------------------------------------------
Class C                                                   $1,000           $1,012.68            $12.29
------------------------------------------------------------------------------------------------------------
Class I                                                   $1,000           $1,017.72            $ 7.24
------------------------------------------------------------------------------------------------------------

* For each class of the Fund, expenses are equal to the annualized expense ratio for the class (1.67% for Class A, 2.45% for Class B, 2.45% for Class C and 1.44% for Class I), multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period shown).
** Hypothetical 5% annual return before expenses is calculated by pro-rating the number of days in the most recent fiscal half year divided by 365.

Van Kampen Value FDP Fund

                                                                                             Expenses Paid
                                                        Beginning           Ending        During the Period*
                                                      Account Value     Account Value      December 1, 2005
                                                    December 1, 2005     May 31, 2006       to May 31, 2006
============================================================================================================
Actual
============================================================================================================
Class A                                                   $1,000           $1,039.40            $ 8.34
------------------------------------------------------------------------------------------------------------
Class B                                                   $1,000           $1,036.20            $12.29
------------------------------------------------------------------------------------------------------------
Class C                                                   $1,000           $1,036.40            $12.29
------------------------------------------------------------------------------------------------------------
Class I                                                   $1,000           $1,041.00            $ 7.17
============================================================================================================
Hypothetical (5% annual return before expenses)**
============================================================================================================
Class A                                                   $1,000           $1,016.72            $ 8.25
------------------------------------------------------------------------------------------------------------
Class B                                                   $1,000           $1,012.83            $12.14
------------------------------------------------------------------------------------------------------------
Class C                                                   $1,000           $1,012.83            $12.14
------------------------------------------------------------------------------------------------------------
Class I                                                   $1,000           $1,017.87            $ 7.09
------------------------------------------------------------------------------------------------------------

* For each class of the Fund, expenses are equal to the annualized expense ratio for the class (1.64% for Class A, 2.42% for Class B, 2.42% for Class C and 1.41% for Class I), multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period shown).
** Hypothetical 5% annual return before expenses is calculated by pro-rating the number of days in the most recent fiscal half year divided by 365.


18          FDP SERIES, INC.                        MAY 31, 2006

Disclosure of Expenses (concluded)

Franklin Templeton Total Return FDP Fund

                                                                                            Expenses Paid
                                                        Beginning           Ending       During the Period*
                                                      Account Value     Account Value     December 1, 2005
                                                     December 1, 2005    May 31, 2006      to May 31, 2006
===========================================================================================================
Actual
===========================================================================================================
Class A                                                   $1,000           $1,000.00            $6.28
-----------------------------------------------------------------------------------------------------------
Class B                                                   $1,000           $  997.40            $8.91
-----------------------------------------------------------------------------------------------------------
Class C                                                   $1,000           $  997.10            $9.16
-----------------------------------------------------------------------------------------------------------
Class I                                                   $1,000           $1,001.30            $5.34
===========================================================================================================
Hypothetical (5% annual return before expenses)**
===========================================================================================================
Class A                                                   $1,000           $1,018.62            $6.34
-----------------------------------------------------------------------------------------------------------
Class B                                                   $1,000           $1,015.97            $9.00
-----------------------------------------------------------------------------------------------------------
Class C                                                   $1,000           $1,015.73            $9.25
-----------------------------------------------------------------------------------------------------------
Class I                                                   $1,000           $1,019.56            $5.39
-----------------------------------------------------------------------------------------------------------

* For each class of the Fund, expenses are equal to the annualized expense ratio for the class (1.26% for Class A, 1.79% for Class B, 1.84% for Class C and 1.07% for Class I), multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period shown).
** Hypothetical 5% annual return before expenses is calculated by pro-rating the number of days in the most recent fiscal half year divided by 365.


            FDP SERIES, INC.                        MAY 31, 2006              19

Portfolio Information as of May 31, 2006

Geographic Allocation

--------------------------------------------------------------------------------
                                                                      Percent of
MFS Research International FDP Fund                            Total Investments
--------------------------------------------------------------------------------
United Kingdom ...........................................                 19.4%
Japan ....................................................                 15.7
France ...................................................                 10.7
Switzerland ..............................................                  9.9
South Korea ..............................................                  6.2
Germany ..................................................                  5.6
Brazil ...................................................                  5.1
Italy ....................................................                  4.5
Mexico ...................................................                  3.4
Norway ...................................................                  2.5
Singapore ................................................                  2.0
Netherlands ..............................................                  1.9
Spain ....................................................                  1.9
Sweden ...................................................                  1.5
Canada ...................................................                  1.2
Hong Kong ................................................                  1.1
Australia ................................................                  0.8
Hungary ..................................................                  0.7
Taiwan ...................................................                  0.6
Belgium ..................................................                  0.6
Turkey ...................................................                  0.5
Greece ...................................................                  0.3
Luxembourg ...............................................                  0.3
Indonesia ................................................                  0.2
Ireland ..................................................                  0.2
Other* ...................................................                  3.2
--------------------------------------------------------------------------------
*     Includes portfolio holdings in short-term investments.

Ten Largest Holdings

--------------------------------------------------------------------------------
                                                                      Percent of
MFS Research International FDP Fund                                   Net Assets
--------------------------------------------------------------------------------
GlaxoSmithKline Plc ......................................                  3.1%
Samsung Electronics Co., Ltd. ............................                  2.8
Royal Dutch Shell Plc ....................................                  2.7
Total SA .................................................                  2.3
Nestle SA Registered Shares ..............................                  2.0
UBS AG Registered Shares .................................                  2.0
Novartis AG Registered Shares ............................                  1.8
BNP Paribas ..............................................                  1.7
E.ON AG ..................................................                  1.7
BHP Billiton Plc .........................................                  1.6
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                                      Percent of
Marsico Growth FDP Fund                                               Net Assets
--------------------------------------------------------------------------------
UnitedHealth Group, Inc. .................................                  5.1%
Genentech, Inc. ..........................................                  4.3
Goldman Sachs Group, Inc. ................................                  4.2
UBS AG Registered ........................................                  4.0
FedEx Corp. ..............................................                  3.4
Las Vegas Sands Corp. ....................................                  3.0
Burlington Northern Santa Fe Corp. .......................                  2.8
Lowe's Cos., Inc. ........................................                  2.8
Procter & Gamble Co. .....................................                  2.7
Schlumberger Ltd. ........................................                  2.6
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                                      Percent of
Van Kampen Value FDP Fund                                             Net Assets
--------------------------------------------------------------------------------
GlaxoSmithKline Plc ......................................                  4.1%
AT&T, Inc. ...............................................                  4.1
Bank of America Corp. ....................................                  3.7
Freddie Mac ..............................................                  3.7
Verizon Communications, Inc. .............................                  3.6
Bristol-Myers Squibb Co. .................................                  3.6
International Paper Co. ..................................                  3.6
Citigroup, Inc. ..........................................                  3.2
Wells Fargo & Co. ........................................                  2.7
Alcoa, Inc. ..............................................                  2.4
--------------------------------------------------------------------------------


20          FDP SERIES, INC.                        MAY 31, 2006

Portfolio Information as of May 31, 2006 (concluded)

Sector Representation

--------------------------------------------------------------------------------
                                                                      Percent of
MFS Research International FDP Fund                            Total Investments
--------------------------------------------------------------------------------
Financials ...............................................                 28.0%
Materials ................................................                 11.7
Consumer Discretionary ...................................                 11.2
Energy ...................................................                  8.0
Consumer Staples .........................................                  7.6
Health Care ..............................................                  7.5
Information Technology ...................................                  7.1
Industrials ..............................................                  5.8
Telecommunication Services ...............................                  5.7
Utilities ................................................                  4.2
Other* ...................................................                  3.2
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                                      Percent of
Marisco Growth FDP Fund                                        Total Investments
--------------------------------------------------------------------------------
Consumer Discretionary ...................................                 23.7%
Financials ...............................................                 16.5
Industrials ..............................................                 16.5
Health Care ..............................................                 12.6
Energy ...................................................                  6.2
Consumer Staples .........................................                  5.2
Information Technology ...................................                  5.1
Materials ................................................                  2.9
Telecommunication Services ...............................                  2.5
Other* ...................................................                  8.8
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                                      Percent of
Van Kampen Value FDP Fund                                      Total Investments
--------------------------------------------------------------------------------
Financials ...............................................                 22.9%
Health Care ..............................................                 17.4
Consumer Discretionary ...................................                 11.4
Consumer Staples .........................................                 11.2
Telecommunications Services ..............................                 10.0
Materials ................................................                  9.2
Information Technology ...................................                  5.4
Industrials ..............................................                  1.2
Energy ...................................................                  0.7
Utilities ................................................                  0.7
Other* ...................................................                  9.9
--------------------------------------------------------------------------------
*     Includes portfolio holdings in short-term investments.

      For Fund compliance purposes, the Fund's sector and industry classifications refer to any one or more of the sector and industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine sector and industry sub-classifications for reporting ease. Industry classifications are shown as a percent of net assets. These industry classifications are unaudited.

Five Largest Industries

--------------------------------------------------------------------------------
                                                                      Percent of
MFS Research International FDP Fund                                   Net Assets
--------------------------------------------------------------------------------
Commercial Banks .........................................                 17.1%
Oil, Gas & Consumable Fuels ..............................                  7.9
Pharmaceuticals ..........................................                  7.7
Metals & Mining ..........................................                  4.9
Insurance ................................................                  4.7
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                                      Percent of
Marsico Growth FDP Fund                                               Net Assets
--------------------------------------------------------------------------------
Capital Markets ..........................................                 10.8%
Hotels, Restaurants & Leisure ............................                  9.5
Biotechnology ............................................                  6.2
Health Care Providers & Services .........................                  5.3
Road & Rail ..............................................                  4.9
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                                      Percent of
Van Kampen Value FDP Fund                                             Net Assets
--------------------------------------------------------------------------------
Pharmaceuticals ..........................................                 15.5%
Media ....................................................                 11.0
Diversified Financial Services ...........................                  8.0
Diversified Telecommunication Services ...................                  7.9
Commercial Banks .........................................                  5.3
--------------------------------------------------------------------------------

S&P Rating/Moody's Rating

--------------------------------------------------------------------------------
                                                                      Percent of
Franklin Templeton Total Return FDP Fund                       Total Investments
--------------------------------------------------------------------------------
AAA/Aaa ..................................................                 75.4%
AA/Aa ....................................................                  1.2
A/A ......................................................                  2.5
BBB/Baa ..................................................                  5.4
BB/Ba ....................................................                  1.1
B/B ......................................................                  1.1
CCC/Caa ..................................................                  0.1
NR (Not Rated) ...........................................                  5.2
Other* ...................................................                  8.0
--------------------------------------------------------------------------------
*     Includes portfolio holdings in short-term investments.

Asset Mix

--------------------------------------------------------------------------------
                                                                      Percent of
Franklin Templeton Total Return FDP Fund                       Total Investments
--------------------------------------------------------------------------------
Government & Agency Obligations ..........................                 31.2%
Government Agency Mortgage-Backed Securities .............                 30.6
Corporate Bonds ..........................................                 11.5
Asset-Backed Securities ..................................                  7.3
Non-Government Agency Mortgage-Backed Securities .........                  6.5
Foreign Government Obligations ...........................                  4.3
Preferred Securities .....................................                  0.6
Other* ...................................................                  8.0
--------------------------------------------------------------------------------
*     Includes portfolio holdings in short-term investments.


            FDP SERIES, INC.                        MAY 31, 2006              21

Schedule of Investments    MFS Research International FDP Fund (in U.S. dollars)

                                                        Shares
            Industry       Common Stocks                  Held         Value
===============================================================================
Austria--0.8%
            Commercial Banks--0.8%
            Erste Bank der Oesterreichischen
              Sparkassen AG                             12,068      $   690,043
            -------------------------------------------------------------------
            Total Common Stocks in Austria                              690,043
===============================================================================
Belgium--0.6%
            Chemicals--0.6%
            Umicore                                      3,420          495,817
            -------------------------------------------------------------------
            Total Common Stocks in Belgium                              495,817
===============================================================================
Brazil--5.2%
            Commercial Banks--0.7%
            Banco Nossa Caixa SA                         6,810          125,996
            Uniao de Bancos Brasileiros SA (a)           7,880          502,980
                                                                    -----------
                                                                        628,976
            -------------------------------------------------------------------
            Consumer Finance--0.3%
            CSU Cardsystem SA (b)                       39,160          253,413
            -------------------------------------------------------------------
            Electric Utilities--0.3%
            Equatorial Energia SA (b)                   40,320          249,713
            -------------------------------------------------------------------
            Internet Software &
            Services--0.2%
            Universo Online SA (b)                      39,300          204,821
            -------------------------------------------------------------------
            Metals & Mining--1.9%
            Cia Siderurgica Nacional SA (a)             16,480          489,126
            Companhia Vale do Rio Doce
              (Common Shares) (a)                       25,850        1,204,351
                                                                    -----------
                                                                      1,693,477
            -------------------------------------------------------------------
            Oil, Gas & Consumable
            Fuels--0.4%
            Petroleo Brasileiro SA (a)                   3,650          317,003
            -------------------------------------------------------------------
            Paper & Forest Products--1.4%
            Aracruz Celulose SA (a)                     16,300          833,745
            Votorantim Celulose e Papel SA              26,550          377,806
                                                                    -----------
                                                                      1,211,551
            -------------------------------------------------------------------
            Total Common Stocks in Brazil                             4,558,954
===============================================================================
Canada--1.2%
            Diversified Telecommunication
            Services--1.0%
            TELUS Corp.                                 21,340          887,753
            -------------------------------------------------------------------
            Oil, Gas & Consumable
            Fuels--0.2%
            Canadian Natural Resources Ltd.              3,760          198,083
            -------------------------------------------------------------------
            Total Common Stocks in Canada                             1,085,836
===============================================================================
France--10.9%
            Beverages--0.4%
            Pernod-Ricard                                1,880          368,074
            -------------------------------------------------------------------
            Commercial Banks--2.9%
            BNP Paribas                                 16,238        1,518,583
            Credit Agricole SA                          27,080        1,013,710
                                                                    -----------
                                                                      2,532,293
            -------------------------------------------------------------------
            Electrical Equipment--1.2%
            Schneider Electric SA                       10,290        1,070,750
            -------------------------------------------------------------------
            IT Services--0.7%
            Cap Gemini SA                               10,920          601,063
            -------------------------------------------------------------------
            Insurance--1.6%
            AXA                                         38,750        1,351,744
            -------------------------------------------------------------------
            Machinery--0.2%
            Vallourec                                      155          195,052
            -------------------------------------------------------------------
            Multi-Utilities--1.0%
            Suez SA                                     21,370          824,770
            -------------------------------------------------------------------
            Oil, Gas & Consumable
            Fuels--2.3%
            Total SA                                    31,480        2,046,749
            -------------------------------------------------------------------
            Textiles, Apparel & Luxury
            Goods--0.6%
            LVMH Moet Hennessy Louis Vuitton SA          5,520          544,286
            -------------------------------------------------------------------
            Total Common Stocks in France                             9,534,781
===============================================================================
Germany--5.7%
            Auto Components--0.6%
            Continental AG                               4,856          532,837
            -------------------------------------------------------------------
            Automobiles--1.0%
            Bayerische Motoren Werke AG                 17,690          913,510
            -------------------------------------------------------------------
            Chemicals--1.3%
            Bayer AG                                    25,220        1,136,605
            -------------------------------------------------------------------
            Electric Utilities--1.7%
            E.ON AG                                     12,560        1,459,699
            -------------------------------------------------------------------
            Industrial Conglomerates--1.1%
            Siemens AG                                  11,030          953,335
            -------------------------------------------------------------------
            Total Common Stocks in Germany                            4,995,986
===============================================================================
Greece--0.3%
            Commercial Banks--0.3%
            Bank of Cyprus Public Co. Ltd.              30,940          287,128
            -------------------------------------------------------------------
            Total Common Stocks in Greece                               287,128
===============================================================================
Hong Kong--1.2%
            Distributors--0.5%
            Li & Fung Ltd.                             209,800          429,746
            -------------------------------------------------------------------
            Oil, Gas & Consumable
            Fuels--0.7%
            CNOOC Ltd.                                 764,000          587,177
            -------------------------------------------------------------------
            Total Common Stocks in Hong Kong                          1,016,923
===============================================================================
Hungary--0.7%
            Commercial Banks--0.7%
            OTP Bank Rt (a)                              8,940          595,312
            -------------------------------------------------------------------
            Total Common Stocks in Hungary                              595,312
===============================================================================
Indonesia--0.2%
            Diversified Telecommunication
            Services--0.2%
            Indosat Tbk PT                             392,000          210,411
            -------------------------------------------------------------------
            Total Common Stocks in Indonesia                            210,411
===============================================================================
Ireland--0.2%
            Commercial Banks--0.2%
            Depfa Bank Plc                              11,490          186,334
            -------------------------------------------------------------------
            Total Common Stocks in Ireland                              186,334
===============================================================================


22          FDP SERIES, INC.                        MAY 31, 2006

                           MFS Research International FDP Fund (in U.S. dollars)

                                                        Shares
            Industry           Common Stocks              Held         Value
===============================================================================
Italy--4.6%
            Commercial Banks--1.1%
            UniCredito Italiano SpA                    131,440      $ 1,003,367
            -------------------------------------------------------------------
            Construction Materials--0.9%
            Italcementi SpA                             13,690          333,258
            Italcementi SpA (RNC)                       28,440          454,610
                                                                    -----------
                                                                        787,868
            -------------------------------------------------------------------
            Diversified Telecommunication
            Services--0.9%
            FastWeb SpA (b)                             15,580          770,883
            -------------------------------------------------------------------
            Energy Equipment &
            Services--0.4%
            Saipem SpA                                  13,170          310,278
            -------------------------------------------------------------------
            Insurance--1.3%
            Assicurazioni Generali SpA                  31,800        1,159,887
            -------------------------------------------------------------------
            Total Common Stocks in Italy                              4,032,283
===============================================================================
Japan--16.0%
            Automobiles--1.7%
            Nissan Motor Co., Ltd.                      73,100          888,320
            Toyota Motor Corp.                          11,700          628,513
                                                                    -----------
                                                                      1,516,833
            -------------------------------------------------------------------
            Building Products--0.7%
            Asahi Glass Co., Ltd.                       47,000          628,046
            -------------------------------------------------------------------
            Chemicals--0.4%
            Kaneka Corp.                                35,000          340,837
            -------------------------------------------------------------------
            Commercial Banks--2.3%
            Mitsubishi UFJ Financial Group, Inc.            82        1,131,111
            Shinsei Bank Ltd.                           24,000          160,529
            Sumitomo Mitsui Financial Group, Inc.           69          707,989
                                                                    -----------
                                                                      1,999,629
            -------------------------------------------------------------------
            Consumer Finance--3.1%
            Aeon Credit Service Co., Ltd.               14,000          373,251
            Aiful Corp.                                 18,000          999,470
            ORIX Corp.                                   2,890          838,477
            Takefuji Corp.                               8,090          508,384
                                                                    -----------
                                                                      2,719,582
            -------------------------------------------------------------------
            Diversified Financial
            Services--0.8%
            KK DaVinci Advisors (b)                        611          658,671
            -------------------------------------------------------------------
            Electronic Equipment &
            Instruments--0.4%
            Nippon Electric Glass Co.                   14,000          309,450
            -------------------------------------------------------------------
            Food & Staples Retailing--0.2%
            Sundrug Co., Ltd.                            8,100          208,610
            -------------------------------------------------------------------
            Gas Utilities--0.8%
            Tokyo Gas Co., Ltd.                        137,000          687,394
            -------------------------------------------------------------------
            Household Products--0.9%
            Kao Corp.                                   33,000          826,546
            -------------------------------------------------------------------
            Machinery--0.5%
            Fanuc Ltd.                                   4,700          420,916
            -------------------------------------------------------------------
            Media--0.4%
            Nippon Television Network Corp.              2,510          359,972
            -------------------------------------------------------------------
            Office Electronics--0.4%
            Konica Minolta Holdings, Inc.               29,500          357,629
            -------------------------------------------------------------------
            Pharmaceuticals--1.2%
            Astellas Pharma, Inc.                       26,900        1,059,972
            -------------------------------------------------------------------
            Software--0.9%
            Capcom Co., Ltd.                            22,600          240,251
            Nintendo Co., Ltd.                           3,000          507,536
                                                                    -----------
                                                                        747,787
            -------------------------------------------------------------------
            Specialty Retail--0.6%
            Yamada Denki Co., Ltd.                       4,700          489,666
            -------------------------------------------------------------------
            Trading Companies &
            Distributors--0.7%
            Mitsubishi Corp.                            29,300          625,046
            -------------------------------------------------------------------
            Total Common Stocks in Japan                             13,956,586
===============================================================================
Luxembourg--0.3%
            Metals & Mining--0.3%
            Ternium SA (a)(b)                            9,600          224,640
            -------------------------------------------------------------------
            Total Common Stocks in Luxembourg                           224,640
===============================================================================
Mexico--3.5%
            Beverages--0.5%
            Grupo Modelo SA                            112,020          401,291
            -------------------------------------------------------------------
            Construction Materials--0.9%
            Cemex, SA de CV (a)                         13,542          771,488
            -------------------------------------------------------------------
            Household Durables--0.3%
            Consorcio ARA, SA de CV                     26,480          110,084
            Urbi Desarrollos Urbanos, SA de CV          44,610          108,590
                                                                    -----------
                                                                        218,674
            -------------------------------------------------------------------
            Household Products--0.1%
            Kimberly-Clark de Mexico, SA de CV          37,820          128,458
            -------------------------------------------------------------------
            Media--0.8%
            Grupo Televisa SA (a)                       39,230          721,440
            -------------------------------------------------------------------
            Specialty Retail--0.3%
            Grupo Elektra, SA de CV                     25,870          277,428
            -------------------------------------------------------------------
            Transportation Infrastructure -- 0.2%
            Grupo Aeroportuario del Pacifico,
              SA de CV (a)                               6,080          202,464
            -------------------------------------------------------------------
            Wireless Telecommunication
            Services--0.4%
            America Movil, SA de CV (a)                 10,560          344,890
            -------------------------------------------------------------------
            Total Common Stocks in Mexico                             3,066,133
===============================================================================
Netherlands--1.9%
            Air Freight & Logistics--0.6%
            TNT NV                                      14,970          552,384
            -------------------------------------------------------------------
            Communications Equipment--0.3%
            TomTom NV (b)                                6,500          288,727
            -------------------------------------------------------------------
            Household Durables--1.0%
            Koninklijke Philips Electronics NV          26,880          850,542
            -------------------------------------------------------------------
            Total Common Stocks in the Netherlands                    1,691,653
===============================================================================


            FDP SERIES, INC.                        MAY 31, 2006              23

                           MFS Research International FDP Fund (in U.S. dollars)

                                                        Shares
            Industry           Common Stocks              Held         Value
===============================================================================
Norway--2.5%
            Diversified Telecommunication
            Services--0.9%
            Telenor ASA                                 63,510      $   804,777
            -------------------------------------------------------------------
            Oil, Gas & Consumable
            Fuels--1.6%
            Norsk Hydro ASA                             18,900          533,385
            Statoil ASA                                 28,610          841,596
                                                                    -----------
                                                                      1,374,981
            -------------------------------------------------------------------
            Total Common Stocks in Norway                             2,179,758
===============================================================================
Singapore--2.0%
            Commercial Banks--0.9%
            DBS Group Holdings Ltd.                     76,000          838,320
            -------------------------------------------------------------------
            Diversified Financial
            Services--0.3%
            Singapore Exchange Ltd.                     93,000          229,016
            -------------------------------------------------------------------
            Diversified Telecommunication
            Services--0.8%
            Singapore Telecommunications Ltd.          442,000          699,953
            -------------------------------------------------------------------
            Total Common Stocks in Singapore                          1,767,289
===============================================================================
South Korea--6.4%
            Auto Components--0.7%
            Hyundai Mobis                                7,680          604,269
            -------------------------------------------------------------------
            Chemicals--0.2%
            Hanwha Chemical Corp.                       19,360          202,342
            -------------------------------------------------------------------
            Commercial Banks--1.3%
            Hana Financial Group, Inc.                   8,700          392,709
            Shinhan Financial Group Co. Ltd.            16,780          768,573
                                                                    -----------
                                                                      1,161,282
            -------------------------------------------------------------------
            Food Products--0.3%
            Nong Shim Co., Ltd.                            852          251,329
            -------------------------------------------------------------------
            Metals & Mining--1.1%
            POSCO                                        3,510          913,474
            -------------------------------------------------------------------
            Semiconductors & Semiconductor
            Equipment--2.8%
            Samsung Electronics Co., Ltd.                3,740        2,406,630
            -------------------------------------------------------------------
            Total Common Stocks in South Korea                        5,539,326
===============================================================================
Spain--1.9%
            Commercial Banks--1.2%
            Banco Bilbao Vizcaya Argentaria SA          49,490        1,028,794
            -------------------------------------------------------------------
            Diversified Telecommunication
            Services--0.5%
            Telefonica SA                               25,350          415,961
            -------------------------------------------------------------------
            Insurance--0.2%
            Corporacion Mapfre SA                       11,820          229,726
            -------------------------------------------------------------------
            Total Common Stocks in Spain                              1,674,481
===============================================================================
Sweden--1.5%
            Commercial Banks--0.5%
            Svenska Handelsbanken Class A               17,400          466,004
            -------------------------------------------------------------------
            Communications Equipment -- 1.0%
            Telefonaktiebolaget LM Ericsson            260,210          833,963
            -------------------------------------------------------------------
            Total Common Stocks in Sweden                             1,299,967
===============================================================================
Switzerland--10.1%
            Building Products--0.6%
            Geberit AG Registered Shares                   460          502,466
            -------------------------------------------------------------------
            Capital Markets--2.0%
            UBS AG Registered Shares                    15,255        1,733,751
            -------------------------------------------------------------------
            Chemicals--1.4%
            Lonza Group AG Registered Shares             6,610          453,082
            Syngenta AG                                  5,840          805,801
                                                                    -----------
                                                                      1,258,883
            -------------------------------------------------------------------
            Food Products--2.0%
            Nestle SA Registered Shares                  5,825        1,744,035
            -------------------------------------------------------------------
            Insurance--0.7%
            Swiss Reinsurance Registered Shares          9,100          641,999
            -------------------------------------------------------------------
            Pharmaceuticals--3.4%
            Actelion Ltd. (b)                            4,030          471,028
            Novartis AG Registered Shares               27,780        1,545,049
            Roche Holding AG                             5,790          904,737
                                                                    -----------
                                                                      2,920,814
            -------------------------------------------------------------------
            Total Common Stocks in Switzerland                        8,801,948
===============================================================================
Taiwan--0.7%
            Semiconductors & Semiconductor
            Equipment--0.7%
            Taiwan Semiconductor
              Manufacturing Co., Ltd.                  296,000          555,091
            -------------------------------------------------------------------
            Total Common Stocks in Taiwan                               555,091
===============================================================================
Turkey--0.5%
            Commercial Banks--0.5%
            Akbank T.A.S.                               69,820          415,879
            -------------------------------------------------------------------
            Total Common Stocks in Turkey                               415,879
===============================================================================
United Kingdom--19.8%
            Beverages--1.0%
            Diageo Plc                                  52,060          855,094
            -------------------------------------------------------------------
            Commercial Banks--3.7%
            Barclays Plc                                76,200          881,924
            HSBC Holdings Plc                           64,530        1,121,329
            Royal Bank of Scotland Group Plc            38,660        1,248,090
                                                                    -----------
                                                                      3,251,343
            -------------------------------------------------------------------
            Electric Utilities--0.6%
            Scottish Power Plc                          51,500          538,888
            -------------------------------------------------------------------
            Food & Staples Retailing--1.5%
            Tesco Plc                                  219,860        1,319,196
            -------------------------------------------------------------------
            Household Products--0.7%
            Reckitt Benckiser Plc                       16,560          609,740
            -------------------------------------------------------------------
            Insurance--0.9%
            Aviva Plc                                   59,570          826,777
            -------------------------------------------------------------------
            Media--1.5%
            WPP Group Plc                              105,580        1,302,286
            -------------------------------------------------------------------
            Metals & Mining--1.6%
            BHP Billiton Plc                            69,640        1,361,109
            -------------------------------------------------------------------
            Multiline Retail--0.8%
            Next Plc                                    22,910          697,421
            -------------------------------------------------------------------
            Oil, Gas & Consumable
            Fuels--2.7%
            Royal Dutch Shell Plc                       70,040        2,316,738
            -------------------------------------------------------------------


24          FDP SERIES, INC.                        MAY 31, 2006

Schedule of Investments (concluded)
                           MFS Research International FDP Fund (in U.S. dollars)

                                                        Shares
            Industry        Common Stocks                 Held         Value
===============================================================================
United Kingdom (concluded)
            Pharmaceuticals--3.1%
            GlaxoSmithKline Plc                         96,210      $ 2,662,350
            -------------------------------------------------------------------
            Textiles, Apparel & Luxury
            Goods--0.6%
            Burberry Group Plc                          66,450          543,695
            -------------------------------------------------------------------
            Wireless Telecommunication
            Services--1.1%
            Vodafone Group Plc                         402,270          926,644
            -------------------------------------------------------------------
            Total Common Stocks
            in the United Kingdom                                    17,211,281
            -------------------------------------------------------------------
            Total Common Stocks
            (Cost--$81,237,581)--98.7%                               86,073,840
===============================================================================

                           Short-Term                     Face
                           Securities                   Amount
===============================================================================
United States--3.2%
            Commercial Paper**--3.2%
            Citigroup Global Markets, Inc., 5.05%
              due 6/01/2006                         $2,098,000        2,098,000
            Falcon Asset Securitization Corp.,
              5.05% due 6/01/2006                      726,000          726,000
            -------------------------------------------------------------------
            Total Short-Term Securities
            (Cost--$2,824,000)--3.2%                                  2,824,000
===============================================================================
            Total Investments
            (Cost--$84,061,581*)--101.9%                             88,897,840

            Liabilities in Excess of
            Other Assets--(1.9%)                                     (1,684,967)
                                                                    -----------
            Net Assets--100.0%                                      $87,212,873
                                                                    ===========

* The cost and unrealized appreciation (depreciation) of investments as of May 31, 2006, as computed for federal income tax purposes, were as follows:

      Aggregate cost ..........................................     $84,531,368
                                                                    ===========
      Gross unrealized appreciation ...........................     $ 6,002,320
      Gross unrealized depreciation ...........................      (1,635,848)
                                                                    -----------
      Net unrealized appreciation .............................     $ 4,366,472
                                                                    ===========

** Commercial Paper is traded on a discount basis; the interest rates shown reflect the discount rates paid at the time of purchase.
(a)   Depositary receipts.
(b)   Non-income producing security.
o For Fund compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percent of net assets. These industry classifications are unaudited.
o Forward foreign exchange contracts purchased as of May 31, 2006 were as follows:

      --------------------------------------------------------------------------
                                                                    Unrealized
      Foreign Currency                            Settlement       Appreciation
      Purchased                                      Date         (Depreciation)
      --------------------------------------------------------------------------
      CHF       364,050                            June 2006         $  2,543
      EUR       487,766                            June 2006            4,903
      GBP       643,859                            June 2006           (3,449)
      HKD       293,839                            June 2006               (6)
      JPY    43,410,805                            June 2006            1,790
      NOK       455,030                            June 2006              718
      SEK       303,400                            June 2006              425
      SGD        86,982                            June 2006              122
      --------------------------------------------------------------------------
      Total Unrealized Appreciation on Forward Foreign
      Exchange Contracts--Net (USD Commitment--$2,721,443)           $  7,046
                                                                     ========

o Forward foreign exchange contracts sold as of May 31, 2006 were as follows:

      --------------------------------------------------------------------------
      Foreign Currency                               Settlement      Unrealized
      Sold                                              Date        Depreciation
      --------------------------------------------------------------------------
      EUR        18,090                               June 2006         $ (60)
      JPY    13,052,743                               June 2006          (160)
      --------------------------------------------------------------------------
      Total Unrealized Depreciation on Forward Foreign
      Exchange Contracts--Net (USD Commitment--$139,517)                $(220)
                                                                        =====

o     Currency Abbreviations:

      CHF       Swiss Franc
      EUR       Euro
      GBP       British Pound
      HKD       Hong Kong Dollar
      JPY       Japanese Yen
      NOK       Norwegian Krone
      SEK       Swedish Krona
      SGD       Singapore Dollar
      USD       U.S. Dollar

      See Notes to Financial Statements.


            FDP SERIES, INC.                        MAY 31, 2006              25

Schedule of Investments                                  Marsico Growth FDP Fund

        Shares
          Held    Common Stocks                                          Value
================================================================================
Aerospace & Defense--4.4%
        22,346    General Dynamics Corp.                             $ 1,422,099
        10,681    Lockheed Martin Corp.                                  774,266
        15,556    United Technologies Corp.                              972,561
                                                                     -----------
                                                                       3,168,926
================================================================================
Air Freight & Logistics--3.4%
        22,396    FedEx Corp.                                          2,447,211
================================================================================
Automobiles--2.5%
        17,043    Toyota Motor Corp. (b)                               1,830,077
================================================================================
Biotechnology--6.2%
        19,978    Amylin Pharmaceuticals, Inc. (a)                       908,000
        37,504    Genentech, Inc. (a)                                  3,111,332
         7,477    Genzyme Corp. (a)                                      444,881
                                                                     -----------
                                                                       4,464,213
================================================================================
Capital Markets--10.8%
        20,206    Goldman Sachs Group, Inc.                            3,050,096
        27,796    Lehman Brothers Holdings, Inc.                       1,851,492
        25,609    UBS AG Registered                                    2,899,451
                                                                     -----------
                                                                       7,801,039
================================================================================
Chemicals--2.3%
        13,891    Air Products & Chemicals, Inc.                         900,831
         2,121    Monsanto Co.                                           178,503
        11,059    Praxair, Inc.                                          582,809
                                                                     -----------
                                                                       1,662,143
================================================================================
Communications Equipment--2.6%
        46,544    Motorola, Inc.                                         981,613
        20,304    QUALCOMM, Inc.                                         917,944
                                                                     -----------
                                                                       1,899,557
================================================================================
Consumer Finance--1.5%
        19,630    SLM Corp.                                            1,055,309
================================================================================
Diversified Financial Services--2.1%
         3,339    Chicago Mercantile Exchange Holdings, Inc.           1,473,501
================================================================================
Energy Equipment & Services--4.6%
        19,220    Halliburton Co.                                      1,433,620
        28,951    Schlumberger Ltd.                                    1,898,317
                                                                     -----------
                                                                       3,331,937
================================================================================
Food & Staples Retailing--0.9%
         9,154    Wal-Mart Stores, Inc.                                  443,511
         5,085    Walgreen Co.                                           206,451
                                                                     -----------
                                                                         649,962
================================================================================
Food Products--1.7%
        28,547    Archer-Daniels-Midland Co.                           1,186,699
================================================================================
Health Care Equipment & Supplies--1.1%
        15,100    Medtronic, Inc.                                        762,399
================================================================================
Health Care Providers & Services--5.3%
         2,781    Quest Diagnostics, Inc.                                155,013
        83,481    United Health Group, Inc.                            3,669,825
                                                                     -----------
                                                                       3,824,838
================================================================================
Hotels, Restaurants & Leisure--9.5%
         9,676    Chipotle Mexican Grill, Inc. Class A (a)               558,983
        30,812    Las Vegas Sands Corp. (a)                            2,175,635
        44,297    MGM Mirage (a)                                       1,836,554
        23,493    Starbucks Corp. (a)                                    837,525
         7,880    Station Casinos, Inc.                                  575,240
         4,537    Wynn Resorts Ltd. (a)                                  323,034
        11,065    Yum! Brands, Inc.                                      557,676
                                                                     -----------
                                                                       6,864,647
================================================================================
Household Durables--3.1%
        21,386    KB HOME                                              1,094,963
        23,805    Lennar Corp. Class A                                 1,140,498
                                                                     -----------
                                                                       2,235,461
================================================================================
Household Products--2.7%
        35,241    Procter & Gamble Co.                                 1,911,824
================================================================================
Insurance--1.1%
         8,911    Genworth Financial, Inc. Class A                       298,429
        18,512    The Progressive Corp.                                  506,303
                                                                     -----------
                                                                         804,732
================================================================================
Machinery--3.8%
        23,896    Caterpillar, Inc.                                    1,743,213
        11,710    Deere & Co.                                          1,002,376
                                                                     -----------
                                                                       2,745,589
================================================================================
Media--2.2%
        48,836    Comcast Corp. Class A (a)                            1,569,101
================================================================================
Metals & Mining--0.6%
         8,989    Companhia Vale do Rio Doce (Common Shares) (b)         418,798
================================================================================
Multiline Retail--1.1%
        16,830    Target Corp.                                           823,324
================================================================================
Oil, Gas & Consumable Fuels--1.5%
        17,878    Peabody Energy Corp.                                 1,114,515
================================================================================
Real Estate Management & Development--1.0%
         4,259    CB Richard Ellis Group, Inc. (a)                       329,519
         8,905    The St. Joe Co.                                        418,713
                                                                     -----------
                                                                         748,232
================================================================================
Road & Rail--4.9%
        26,294    Burlington Northern Santa Fe Corp.                   2,035,419
        15,824    Union Pacific Corp.                                  1,468,467
                                                                     -----------
                                                                       3,503,886
================================================================================
Semiconductors & Semiconductor Equipment--2.5%
        56,665    Texas Instruments, Inc.                              1,769,648
================================================================================


26          FDP SERIES, INC.                        MAY 31, 2006

Schedule of Investments (concluded)                      Marsico Growth FDP Fund

        Shares
          Held    Common Stocks                                          Value
================================================================================
Specialty Retail--4.8%
        38,041    Home Depot, Inc.                                   $ 1,450,123
        32,066    Lowe's Cos., Inc.                                    1,997,070
                                                                     -----------
                                                                       3,447,193
================================================================================
Textiles, Apparel & Luxury Goods--0.5%
        13,517    Coach, Inc. (a)                                        393,074
================================================================================
Wireless Telecommunication Services--2.5%
        54,268    America Movil, SA de CV (b)                          1,772,393
--------------------------------------------------------------------------------
Total Common Stocks
(Cost--$64,549,809)--91.2%                                            65,680,228
================================================================================

          Face
        Amount    Short-Term Securities
================================================================================
Time Deposits
    $6,326,775    Brown Brothers Harriman & Co., 4.36%
                   due 6/1/2006                                        6,326,775
--------------------------------------------------------------------------------
Total Short-Term Securities
(Cost--$6,326,775)--8.8%                                               6,326,775
================================================================================
Total Investments
(Cost--$70,876,584*)--100.0%                                          72,007,003

Other Assets Less Liabilities--0.0%                                        5,622
                                                                     -----------
Net Assets--100.0%                                                   $72,012,625
                                                                     ===========

* The cost and unrealized appreciation (depreciation) of investments as of May 31, 2006, as computed for federal income tax purposes, were as follows:

      Aggregate cost ...........................................    $71,038,361
                                                                    ===========
      Gross unrealized appreciation ............................    $ 3,867,886
      Gross unrealized depreciation ............................     (2,899,244)
                                                                    -----------
      Net unrealized appreciation ..............................    $   968,642
                                                                    ===========

(a)   Non-income producing security.
(b)   Depositary receipts.
o For Fund compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percent of net assets. These industry classifications are unaudited.

      See Notes to Financial Statements.


            FDP SERIES, INC.                        MAY 31, 2006              27

Schedule of Investments              Van Kampen Value FDP Fund (in U.S. dollars)

        Shares
          Held    Common Stocks                                          Value
================================================================================
Airlines--0.7%
        31,600    Southwest Airlines Co.                             $   508,760
================================================================================
Beverages--2.2%
         9,200    Anheuser-Busch Cos., Inc.                              419,888
        27,800    The Coca-Cola Co.                                    1,224,034
                                                                     -----------
                                                                       1,643,922
================================================================================
Capital Markets--1.1%
        23,700    The Bank of New York Co., Inc.                         787,551
================================================================================
Chemicals--3.2%
           210    Arkema (a)(b)                                            7,553
         5,400    The Dow Chemical Co.                                   215,298
        39,400    E.I. du Pont de Nemours & Co.                        1,675,682
         9,000    Rohm & Haas Co.                                        453,690
                                                                     -----------
                                                                       2,352,223
================================================================================
Commercial Banks--5.3%
         1,800    Barclays Plc (b)                                        83,430
           500    PNC Financial Services Group, Inc.                      34,455
         4,100    SunTrust Banks, Inc.                                   310,411
         9,100    U.S. Bancorp                                           280,917
        23,100    Wachovia Corp.                                       1,235,850
        30,300    Wells Fargo & Co.                                    2,011,011
                                                                     -----------
                                                                       3,956,074
================================================================================
Communications Equipment--0.5%
        19,300    Cisco Systems, Inc. (a)                                379,824
================================================================================
Computers & Peripherals--2.2%
        26,200    Dell, Inc. (a)                                         664,956
         8,000    Hewlett-Packard Co.                                    259,040
         8,500    International Business Machines Corp.                  679,150
                                                                     -----------
                                                                       1,603,146
================================================================================
Diversified Financial Services--8.0%
        56,900    Bank of America Corp.                                2,753,960
        48,200    Citigroup, Inc.                                      2,376,260
        18,800    JPMorgan Chase & Co.                                   801,632
                                                                     -----------
                                                                       5,931,852
================================================================================
Diversified Telecommunication Services--7.9%
       116,300    AT&T, Inc.                                           3,030,778
         3,270    Embarq Corp. (a)                                       136,261
        85,300    Verizon Communications, Inc.                         2,662,213
                                                                     -----------
                                                                       5,829,252
================================================================================
Electric Utilities--0.7%
         6,900    American Electric Power Co., Inc.                      236,463
         1,900    FPL Group, Inc.                                         75,677
         4,190    FirstEnergy Corp.                                      219,640
                                                                     -----------
                                                                         531,780
================================================================================
Food & Staples Retailing--2.1%
        31,600    Wal-Mart Stores, Inc.                                1,531,020
================================================================================
Food Products--3.4%
        34,700    Kraft Foods, Inc.                                    1,148,570
        62,700    Unilever NV (b)                                      1,418,901
                                                                     -----------
                                                                       2,567,471
================================================================================
Health Care Equipment & Supplies--0.8%
        27,300    Boston Scientific Corp. (a)                            564,564
================================================================================
Health Care Providers & Services--1.0%
        10,600    Cardinal Health, Inc.                                  709,246
================================================================================
Household Products--1.9%
        23,700    Kimberly-Clark Corp.                                 1,437,879
================================================================================
IT Services--0.9%
         3,189    Affiliated Computer Services, Inc. Class A (a)         159,195
        10,600    First Data Corp.                                       488,766
                                                                     -----------
                                                                         647,961
================================================================================
Industrial Conglomerates--0.5%
        11,000    General Electric Co.                                   376,860
================================================================================
Insurance--3.9%
         2,600    AMBAC Financial Group, Inc.                            208,390
         5,800    Aflac, Inc.                                            271,440
        10,600    American International Group, Inc.                     644,480
        13,800    Chubb Corp.                                            697,314
         8,400    MetLife, Inc.                                          432,348
        13,200    The St. Paul Travelers Cos., Inc.                      581,064
           320    Torchmark Corp.                                         18,842
                                                                     -----------
                                                                       2,853,878
================================================================================
Media--11.0%
        14,250    CBS Corp. Class B                                      369,217
        51,200    Clear Channel Communications, Inc.                   1,576,960
        37,500    Comcast Corp. Class A (a)                            1,204,875
         4,800    Gannett Co., Inc.                                      259,248
        34,540    Liberty Media Holding Corp. (a)                        977,060
        27,000    News Corp. Class B                                     539,190
        56,900    Time Warner, Inc.                                      979,249
        21,350    Viacom, Inc. Class B (a)                               805,962
        47,900    Walt Disney Co.                                      1,460,950
                                                                     -----------
                                                                       8,172,711
================================================================================
Metals & Mining--2.4%
        55,300    Alcoa, Inc.                                          1,754,116
================================================================================
Multiline Retail--0.2%
         2,600    Federated Department Stores Inc.                       189,358
================================================================================
Oil, Gas & Consumable Fuels--0.7%
         8,420    Total SA (b)                                           549,068
================================================================================
Paper & Forest Products--3.6%
        77,600    International Paper Co.                              2,636,848
================================================================================
Pharmaceuticals--15.5%
        16,900    Abbott Laboratories                                    721,630
       108,400    Bristol-Myers Squibb Co.                             2,661,220
        55,400    GlaxoSmithKline Plc (b)                              3,063,620
        46,300    Pfizer, Inc.                                         1,095,458
        12,800    Roche Holding AG (b)                                   999,242
        18,800    Sanofi-Aventis (b)                                     888,676
        54,800    Schering-Plough Corp.                                1,044,488
        22,300    Wyeth                                                1,020,002
                                                                     -----------
                                                                      11,494,336
================================================================================
Semiconductors & Semiconductor Equipment--1.2%
        38,600    Intel Corp.                                            695,572
         3,900    KLA-Tencor Corp.                                       160,056
                                                                     -----------
                                                                         855,628
================================================================================


28          FDP SERIES, INC.                        MAY 31, 2006

Schedule of Investments (concluded)  Van Kampen Value FDP Fund (in U.S. dollars)

        Shares
          Held    Common Stocks                                          Value
================================================================================
Software--0.6%
         4,300    McAfee, Inc. (a)                                   $   101,695
        15,100    Microsoft Corp.                                        342,015
                                                                     -----------
                                                                         443,710
================================================================================
Thrifts & Mortgage Finance--4.2%
         8,500    Fannie Mae                                             422,875
        45,500    Freddie Mac                                          2,731,820
                                                                     -----------
                                                                       3,154,695
================================================================================
Tobacco--1.4%
        14,600    Altria Group, Inc.                                   1,056,310
================================================================================
Wireless Telecommunication Services--2.0%
        71,400    Sprint Nextel Corp.                                  1,514,394
--------------------------------------------------------------------------------
Total Common Stocks (Cost--$64,407,019)--89.1%                        66,034,437
================================================================================

          Face
        Amount    Short-Term Securities
================================================================================
Time Deposits--0.2%
      $160,147    Brown Brothers Harriman & Co., 4.36%
                    due 6/1/2006                                         160,147
================================================================================
U.S. Government
Obligations **--9.6%
     7,100,000    Fannie Mae, 4.90% due 6/1/2006                       7,100,000
================================================================================
Total Short-Term Securities
(Cost--$7,260,147)--9.8%                                               7,260,147
================================================================================
Total Investments
(Cost--$71,667,166*)--98.9%                                           73,294,584

Other Assets Less Liabilities--1.1%                                      815,912
                                                                     -----------
Net Assets--100.0%                                                   $74,110,496
                                                                     ===========

* The cost and unrealized appreciation (depreciation) of investments as of May 31, 2006, as computed for federal income tax purposes, were as follows:

      Aggregate cost .......................................        $71,700,296
                                                                    ===========
      Gross unrealized appreciation ........................        $ 2,617,563
      Gross unrealized depreciation ........................        $(1,023,275)
                                                                    -----------
      Net unrealized appreciation ..........................        $ 1,594,288
                                                                    ===========

** U.S. Government Obligations are traded on a discount basis; the interest rate shown reflects the discount rate paid at the time of purchase.
(a)   Non-income producing security.
(b)   Depositary receipts.
o For Fund compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industry classifications are shown as a percent of net assets. These industry classifications are unaudited.

      See Notes to Financial Statements.


            FDP SERIES, INC.                        MAY 31, 2006              29

Schedule of Investments
                   Franklin Templeton Total Return FDP Fund    (in U.S. dollars)

               Face
             Amount    Asset-Backed Securities**                            Value
====================================================================================
USD         680,000    CitiFinancial Mortgage Securities, Inc. Series
                         2003-4 Class AF6, 4.493% due 10/25/2033        $    646,202
                       Countrywide Asset-Backed Certificates (a):
            500,000        Series 2005-10 Class AF6, 4.915%
                             due 2/25/2036                                   473,213
            700,000        Series 2005-11 Class AF4, 5.21%
                             due 9/25/2035                                   672,306
            300,000        Series 2005-12 Class 2A5, 5.245%
                             due 2/25/2036                                   285,490
            556,725    First Franklin Mortgage Loan Asset-Backed
                         Certificates Series 2005-FF10 Class A2,
                         0.795% due 11/25/2035 (a)                           556,806
          2,141,631    Fremont Home Loan Trust Series 2004-4
                         Class 2A2, 5.361% due 3/25/2035 (a)               2,144,616
            870,029    Master Asset-Backed Securities Trust Series
                         2006-AB1 Class A1, 5.221% due 2/25/2036 (a)         870,079
            620,177    Residential Asset Securities Corporation Series
                         2000-KS2 Class AII, 5.581% due 3/25/2030 (a)        620,341
          1,141,329    Structured Asset Securities Corporation Series
                         2005-SC1 Class 1A1, 5.351% due 5/25/2031 (a)      1,144,350
------------------------------------------------------------------------------------
                       Total Asset-Backed Securities
                       (Cost--$7,505,884)--8.4%                            7,413,403
====================================================================================

                       Corporate Bonds
====================================================================================
Aerospace & Defense--0.1%
             50,000    L-3 Communications Corp., 5.875% due 1/15/2015         46,000
====================================================================================
Capital Markets--0.5%
            100,000    The Bear Stearns Cos., Inc. Series B, 4.55%
                         due 6/23/2010                                        96,003
            100,000    Lazard Group, 7.125% due 5/15/2015                    102,549
            300,000    Morgan Stanley, 4.75% due 4/01/2014                   275,438
                                                                        ------------
                                                                             473,990
====================================================================================
Chemicals--0.7%
             25,000    BCP Caylux Holdings Luxembourg SCA,
                         9.625% due 6/15/2014                                 27,437
             50,000    Nalco Co., 8.875% due 11/15/2013                       51,437
             50,000    RPM International, Inc., 6.25% due 12/15/2013          49,346
            200,000    RPM United Kingdom G.P., 6.70% due 11/01/2015         201,090
             16,000    Rhodia SA,10.25% due 6/01/2010                         17,580
            250,000    Yara International ASA, 5.25% due 12/15/2014 (c)      232,957
                                                                        ------------
                                                                             579,847
====================================================================================
Commercial Banks--1.1%
            400,000    Kaupthing Bank hf., 7.125% due 5/19/2016 (c)          400,826
         13,000,000    Kreditanstalt fuer Wiederaufbau, 8.25%
                         due 9/20/2007                                       173,793
            400,000    Wells Fargo Bank NA, 5.75% due 5/16/2016              394,124
                                                                        ------------
                                                                             968,743
====================================================================================
Commercial Services & Supplies--0.2%
             50,000    Allied Waste North America, Inc. Series B,
                         5.75% due 2/15/2011                                  47,250
             25,000    JohnsonDiversey, Inc. Series B, 9.625%
                         due 5/15/2012                                        25,250
             50,000    Waste Management, Inc., 6.50% due 11/15/2008           50,934
                                                                        ------------
                                                                             123,434
====================================================================================
Construction Materials--0.0%
             25,000    Nortek, Inc., 8.50% due 9/01/2014                      25,125
====================================================================================
Consumer Finance--0.4%
            400,000    HSBC Finance Corp., 5.50% due 1/19/2016               382,362
====================================================================================
Containers & Packaging--0.1%
             25,000    Crown Americas LLC, 7.75% due 11/15/2015 (c)           25,187
             25,000    Graphic Packaging International Corp., 8.50%
                         due 8/15/2011                                        25,187
             50,000    Owens Brockway Glass Container, Inc., 6.75%
                         due 12/01/2014                                       47,375
                                                                        ------------
                                                                              97,749
====================================================================================
Diversified Financial Services--1.4%
             50,000    Bank of America Corp., 5.25% due 12/01/2015            47,454
            200,000    Ford Motor Credit Co., 5.625% due 10/01/2008          183,375
                       General Electric Capital Corp.:
             72,000        4.714% due 10/21/2010 (a)                          72,020
            500,000        5% due 1/08/2016                                  470,435
            100,000    General Motors Acceptance Corp., 6.875%
                         due 9/15/2011                                        93,942
            400,000    JPMorgan Chase & Co., 4.875% due 3/15/2014            372,854
                                                                        ------------
                                                                           1,240,080
====================================================================================
Diversified Telecommunication Services--1.9%
            400,000    Embarq Corp., 7.082% due 6/01/2016                    400,476
             50,000    Qwest Communications International, Inc.,
                         7.50% due 2/15/2014                                  49,750
            300,000    SBC Communications, Inc., 4.542%
                         due 11/14/2008 (a)                                  300,672
            500,000    Telecom Italia Capital SA, 4.95% due 9/30/2014        453,296
                       Verizon New York, Inc.
            350,000        Series A, 6.875% due 4/01/2012                    357,218
            100,000        Series B, 7.375% due 4/01/2032                     98,556
                                                                        ------------
                                                                           1,659,968
====================================================================================
Electric Utilities--0.1%
             25,000    Allegheny Energy Supply, 8.25% due 4/15/2012 (c)       26,812
             50,000    The Cleveland Electric Illuminating Co.,
                         5.65% due 12/15/2013                                 48,789
                                                                        ------------
                                                                              75,601
====================================================================================
Electronic Equipment & Instruments--0.1%
             25,000    Sanmina-SCI Corp., 6.75% due 3/01/2013                 23,813
             25,000    Solectron Global Finance Ltd., 8%
                         due 3/15/2016 (c)                                    25,125
                                                                        ------------
                                                                              48,938
====================================================================================


30          FDP SERIES, INC.                        MAY 31, 2006

                   Franklin Templeton Total Return FDP Fund    (in U.S. dollars)

               Face
             Amount    Corporate Bonds                                      Value
====================================================================================
Food Products--0.9%
USD         200,000    Bunge Ltd. Finance Corp., 5.875% due 5/15/2013   $    196,167
             25,000    Smithfield Foods, Inc., 7.75% due 5/15/2013            25,125
                       Tyson Foods, Inc.:
            300,000        8.25% due 10/01/2011                              320,072
            250,000        6.60% due 4/01/2016                               246,366
                                                                        ------------
                                                                             787,730
====================================================================================
Gas Utilities--0.0%
             25,000    El Paso Natural Gas Co. Series A, 7.625%
                         due 8/01/2010                                        25,812
====================================================================================
Health Care Equipment & Supplies--0.0%
             25,000    Vanguard Health Holding Co. II, LLC, 9%
                         due 10/01/2014                                       25,625
====================================================================================
Health Care Providers & Services--0.6%
             25,000    DaVita, Inc., 7.25% due 3/15/2015                      24,375
             25,000    HCA Inc., 8.75% due 9/01/2010                          26,735
             25,000    Tenet Healthcare Corporation, 6.375%
                         due 12/01/2011                                       22,719
            500,000    WellPoint, Inc., 5% due 1/15/2011                     484,377
                                                                        ------------
                                                                             558,206
====================================================================================
Hotels, Restaurants & Leisure--0.1%
             50,000    MGM Mirage, 6.625% due 7/15/2015                       47,500
             25,000    Pinnacle Entertainment, Inc., 8.75%
                         due 10/01/2013                                       26,438
             25,000    Royal Caribbean Cruises, 7.25% due 3/15/2018           24,967
             25,000    Station Casinos, Inc., 6.875% due 3/01/2016            24,156
                                                                        ------------
                                                                             123,061
====================================================================================
Household Durables--0.1%
             50,000    KB HOME, 6.25% due 6/15/2015                           45,661
====================================================================================
Household Products--0.0%
             25,000    Spectrum Brands, Inc., 7.375% due 2/01/2015            20,313
====================================================================================
IT Services--0.1%
             50,000    SunGard Data Systems, Inc., 9.125%
                         due 8/15/2013 (c)                                    52,438
====================================================================================
Independent Power Producers & Energy Traders--0.1%
             25,000    NRG Energy, Inc., 7.375% due 2/01/2016                 25,031
            100,000    TXU Corp., 5.55% due 11/15/2014                        91,853
                                                                        ------------
                                                                             116,884
====================================================================================
Industrial Conglomerates--0.1%
             50,000    Hutchison Whampoa International (03/33) Ltd.,
                         7.45% due 11/24/2033 (c)                             52,847
====================================================================================
Machinery--0.1%
             50,000    Case New Holland, Inc., 9.25% due 8/01/2011            53,125
             25,000    Commercial Vehicle Group, Inc., 8%
                         due 7/01/2013                                        24,562
             25,000    Invensys Plc, 9.875% due 3/15/2011 (c)                 27,125
                                                                        ------------
                                                                             104,812
====================================================================================
Media--1.8%
             25,000    AMC Entertainment, Inc., 9.875% due 2/01/2012          25,062
            200,000    BSKYB Finance UK Plc, 6.50% due 10/15/2035 (c)        187,799
             25,000    CSC Holdings Inc., 7.625% due 7/15/2018                24,875
             25,000    Cablevision Systems Corp. Series B, 8%
                         due 4/15/2012                                        24,750
             25,000    Charter Communications Holdings II LLC,
                         10.25% due 9/15/2010                                 24,937
            300,000    Comcast Corp., 6.50% due 11/15/2035                   283,122
             25,000    Dex Media West LLC, 9.875% due 8/15/2013               27,250
             25,000    DirecTV Holdings LLC, 6.375% due 6/15/2015             23,500
             50,000    EchoStar DBS Corp., 6.375% due 10/01/2011              48,000
             25,000    Intelsat Subsidiary Holding Co. Ltd., 8.25%
                         due 1/15/2013                                        25,094
             25,000    LIN Television Corp., 6.50% due 5/15/2013              23,187
             25,000    Lamar Media Corp., 7.25% due 1/01/2013                 24,781
             50,000    Liberty Media Corp., 5.70% due 5/15/2013               45,950
            400,000    News America, Inc., 7.25% due 5/18/2018               430,290
             25,000    Quebecor Media, Inc., 7.75% due 3/15/2016 (c)          25,375
             25,000    Radio One, Inc., 6.375% due 2/15/2013                  23,375
            350,000    Viacom, Inc., 6.25% due 4/30/2016 (c)                 341,141
                                                                        ------------
                                                                           1,608,488
====================================================================================
Metals & Mining--0.0%
             25,000    Novelis, Inc., 8% due 2/15/2015                        23,875
====================================================================================
Multi-Utilities--1.0%
             25,000    Aquila, Inc., 7.95% due 2/01/2011                      27,938
             75,000    CenterPoint Energy, Inc., 7.25% due 9/01/2010          78,505
            300,000    Dominion Resources, Inc. Series C, 5.15%
                         due 7/15/2015                                       278,006
            200,000    PSEG Funding Trust, 5.381% due 11/16/2007             199,017
            300,000    Pacific Gas & Electric Co., 6.05% due 3/01/2034       283,047
                                                                        ------------
                                                                             866,513
====================================================================================
Oil, Gas & Consumable Fuels--0.6%
             50,000    Chesapeake Energy Corp., 6.25% due 1/15/2018           46,500
             25,000    Copano Energy LLC, 8.125% due 3/01/2016 (c)            25,375
             50,000    El Paso Corp., 7.875% due 6/15/2012                    51,500
             25,000    Kerr-McGee Corporation, 6.95% due 7/01/2024            24,592
             25,000    MarkWest Energy Partners LP, 6.875%
                         due 11/01/2014                                       23,187
             25,000    Massey Energy Co., 6.875% due 12/15/2013 (c)           24,000
             25,000    Plains Exploration & Production Co., 7.125%
                         due 6/15/2014                                        24,688
             25,000    Pogo Producing Co., 6.875% due 10/01/2017              23,625
            350,000    XTO Energy, Inc., 6.10% due 4/01/2036                 325,980
                                                                        ------------
                                                                             569,447
====================================================================================
Paper & Forest Products--0.2%
             25,000    Abitibi-Consolidated, Inc., 8.375%
                         due 4/01/2015                                        23,875
             25,000    JSG Funding Plc, 7.75% due 4/01/2015                   22,875
            100,000    Weyerhaeuser Co., 7.375% due 3/15/2032                101,799
                                                                        ------------
                                                                             148,549
====================================================================================
Real Estate Investment Trusts (REITs)--0.2%
             65,000    Colonial Realty LP, 5.50% due 10/01/2015               61,034
             50,000    EOP Operating LP, 4.65% due 10/01/2010                 47,849
             50,000    Host Marriott LP, 7.125% due 11/01/2013                50,250
             50,000    iStar Financial, Inc., 6% due 12/15/2010               49,967
                                                                        ------------
                                                                             209,100


            FDP SERIES, INC.                        MAY 31, 2006              31

                   Franklin Templeton Total Return FDP Fund    (in U.S. dollars)

               Face
             Amount    Corporate Bonds                                      Value
====================================================================================
Road & Rail--0.0%
USD          25,000    Hertz Corp., 8.875% due 1/01/2014 (c)            $     26,000
====================================================================================
Software--0.4%
            350,000    Oracle Corp., 5.25% due 1/15/2016 (c)                 327,130
====================================================================================
Specialty Retail--0.0%
             25,000    GSC Holdings Corp., 8% due 10/01/2012 (c)              24,875
====================================================================================
Thrifts & Mortgage Finance--0.1%
             50,000    Washington Mutual Bank FA, 5.65% due 8/15/2014         48,592
====================================================================================
Wireless Telecommunication Services--0.1%
             25,000    Dobson Cellular Systems, 9.875% due 11/01/2012         27,000
             25,000    Millicom International Cellular SA,10%
                         due 12/01/2013                                       28,000
             25,000    Rogers Wireless Communications, Inc., 7.25%
                         due 12/15/2012                                       25,188
                                                                        ------------
                                                                              80,188
------------------------------------------------------------------------------------
                       Total Corporate Bonds
                       (Cost--$11,850,714)--13.1%                         11,567,983
====================================================================================

                       Foreign Government Obligations
====================================================================================
CAD          50,000    Canadian Government Bond, 3% due 6/01/2006             45,416
                       Indonesia Recapitalization Bond:
IDR     600,000,000        14.25% due 6/15/2013                               72,123
        300,000,000        Series FR02,14% due 6/15/2009                      34,198
                       Indonesia Treasury Bond:
      2,100,000,000        11% due 11/15/2020                                212,156
        700,000,000        12.80% due 6/15/2021                               80,022
      2,400,000,000        12.90% due 6/15/2022                              276,823
                           Series FR32,15% due 7/15/2018                      83,928
      1,600,000,000        Series FR36,11.50% due 9/15/2019                  167,693
ISK       4,300,000    Inter-American Development Bank, 9%
                         due 1/04/2007                                        58,193
                       Kingdom of Thailand Series 364 (d):
THB       2,850,000        3.25% due 8/24/2006                                73,679
          6,400,000        4.38% due 12/07/2006                              163,423
          5,000,000        4.505% due 1/04/2007                              126,740
                       Malaysia Government Bond:
MYR       1,000,000        3.135% due 12/17/2007                             271,828
          1,100,000        Series 2/88, 6.45% due 7/01/2008                  315,890
            910,000        Series 386X, 8.60% due 12/01/2007                 267,008
NOK       2,145,000    Norway Government Bond, 6.75% due 1/15/2007           360,783
PEN         615,000    Peru Government Bond, 7.84% due 8/12/2020             184,571
                       Poland Government Bond:
PLN         450,000        Series 0507, 8.50% due 5/12/2007                  152,503
            450,000        Series WS0922, 5.75% due 9/23/2022                150,869
USD          96,250    Republic of Argentina, 4.889% due 8/03/2012            88,705
ISK       1,800,000    Republic of Austria, 9% due 9/15/2006                  24,666
                       Singapore Government Bond:
SGD         170,000        4% due 3/01/2007                                  108,994
            435,000        2.625% due 10/01/2007                             275,751
SEK       4,795,000    Swedish Government Bond, 8% due 8/15/2007             704,921
------------------------------------------------------------------------------------
                       Total Foreign Government Obligations
                       (Cost--$4,152,403)--4.8%                            4,300,883
====================================================================================

                       Government & Agency Obligations
====================================================================================
                       Fannie Mae:
          1,000,000        5.25% due 4/15/2007                               999,009
            300,000        6% due 5/15/2011                                  307,624
            200,000        6.25% due 5/15/2029                               216,923
            200,000        6.625% due 11/15/2030                             227,407
          1,000,000        7.25% due 1/15/2010                             1,061,895
            500,000    Federal Home Loan Bank System, 3.875%
                         due 8/22/2008                                       484,948
                       Freddie Mac:
          1,500,000        4% due 12/15/2009                               1,435,851
            700,000        4.375% due 11/16/2007                             690,620
            500,000        4.375% due 7/17/2015                              462,138
            500,000        4.625% due 2/21/2008                              494,227
            700,000        4.75% due 11/17/2015                              663,743
          1,000,000        4.75% due 1/19/2016                               946,697
          4,000,000        4.875% due 2/17/2009                            3,955,704
          3,000,000        5.125% due 4/18/2008                            2,989,191
            500,000        5.50% due 9/15/2011                               502,229
             30,000        6.25% due 7/15/2032                                32,701
          1,500,000        6.625% due 9/15/2009                            1,557,470
                       U.S. Treasury Bonds:
            500,000        4.50% due 2/15/2036                               446,719
            250,000        5.25% due 2/15/2029                               247,402
            500,000        5.50% due 8/15/2028                               510,898
            150,000        6.125% due 11/15/2027                             164,918
          1,300,000        6.25% due 8/15/2023                             1,428,274
            250,000        6.25% due 5/15/2030                               281,523
            400,000        6.75% due 8/15/2026                               468,406
            900,000        6.875% due 8/15/2025                            1,062,422
            500,000        7.25% due 8/15/2022                               601,679
                       U.S. Treasury Notes:
          1,000,000        3.50% due 2/15/2010                               948,750
            250,000        3.75% due 5/15/2008                               244,082
            200,000        3.875% due 7/31/2007                              197,289
          2,000,000        3.875% due 9/15/2010                            1,911,954
            400,000        4.125% due 5/15/2015                              371,578
          1,000,000        4.125% due 8/15/2008                              982,305
            200,000        4.125% due 8/15/2010                              193,195
          2,500,000        4.25% due 10/15/2010                            2,424,512
          1,000,000        4.25% due 1/15/2011                               967,578
            500,000        4.50% due 11/15/2010                              489,511
            500,000        6.50% due 2/15/2010                               524,590
------------------------------------------------------------------------------------
                       Total Government & Agency Obligations
                       (Cost--$32,338,348)--35.6%                         31,495,962
====================================================================================

                       Government Agency
                       Mortgage-Backed Securities**
====================================================================================
                       Fannie Mae Guaranteed Pass-Through
                         Certificates:
            371,755        0.882% due 3/01/2034                              372,933
            243,872        3.40% due 3/01/2034                               241,728
            859,218        3.557% due 4/01/2034                              852,163
            283,533        4.026% due 4/01/2035                              279,269
             59,631        4.563% due 5/01/2033                               58,850
          1,218,607        4.854% due 9/01/2034                            1,221,350
          6,187,651        5.00% due 7/01/2035 - 6/15/2036 (b)             5,805,122
         10,326,228        5.50% due 11/01/2034 - 6/15/2036 (b)            9,944,640
          3,828,431        6.00% due 4/01/2035 - 6/15/2036 (b)             3,783,045
            582,654        6.042% due 10/01/2032                             588,192


32          FDP SERIES, INC.                        MAY 31, 2006

                   Franklin Templeton Total Return FDP Fund    (in U.S. dollars)

               Face    Government Agency
             Amount    Mortgage-Backed Securities**                          Value
====================================================================================
                       Freddie Mac Mortgage Participation Certificates:
USD         568,331        3.28% due 5/01/2034                          $    555,267
            913,541        3.356% due 1/01/2034                              909,546
            208,091        3.901% due 7/01/2034                              204,403
            145,193        4.011% due 9/01/2034                              142,761
            376,554        4.50% due 9/01/2020                               356,172
            383,249        4.697% due 9/01/2032                              380,692
            709,430        4.874% due 11/01/2027                             715,580
          2,997,113        5.00% due 6/15/2036 (b)                         2,808,858
            553,703        6.886% due 4/01/2032                              563,287
            233,565    Ginnie Mae MBS Certificates., 6.50%
                         due 3/20/2036 - 4/20/2036                           236,648
                                                                        ------------
                                                                          30,020,506
====================================================================================
Collateralized Mortgage Obligations--1.0%
          1,000,000    Freddie Mac Multiclass Certificates Series 2643
                         Class OG., 5.00% due 7/15/2032                      910,394
====================================================================================
                       Total Government Agency
                       Mortgage-Backed Securities
                       (Cost--$31,214,081)--34.9%                         30,930,900
====================================================================================

                       Non-Government Agency
                       Mortgage-Backed Securities**
====================================================================================
Commercial Mortgage-Backed Securities--7.4%
          2,000,000    Bear Stearns Commercial Mortgage Securities
                         Series 2005-PW10 Class A4, 5.405%
                         due 12/11/2040 (a)                                1,938,057
          2,300,000    Citigroup/Deutsche Bank Commercial Mortgage
                         Trust Series 2005-C1 Class A4, 5.225%
                         due 7/15/2044 (a)                                 2,212,111
          1,600,000    GS Mortgage Securities Corp. II Series 2006-GG6
                         Class A4, 5.553% due 4/10/2038 (a)                1,566,363
            900,000    Greenwich Capital Commercial Funding Corp.
                         Series 2004-GG1 Class A7, 5.317%
                         due 6/10/2036 (a)                                   871,985
------------------------------------------------------------------------------------
                       Total Non-Government Agency
                       Mortgage-Backed Securities
                       (Cost--$6,787,685)--7.4%                            6,588,516
====================================================================================

                       Capital Trusts
====================================================================================
Commercial Banks--0.7%
            350,000    USB Capital IX, 6.189% due 3/29/2049 (a)              342,807
            250,000    Wachovia Capital Trust III, 5.80%
                         due 8/29/2049 (a)                                   242,962
                                                                        ------------
                                                                             585,769
====================================================================================
Health Care Providers & Services--0.0%
             25,000    Fresenius Medical Care Capital Trust IV,
                         7.875% due 6/15/2011                                 25,937
------------------------------------------------------------------------------------
                       Total Capital Trusts
                       (Cost--$626,654)--0.7%                                611,706
====================================================================================

                       Short-Term Securities
====================================================================================
Foreign Government Obligations--1.4%
            215,000    Canadian Treasury Bill, 3.009% due 2/22/2007          189,367
          1,200,000    Egypt Treasury Bill, 5.70% due 2/20/2007              195,394
                       Kingdom of Thailand:
         10,000,000        3.638% due 3/08/2007                              251,294
         14,700,000        4.797% due 5/03/2007                              367,706
          1,550,000    Norway Treasury Bill, 2.72% due 3/21/2007             248,995
                                                                        ------------
                                                                           1,252,756
====================================================================================
Time Deposits--7.7%
          6,778,244    Brown Brothers Harriman & Co., 4.36%
                         due 6/01/2006                                     6,778,244
------------------------------------------------------------------------------------
                       Total Short-Term Securities
                       (Cost--$8,022,306)--9.1%                            8,031,000
====================================================================================
Total Investments (Cost--$102,498,075*)--114.0%                          100,940,353

Liabilities in Excess of Other Assets--(14.0%)                           (12,383,647)
                                                                        ------------
Net Assets--100.0%                                                      $ 88,556,706
                                                                        ============

* The cost and unrealized appreciation (depreciation) of investments as of May 31, 2006, as computed for federal income tax purposes, were as follows:

      Aggregate cost ..........................................    $102,517,497
                                                                   ============
      Gross unrealized appreciation ...........................    $    248,675
      Gross unrealized depreciation ...........................      (1,825,819)
                                                                   ------------
      Net unrealized depreciation .............................    $ (1,577,144)
                                                                   ============

** Asset-Backed and Mortgage-Backed Securities are subject to principal paydowns as a result of prepayments or refinancing of the underlying instruments. As a result, the average life may be substantially less than the original maturity.
(a)   Floating rate security.
(b) Represents or includes a "to-be-announced" transaction. The Fund has committed to purchasing securities for which all specific information is not available at this time.
(c) The security may be offered and sold to "qualified institutional buyers" under Rule 144A of the Securities Act of 1933.
(d) Represents a zero coupon bond; the interest rate shown reflects the effective yield at the time of purchase.
o For Fund compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industry classifications are shown as a percent of net assets.


            FDP SERIES, INC.                        MAY 31, 2006              33

Schedule of Investments (concluded)
                   Franklin Templeton Total Return FDP Fund    (in U.S. dollars)

o     Swaps outstanding as of May 31, 2006 were as follows:

      ------------------------------------------------------------------------------------
                                                                              Unrealized
                                                            Notional         Appreciation
                                                             Amount         (Depreciation)
      ------------------------------------------------------------------------------------
      Sold credit default protection on Dow Jones
        CDX North America Investment Grade Index
        Series 4 and receive 0.40%

        Broker, JPMorgan Chase Bank
        Expires June 2010                                  $1,000,000          $  5,261

      Bought credit default protection on Verizon Global
        Funding Corp. and pay 0.44%

        Broker, JPMorgan Chase Bank
        Expires December 2010                              $  300,000            (1,658)

      Bought credit default protection on Dow Jones
        CDX North America High Yield Index
        Series 5 and pay 2.0%

        Broker, JPMorgan Chase Bank
        Expires December 2010                              $1,000,000           (23,914)

      Sold credit default protection on Dow Jones
        CDX North America High Yield Index
        Series 5 and receive 2.0%

        Broker, JPMorgan Chase Bank
        Expires December 2010                              $1,000,000            25,306

      Bought credit default protection on
        FirstEnergy Corp. and pay 0.46%

        Broker, Citigroup Global Markets Inc.
        Expires March 2011                                 $  500,000            (1,420)

      Sold credit default protection on ABX HE A
        Series 6 and receive 0.54%

        Broker, JPMorgan Chase Bank
        Expires July 2045                                  $4,000,000                --
      ---------------------------------------------------------------------------------

      Total                                                                    $  3,575
                                                                               ========

o     Forward foreign exchange contracts as of May 31, 2006 were as follows:

      --------------------------------------------------------------------------
                                                                    Unrealized
      Foreign Currency                       Settlement            Appreciation
      Purchased                                 Date              (Depreciation)
      --------------------------------------------------------------------------
      INR       2,000,000                     June 2006                 $(1,671)
      KRW     150,000,000                     June 2006                  12,816
      NZD          71,124                     June 2006                     594
      SEK         725,000                     June 2006                   4,104
      JPY      36,862,800                   February 2007                 1,096
      KRW     825,000,000                   February 2007                 4,474
      PLN         775,000                   February 2007                   527
      KRW      92,000,000                    March 2007                     205
      --------------------------------------------------------------------------
      Total Unrealized Appreciation on Forward Foreign
      Exchange Contracts--Net (USD Commitment--$1,901,219)              $22,145
                                                                        =======

o     Forward foreign exchange contracts as of May 31, 2006 were as follows:

      --------------------------------------------------------------------------
      Foreign Currency                       Settlement              Unrealized
      Sold                                      Date                Appreciation
      --------------------------------------------------------------------------
      INR       2,000,000                     June 2006                   $1,372
      NZD          64,922                     June 2006                    3,642
      --------------------------------------------------------------------------
      Total Unrealized Appreciation on Forward Foreign
      Exchange Contracts--Net (USD Commitment--$89,410)                   $5,014
                                                                          ======

o     Currency Abbreviations:

      CAD       Canadian Dollar
      IDR       Indonesian Rupiah
      INR       Indian Rupee
      ISK       Icelandic Crona
      JPY       Japanese Yen
      KRW       Korean Won
      MYR       Malaysian Ringgit
      NOK       Norwegian Krone
      NZD       New Zealand Dollar
      PEN       Peru Nuevos Soles
      PLN       Polish Zloty
      SEK       Swedish Krona
      SGD       Singapore Dollar
      THB       Thailand Baht
      USD       U.S. Dollar

      See Notes to Financial Statements.


34          FDP SERIES, INC.                        MAY 31, 2006

Statements of Assets and Liabilities

                                                                               MFS                           Van         Franklin
                                                                            Research        Marsico        Kampen        Templeton
                                                                          International     Growth          Value      Total Return
As of May 31, 2006                                                          FDP Fund       FDP Fund       FDP Fund       FDP Fund
===================================================================================================================================
Assets
-----------------------------------------------------------------------------------------------------------------------------------
      Investments in unaffiliated securities, at value* .................  $88,897,840    $72,007,003    $73,294,584   $100,940,353
      Cash ..............................................................       24,199         15,883          3,296         28,531
      Foreign cash** ....................................................      714,546             --             --        305,203
      Unrealized appreciation on swaps ..................................           --             --             --         30,567
      Unrealized appreciation on forward foreign exchange contracts .....       10,501             --             --         28,830
      Swap premiums paid ................................................                          --             --         22,153
      Receivables:
         Capital shares sold ............................................    1,102,036        938,007        934,278      1,036,207
         Securities sold ................................................      412,823             --             --      4,638,687
         Interest .......................................................           --          1,588             20        788,644
         Dividends ......................................................      397,430         40,201        186,144             --
         Principal paydowns .............................................           --             --             --        128,856
         Investment advisor .............................................       57,282             --             --             --
         Forward foreign exchange contracts .............................           --             --             --         35,315
         Swaps ..........................................................           --             --             --          5,160
      Prepaid expenses ..................................................       29,686         34,362         33,891         36,491
                                                                           --------------------------------------------------------
      Total assets ......................................................   91,646,343     73,037,044     74,452,213   1 08,024,997
                                                                           --------------------------------------------------------
===================================================================================================================================
Liabilities
-----------------------------------------------------------------------------------------------------------------------------------
      Unrealized depreciation on swaps ..................................           --             --             --         26,992
      Unrealized depreciation on forward foreign exchange contracts .....        3,675             --             --          1,671
      Swap premiums received ............................................           --             --             --         15,757
      Payables:
         Securities purchased ...........................................    4,152,349        833,216        145,384     18,829,847
         Capital shares redeemed ........................................       65,715         51,477         58,733        131,322
         Custodian ......................................................           --             --             --        255,928
         Distributor ....................................................       65,876         53,668         54,625         48,995
         Investment adviser .............................................           --         40,145         35,794         22,259
         Dividends to shareholders ......................................           --             --             --         64,160
         Other affiliates ...............................................       16,375         12,490         12,548         15,159
         Swaps ..........................................................           --             --             --          4,725
      Accrued expenses and other liabilities ............................      129,480         33,423         34,633         51,476
                                                                           --------------------------------------------------------
      Total liabilities .................................................    4,433,470      1,024,419        341,717     19,468,291
                                                                           --------------------------------------------------------
===================================================================================================================================
Net Assets
-----------------------------------------------------------------------------------------------------------------------------------
      Net assets ........................................................  $87,212,873    $72,012,625    $74,110,496   $ 88,556,706
                                                                           ========================================================
===================================================================================================================================
Net Assets Consist of
-----------------------------------------------------------------------------------------------------------------------------------
      Undistributed investment income--net ..............................  $   365,695    $        --    $   229,912   $    158,709
      Undistributed (accumulated) realized capital gains (losses)--net ..    2,098,777       (161,777)       369,446       (538,082)
      Unrealized appreciation (depreciation)--net .......................    4,845,693      1,130,419      1,627,418     (1,527,151)
                                                                           --------------------------------------------------------
      Total accumulated earnings (losses)--net ..........................    7,310,165        968,642      2,226,776     (1,906,524)
                                                                           --------------------------------------------------------
      Class A Common Stock, $.10 par value, 100,000,000 shares authorized      125,711        120,810        125,173        166,277
      Class B Common Stock, $.10 par value, 100,000,000 shares authorized       34,411         31,658         35,135         35,246
      Class C Common Stock, $.10 par value, 100,000,000 shares authorized      542,677        513,839        537,051        707,593
      Class I Common Stock, $.10 par value, 100,000,000 shares authorized       16,331         10,970         11,444         10,198
      Paid-in capital in excess of par                                      79,183,578     70,366,706     71,174,917     89,543,916
                                                                           --------------------------------------------------------
      Net Assets ........................................................  $87,212,873    $72,012,625    $74,110,496   $ 88,556,706
                                                                           ========================================================


            FDP SERIES, INC.                        MAY 31, 2006              35

Statements of Assets and Liabilities (concluded)

                                                                               MFS                          Van         Franklin
                                                                            Research        Marsico        Kampen       Templeton
                                                                          International      Growth         Value      Total Return
As of May 31, 2006                                                          FDP Fund        FDP Fund      FDP Fund       FDP Fund
===================================================================================================================================
Net Asset Value
-----------------------------------------------------------------------------------------------------------------------------------
      Class A:
         Net assets .....................................................  $15,320,996    $12,910,469    $13,134,760   $ 16,017,639
                                                                           ========================================================
         Shares outstanding .............................................    1,257,110      1,208,096      1,251,733      1,662,771
                                                                           ========================================================
         Net asset value per share ......................................  $     12.19    $     10.69    $     10.49   $       9.63
                                                                           ========================================================
      Class B:
         Net assets .....................................................  $ 4,168,629    $ 3,361,678    $ 3,671,342   $  3,395,257
                                                                           ========================================================
         Shares outstanding .............................................      344,114        316,578        351,346        352,460
                                                                           ========================================================
         Net asset value per share ......................................  $     12.11    $     10.62    $     10.45   $       9.63
                                                                           ========================================================
      Class C:
         Net assets .....................................................  $65,728,541    $54,566,251    $56,102,415   $ 68,161,724
                                                                           ========================================================
         Shares outstanding .............................................    5,426,769      5,138,385      5,370,507      7,075,935
                                                                           ========================================================
         Net asset value per share ......................................  $     12.11    $     10.62    $     10.45   $       9.63
                                                                           ========================================================
      Class I:
         Net assets .....................................................  $ 1,994,707    $ 1,174,227    $ 1,201,979   $    982,086
                                                                           ========================================================
         Shares outstanding .............................................      163,311        109,700        114,441        101,978
                                                                           ========================================================
         Net asset value per share ......................................  $     12.21    $     10.70    $     10.50   $       9.63
                                                                           ========================================================
       * Identified cost for unaffiliated securities ....................  $84,061,581    $70,876,584    $71,667,166   $102,498,075
                                                                           ========================================================
      ** Cost ...........................................................  $   708,422             --             --        308,243
                                                                           ========================================================

      See Notes to Financial Statements.


36          FDP SERIES, INC.                        MAY 31, 2006

Statements of Operations

                                                                                MFS                           Van        Franklin
                                                                             Research        Marsico        Kampen       Templeton
                                                                          International      Growth          Value     Total Return
For the Period July 27, 2005+ to May 31, 2006                                FDP Fund       FDP Fund       FDP Fund      FDP Fund
===================================================================================================================================
Investment Income
-----------------------------------------------------------------------------------------------------------------------------------
      Dividends* ........................................................  $ 1,236,328    $   252,799    $   784,550    $        --
      Interest** ........................................................       94,513        147,770        165,380      1,944,258
                                                                           --------------------------------------------------------
      Total income ......................................................    1,330,841        400,569        949,930      1,944,258
                                                                           --------------------------------------------------------
===================================================================================================================================
Expenses
-----------------------------------------------------------------------------------------------------------------------------------
      Investment advisory fees ..........................................      348,277        260,033        225,695        156,694
      Account maintenance and distribution fees--Class C ................      278,970        235,129        232,330        229,733
      Offering costs ....................................................      100,461        100,461        100,461        100,461
      Custodian fees ....................................................      319,382          6,746         22,354         10,580
      Accounting services ...............................................       53,697         49,802         49,179         53,524
      Transfer agent fees--Class C ......................................       35,696         28,962         28,778         35,978
      Registration fees .................................................       16,833         17,699         18,646         18,879
      Account maintenance and distribution fees--Class B ................       19,649         16,213         17,264         10,577
      Account maintenance fees--Class A .................................       16,308         13,660         13,430         16,406
      Directors' fees and expenses ......................................       13,153         12,669         12,650         13,093
      Printing and shareholder reports ..................................        6,789          6,022          5,944          7,585
      Pricing services ..................................................        6,082          1,074          1,157         16,800
      Transfer agent fees--Class A ......................................        6,848          5,215          5,212          6,384
      Professional fees .................................................        6,464          2,277          1,157          2,701
      Transfer agent fees--Class I ......................................        2,728          2,822          2,694          3,834
      Transfer agent fees--Class B ......................................        2,529          2,043          2,186          1,756
      Other .............................................................       18,352         12,890         12,573         12,673
                                                                           --------------------------------------------------------
      Total expenses before waiver ......................................    1,252,218        773,717        751,710        697,658
      Waiver of expenses ................................................     (196,089)       (18,495)       (13,269)        (8,467)
                                                                           --------------------------------------------------------
      Total expenses after waiver .......................................    1,056,129        755,222        738,441        689,191
                                                                           --------------------------------------------------------
      Investment income (loss)--net .....................................      274,712       (354,653)       211,489      1,255,067
                                                                           --------------------------------------------------------
===================================================================================================================================
Realized & Unrealized Gain (Loss)--Net
-----------------------------------------------------------------------------------------------------------------------------------
      Realized gain (loss) on:
         Investments--net ...............................................    2,103,268         (2,133)       369,650       (535,782)
         Swaps--net .....................................................           --             --             --         16,929
         Foreign currency transactions--net .............................      (39,604)            --             --        102,735
                                                                           --------------------------------------------------------
      Total realized gain (loss)--net ...................................    2,063,664         (2,133)       369,650       (416,118)
                                                                           --------------------------------------------------------
      Unrealized appreciation (depreciation) on:
         Investments--net ...............................................    4,836,259      1,130,419      1,627,418     (1,557,722)
         Futures contracts and swaps--net ...............................           --             --             --          3,575
         Foreign currency transactions--net .............................        9,434             --             --         26,996
                                                                           --------------------------------------------------------
      Total unrealized appreciation (depreciation)--net .................    4,845,693      1,130,419      1,627,418     (1,527,151)
                                                                           --------------------------------------------------------
      Total realized and unrealized gain (loss)--net ....................    6,909,357      1,128,286      1,997,068     (1,943,269)
                                                                           --------------------------------------------------------
      Net Increase (Decrease) in Net Assets Resulting from Operations ...  $ 7,184,069    $   773,633    $ 2,208,557    $  (688,202)
                                                                           ========================================================
         * Withholding tax on dividends .................................  $   138,166    $     9,540    $     9,564             --
                                                                           ========================================================
        ** Withholding tax on interest ..................................           --             --             --    $     2,817
                                                                           ========================================================

+     Commencement of operations.

      See Notes to Financial Statements.


            FDP SERIES, INC.                        MAY 31, 2006              37

Statements of Changes in Net Assets

                                                                                  For the Period July 27, 2005+ to May 31, 2006
                                                                          ---------------------------------------------------------
                                                                              MFS                           Van          Franklin
                                                                            Research         Marsico       Kampen        Templeton
                                                                          International      Growth         Value      Total Return
Increase (Decrease) in Net Assets:                                          FDP Fund        FDP Fund      FDP Fund       FDP Fund
===================================================================================================================================
Operations
-----------------------------------------------------------------------------------------------------------------------------------
      Investment income (loss)--net .....................................  $   274,712    $  (354,653)   $   211,489    $ 1,255,067
      Realized gain (loss)--net .........................................    2,063,664         (2,133)       369,650       (416,118)
      Unrealized appreciation (depreciation)--net .......................    4,845,693      1,130,419      1,627,418     (1,527,151)
                                                                           --------------------------------------------------------
      Net increase (decrease) in net assets resulting from operations ...    7,184,069        773,633      2,208,557       (688,202)
                                                                           --------------------------------------------------------
===================================================================================================================================
Dividends & Distributions to Shareholders
-----------------------------------------------------------------------------------------------------------------------------------
      Investment income--net:
         Class A ........................................................           --             --        (23,640)      (251,055)
         Class B ........................................................           --             --         (4,422)       (46,379)
         Class C ........................................................           --             --        (61,899)      (931,612)
         Class I ........................................................           --             --        (13,446)       (92,936)
      Realized gain--net:
         Class A ........................................................           --             --            (32)        (2,853)
         Class B ........................................................           --             --            (11)          (631)
         Class C ........................................................           --             --           (145)       (13,440)
         Class I ........................................................           --             --            (16)        (1,452)
                                                                           --------------------------------------------------------
      Net decrease in net assets resulting from dividends and
       distributions to shareholders ....................................           --             --       (103,611)    (1,340,358)
                                                                           --------------------------------------------------------
===================================================================================================================================
Capital Share Transactions
-----------------------------------------------------------------------------------------------------------------------------------
      Net increase in net assets derived from capital share transactions    80,000,146     71,213,992     71,980,550     90,560,266
                                                                           --------------------------------------------------------
===================================================================================================================================
Redemption Fees
-----------------------------------------------------------------------------------------------------------------------------------
      Redemption fees ...................................................        3,658             --             --             --
                                                                           --------------------------------------------------------
===================================================================================================================================
Net Assets
-----------------------------------------------------------------------------------------------------------------------------------
      Total increase in net assets ......................................   87,187,873     71,987,625     74,085,496     88,531,706
      Beginning of period ...............................................       25,000         25,000         25,000         25,000
                                                                           --------------------------------------------------------
      End of period* ....................................................  $87,212,873    $72,012,625    $74,110,496    $88,556,706
                                                                           ========================================================
       * Undistributed investment income--net ...........................  $   365,695             --    $   229,912    $   158,709
                                                                           ========================================================

+     Commencement of operations.

      See Notes to Financial Statements.


38          FDP SERIES, INC.                        MAY 31, 2006

Financial Highlights                                                     Class A

                                                                              For the Period July 27, 2005+ to May 31, 2006
                                                                      ----------------------------------------------------------
                                                                          MFS                            Van          Franklin
                                                                       Research         Marsico        Kampen        Templeton
The following per share data and ratios have been derived            International      Growth          Value       Total Return
from information provided in the financial statements.                 FDP Fund        FDP Fund       FDP Fund        FDP Fund
================================================================================================================================
Per Share Operating Performance
--------------------------------------------------------------------------------------------------------------------------------
            Net asset value, beginning of period ...................  $     10.00    $     10.00     $     10.00    $     10.00
                                                                      ==========================================================
            Investment income (loss)--net** ........................          .13           (.04)            .11            .29
            Realized and unrealized gain (loss)--net ...............         2.06***         .73             .43           (.39)
                                                                      ----------------------------------------------------------
            Total from investment operations .......................         2.19            .69             .54           (.10)
                                                                      ----------------------------------------------------------
            Less dividends and distributions:
             Investment income--net ................................           --             --            (.05)          (.27)
             Realized gain--net ....................................           --             --              --@@           --@@
                                                                      ----------------------------------------------------------
            Total dividends and distributions ......................           --             --            (.05)          (.27)
                                                                      ----------------------------------------------------------
            Net asset value, end of period .........................  $     12.19    $     10.69     $     10.49    $      9.63
                                                                      ==========================================================
================================================================================================================================
Total Investment Return++
--------------------------------------------------------------------------------------------------------------------------------
            Based on net asset value per share .....................        21.90%@         6.90%@          5.40%@         (.76%)@
                                                                      ==========================================================
================================================================================================================================
Ratios to Average Net Assets
--------------------------------------------------------------------------------------------------------------------------------
            Expenses, net of waiver ................................         2.15%*         1.72%*          1.69%*         1.31%*
                                                                      ==========================================================
            Expenses ...............................................         2.65%*         1.76%*          1.71%*         1.32%*
                                                                      ==========================================================
            Investment income (loss)--net ..........................         1.36%*         (.48%)*         1.26%*         3.67%*
                                                                      ==========================================================
================================================================================================================================
Supplemental Data
--------------------------------------------------------------------------------------------------------------------------------
            Net assets, end of period (in thousands) ...............  $    15,321    $    12,910     $    13,135    $    16,018
                                                                      ==========================================================
            Portfolio turnover .....................................        67.19%         31.31%          14.08%        122.09%
                                                                      ==========================================================

*     Annualized.
**    Based on average shares outstanding.
***   Includes redemption fee, which is less than $.01 per share.
+     Commencement of operations.
++    Total investment returns exclude the effects of sales charges.
@     Aggregate total investment return.
@@    Amount is less than $(.01) per share.

      See Notes to Financial Statements.


            FDP SERIES, INC.                        MAY 31, 2006              39

Financial Highlights (continued)                                         Class B

                                                                             For the Period July 27, 2005+ to May 31, 2006
                                                                      ----------------------------------------------------------
                                                                          MFS                            Van          Franklin
                                                                       Research         Marsico        Kampen         Templeton
The following per share data and ratios have been derived            International      Growth          Value       Total Return
from information provided in the financial statements.                 FDP Fund        FDP Fund       FDP Fund        FDP Fund
================================================================================================================================
Per Share Operating Performance
--------------------------------------------------------------------------------------------------------------------------------
            Net asset value, beginning of period ...................  $     10.00    $     10.00     $     10.00    $     10.00
                                                                      ==========================================================
            Investment income (loss)--net** ........................          .04           (.12)            .04            .25
            Realized and unrealized gain (loss)--net ...............         2.07***         .74             .43           (.39)
                                                                      ----------------------------------------------------------
            Total from investment operations .......................         2.11            .62             .47           (.14)
                                                                      ----------------------------------------------------------
            Less dividends and distributions:
             Investment income--net ................................           --             --            (.02)          (.23)
             Realized gain--net ....................................           --             --              --@@           --@@
                                                                      ----------------------------------------------------------
            Total dividends and distributions ......................           --             --            (.02)          (.23)
                                                                      ----------------------------------------------------------
            Net asset value, end of period .........................  $     12.11    $     10.62     $     10.45    $      9.63
                                                                      ==========================================================
================================================================================================================================
Total Investment Return++
--------------------------------------------------------------------------------------------------------------------------------
            Based on net asset value per share .....................        21.10%@         6.20%@          4.76%@        (1.19%)@
                                                                      ==========================================================
================================================================================================================================
Ratios to Average Net Assets
--------------------------------------------------------------------------------------------------------------------------------
            Expenses, net of waiver ................................         2.92%*         2.52%*          2.49%*         1.85%*
                                                                      ==========================================================
            Expenses ...............................................         3.42%*         2.57%*          2.52%*         1.86%*
                                                                      ==========================================================
            Investment income (loss)--net ..........................          .43%*        (1.30%)*          .45%*         3.12%*
                                                                      ==========================================================
================================================================================================================================
Supplemental Data
--------------------------------------------------------------------------------------------------------------------------------
            Net assets, end of period (in thousands) ...............  $     4,169    $     3,362     $     3,671    $     3,395
                                                                      ==========================================================
            Portfolio turnover .....................................        67.19%         31.31%          14.08%        122.09%
                                                                      ==========================================================

*     Annualized.
**    Based on average shares outstanding.
***   Includes redemption fee, which is less than $.01 per share.
+     Commencement of operations.
++    Total investment returns exclude the effects of sales charges.
@     Aggregate total investment return.
@@    Amount is less than ($.01) per share.

      See Notes to Financial Statements.


40          FDP SERIES, INC.                        MAY 31, 2006

Financial Highlights (continued)                                         Class C

                                                                              For the Period July 27, 2005+ to May 31, 2006
                                                                      ----------------------------------------------------------
                                                                          MFS                           Van           Franklin
                                                                       Research        Marsico         Kampen        Templeton
The following per share data and ratios have been derived            International     Growth           Value       Total Return
from information provided in the financial statements.                 FDP Fund       FDP Fund        FDP Fund        FDP Fund
================================================================================================================================
Per Share Operating Performance
--------------------------------------------------------------------------------------------------------------------------------
                       Net asset value, beginning of period ........  $     10.00    $     10.00     $     10.00    $     10.00
                                                                      ==========================================================
                       Investment income (loss)--net** .............          .06           (.11)            .04            .25
                       Realized and unrealized gain (loss)--net ....         2.05***         .73             .44           (.40)
                                                                      ----------------------------------------------------------
                       Total from investment operations ............         2.11            .62             .48           (.15)
                                                                      ----------------------------------------------------------
                       Less dividends and distributions:
                        Investment income--net .....................           --             --            (.03)          (.22)
                        Realized gain--net .........................           --             --              --@@           --@@
                                                                      ----------------------------------------------------------
                       Total dividends and distributions ...........           --             --            (.03)          (.22)
                                                                      ----------------------------------------------------------
                       Net asset value, end of period ..............  $     12.11    $     10.62     $     10.45    $      9.63
                                                                      ==========================================================
================================================================================================================================
Total Investment Return++
--------------------------------------------------------------------------------------------------------------------------------
                       Based on net asset value per share ..........        21.10%@         6.20%@          4.78&@        (1.23%)@
                                                                      ==========================================================
================================================================================================================================
Ratios to Average Net Assets
--------------------------------------------------------------------------------------------------------------------------------
                       Expenses, net of waiver .....................         2.92%*         2.51%*          2.47%*         1.90%*
                                                                      ==========================================================
                       Expenses ....................................         3.41%*         2.55%*          2.50%*         1.91%*
                                                                      ==========================================================
                       Investment income (loss)--net ...............          .57%*        (1.27%)*          .48%*         3.07%*
                                                                      ==========================================================
================================================================================================================================
Supplemental Data
--------------------------------------------------------------------------------------------------------------------------------
                       Net assets, end of period (in thousands) ....  $    65,729    $    54,566     $    56,102    $    68,162
                                                                      ==========================================================
                       Portfolio turnover ..........................        67.19%         31.31%          14.08%        122.09%
                                                                      ==========================================================

*     Annualized.
**    Based on average shares outstanding.
***   Includes redemption fee, which is less than $.01 per share.
+     Commencement of operations.
++    Total investment returns exclude the effects of sales charges.
@     Aggregate total investment return.
@@    Amount is less than ($.01) per share.

      See Notes to Financial Statements.


            FDP SERIES, INC.                        MAY 31, 2006              41

Financial Highlights (concluded)                                         Class I

                                                                             For the Period July 27, 2005+ to May 31, 2006
                                                                      ----------------------------------------------------------
                                                                          MFS                            Van          Franklin
                                                                       Research        Marsico         Kampen         Templeton
The following per share data and ratios have been derived            International     Growth           Value       Total Return
from information provided in the financial statements.                 FDP Fund       FDP Fund        FDP Fund        FDP Fund
================================================================================================================================
Per Share Operating Performance
--------------------------------------------------------------------------------------------------------------------------------
            Net asset value, beginning of period .................... $     10.00    $     10.00     $     10.00    $     10.00
                                                                      ==========================================================
            Investment income (loss)--net** .........................         .08           (.04)            .12            .30
            Realized and unrealized gain (loss)--net ................        2.13***         .74             .43           (.36)
                                                                      ----------------------------------------------------------
            Total from investment operations ........................        2.21            .70             .55           (.06)
                                                                      ----------------------------------------------------------
            Less dividends and distributions:
             Investment income--net .................................          --             --            (.05)          (.31)
             Realized gain--net .....................................          --             --              --@@           --@@
                                                                      ----------------------------------------------------------
            Total dividends and distributions .......................          --             --            (.05)          (.31)
                                                                      ----------------------------------------------------------
            Net asset value, end of period .......................... $     12.21    $     10.70     $     10.50    $      9.63
                                                                      ==========================================================
================================================================================================================================
Total Investment Return++
--------------------------------------------------------------------------------------------------------------------------------
            Based on net asset value per share ......................       22.10%@         7.00%@          5.56%@         (.55%)@
                                                                      ==========================================================
================================================================================================================================
Ratios to Average Net Assets
--------------------------------------------------------------------------------------------------------------------------------
            Expenses, net of waiver .................................        1.89%*         1.60%*          1.58%*         1.28%*
                                                                      ==========================================================
            Expenses ................................................        2.58%*         1.90%*          1.81%*         1.47%*
                                                                      ==========================================================
            Investment income (loss)--net ...........................         .79%*         (.43%)*         1.31%*         3.55%*
                                                                      ==========================================================
================================================================================================================================
Supplemental Data
--------------------------------------------------------------------------------------------------------------------------------
            Net assets, end of period (in thousands) ................ $     1,995    $     1,174     $     1,202    $       982
                                                                      ==========================================================
            Portfolio turnover ......................................       67.19%         31.31%          14.08%        122.09%
                                                                      ==========================================================

*     Annualized.
**    Based on average shares outstanding.
***   Includes redemption fee, which is less than $.01 per share.
+     Commencement of operations.
++ Total investment returns exclude the effects of sales charges. Effective December 28, 2005, Class I shares are no longer subject to any front-end sales charge.
@     Aggregate total investment return.
@@    Amount is less than ($.01) per share.

      See Notes to Financial Statements.


42          FDP SERIES, INC.                        MAY 31, 2006

Notes to Financial Statements

1. Significant Accounting Policies:

MFS Research International FDP Fund, Marsico Growth FDP Fund, Van Kampen Value FDP Fund and Franklin Templeton Total Return FDP Fund (the "Funds" or individually as the "Fund") are each a series of FDP Series, Inc. (the "Corporation") and are registered under the Investment Company Act of 1940, as amended, as diversified, open-end management investment companies. The Funds' financial statements are prepared in conformity with U.S. generally accepted accounting principles, which may require the use of management accruals and estimates. Actual results may differ from these estimates. Each of the Funds offers multiple classes of shares. Effective December 28, 2005, Class I Shares are no longer subject to any front-end sales charge. Class A Shares are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. Class I Shares are sold only to certain eligible investors. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class A, Class B and Class C Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures (except that Class B shareholders may vote on certain changes to the Class A distribution plan). Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets. The following is a summary of significant accounting policies followed by the Corporation.

(a) Valuation of investments -- Debt securities are traded primarily in the over-the-counter ("OTC") markets and are valued at the last available bid price in the OTC market or on the basis of values obtained by a pricing service. Pricing services use valuation matrixes that incorporate both dealer-supplied valuations and valuation models. The procedures of the pricing service and its valuations are reviewed by the officers of the Corporation under the general direction of the Board of Directors. Such valuations and procedures will be reviewed periodically by the Board of Directors of the Corporation. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options written or purchased are valued at the last sales price in the case of exchange-traded options. In the case of options traded in the OTC market, valuation is the last asked price (options written) or the last bid price (options purchased). Swap agreements are valued based upon quoted fair valuations received daily by the Funds from a pricing service or counterparty. Short-term investments with a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value, under which method the investment is valued at cost and any premium or discount is amortized on a straight line basis to maturity. Repurchase agreements are valued at cost plus accrued interest. Investments in open-end investment companies are valued at their net asset value each business day. Securities and other assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Corporation.

Equity securities that are held by the Funds, which are traded on stock exchanges or the Nasdaq National Market, are valued at the last sale price or official close price on the exchange, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price for long positions, and at the last available asked price for short positions. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by or under the authority of the Board of Directors of the Corporation. Long positions traded in the OTC market, Nasdaq Small Cap or Bulletin Board are valued at the last available bid price obtained from one or more dealers or pricing services approved by the Board of Directors of the Corporation. Short positions traded in the OTC market are valued at the last available asked price. Portfolio securities that are traded both in the OTC market and on a stock exchange are valued according to the broadest and most representative market.

Generally, trading in foreign securities, as well as U.S. government securities, money market instruments and certain fixed income securities, is substantially completed each day at various times prior to the close of business on the New York Stock Exchange ("NYSE"). The values of such securities used in computing the net asset value of the Funds' shares are determined as of such times. Foreign currency exchange rates also are generally determined prior to the close of business on the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of business on the NYSE that may not be reflected in the computation of the Funds' net asset value. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such securities, those securities may be valued at their fair value as determined in good faith by the Corporation's Board of Directors or by the Investment Adviser


            FDP SERIES, INC.                        MAY 31, 2006              43
using a pricing service and/or procedures approved by the Corporation's Board of Directors.

(b) Derivative financial instruments -- Each Fund may engage in various portfolio investment strategies both to increase the return of the Fund and to hedge, or protect its exposure to interest rate movements and movements in the securities markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

o Financial futures contracts -- Each Fund may purchase or sell financial futures contracts and options on such futures contracts. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

o Swaps -- Each Fund may enter into swap agreements, which are over-the-counter contracts in which the Fund and a counterparty agree to make periodic net payments on a specified notional amount. The net payments can be made for a set period of time or may be triggered by a pre-determined credit event. The net periodic payments may be based on a fixed or variable interest rate; the change in market value of a specified security, basket of securities, or index; or the return generated by a security. These periodic payments received or made by the Fund are recorded in the accompanying Statement of Operations as realized gains or losses, respectively. Gains or losses are also realized upon termination of the swap agreements. Swaps are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). Risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts' terms and the possible lack of liquidity with respect to the swap agreements.

o Forward foreign exchange contracts -- Each Fund may enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. The contract is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed.

o Foreign currency options and futures -- Each Fund may purchase or sell listed or over-the-counter foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates. Such transactions may be effected with respect to hedges on non-U.S. dollar denominated securities owned by the Fund, sold by the Fund but not yet delivered, or committed or anticipated to be purchased by the Fund.

o Options -- Each Fund may write and purchase covered call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

      Written and purchased options are non-income producing investments.

(c) Foreign currency transactions -- Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into U.S. dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments. The Funds may invest in foreign securities, which may involve a number of risk factors and special considerations not present with investments in securities of U.S. corporations.


44          FDP SERIES, INC.                        MAY 31, 2006

(d) Income taxes -- It is each of the Funds' policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required. Under the applicable foreign tax law, withholding taxes may be imposed on interest, dividends and capital gains at various rates.

(e) Security transactions and investment income -- Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund has determined the ex-dividend date. Interest income is recognized on the accrual basis. The Funds amortize all premiums and discounts on debt securities.

(f) Offering costs -- Prepaid offering costs are amortized over a 12-month period beginning with the commencement of operations of each Fund.

(g) Dividends and distributions -- For MFS Research International FDP Fund, Marsico Growth FDP Fund and Van Kampen Value FDP Fund, dividends and distributions paid by the Funds are recorded on the ex-dividend dates. For Franklin Templeton Total Return FDP Fund, dividends from net investment income are declared daily and paid monthly and distributions of capital gains are recorded on the ex-dividend dates.

(h) Securities lending -- Each Fund may lend securities to financial institutions that provide cash or securities issued or guaranteed by the U.S. government as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. Where the Fund receives securities as collateral for the loaned securities, it collects a fee from the borrower. The Fund typically receives the income on the loaned securities but does not receive the income on the collateral. Where the Fund receives cash collateral, it may invest such collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within five business days. The Fund may pay reasonable finder's, lending agent, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Fund could experience delays and costs in gaining access to the collateral. The Fund also could suffer a loss where the value of the collateral falls below the market value of the borrowed securities, in the event of borrower default or in the event of losses on investments made with cash collateral.

(i) Custodian -- The Franklin Templeton Total Return FDP Fund recorded an amount payable to the custodian resulting from a timing difference of a currency transaction settlement.

(j) Reclassifications:

MFS Research International FDP Fund

U.S. generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, during the current year, $126,096 has been reclassified between paid-in capital in excess of par and undistributed net investment income, and $35,113 has been reclassified between undistributed net investment income and undistributed net realized capital gains, as a result of permanent differences attributable to nondeductible expenses, foreign currency transactions, and gains from the sale of stock of passive foreign investment companies. These reclassifications have no effect on net assets or net asset values per share.

Marsico Growth FDP Fund

U.S. generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, during the current year, $195,009 has been reclassified between paid-in capital in excess of par and accumulated net investment loss, and $159,644 has been reclassified between undistributed net realized capital losses and accumulated net investment loss as a result of permanent differences attributable to net operating losses and nondeductible expenses. These reclassifications have no effect on net assets or net asset values per share.

Van Kampen Value FDP Fund

U.S. generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, during the current year, $121,830 has been reclassified between paid-in capital in excess of par and undistributed net investment income as a result of permanent differences attributable to nondeductible expenses. This


            FDP SERIES, INC.                        MAY 31, 2006              45
reclassification has no effect on net assets or net asset values per share.

Franklin Templeton Total Return FDP Fund

U.S. generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, during the current year, $122,036 has been reclassified between paid-in capital in excess of par and accumulated distributions in excess of net investment income and $103,588 has been reclassified between accumulated net realized capital losses and accumulated distributions in excess of net investment income as a result of permanent differences attributable to nondeductible expenses, foreign currency transactions, and swap agreements. These reclassifications have no effect on net assets or net asset values per share.

2. Investment Advisory Agreement and Transactions with Affiliates:

The Corporation, on behalf of each Fund, has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Corporation has also entered into a Distribution Agreement and Distribution Plans with FAM Distributors, Inc. ("FAMD" or the "Distributor"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc.

FAM is responsible for the management of each of the Funds' portfolios and provides the necessary personnel, facilities, equipment and certain other services necessary to the operation of the Funds. For such services, FAM receives at the end of each month a fee with respect to each Fund at the annual rates set forth below which are based upon the average daily value of the Fund's net assets.

--------------------------------------------------------------------------------
                                                                      Investment
                                                                       Advisory
                                                                          Fee
--------------------------------------------------------------------------------
MFS Research International FDP Fund ................................     .90%
Marsico Growth FDP Fund ............................................     .80%
Van Kampen Value FDP Fund ..........................................     .70%
Franklin Templeton Total Return FDP Fund ...........................     .40%
--------------------------------------------------------------------------------

FAM has also entered into a Sub-Advisory Agreement on behalf of each Fund. FAM will pay each sub-adviser a fee out of FAM's management fee at the following rates, based on each Fund's average daily net assets:

--------------------------------------------------------------------------------
                                                                          Sub-
                                                                        Advisory
                                Sub-Advisor                               Fee
--------------------------------------------------------------------------------
MFS Research                    Massachusetts Financial
International FDP Fund ......   Services Company                          .45%
--------------------------------------------------------------------------------
Marsico Growth                  Marsico Capital
FDP Fund ....................   Management LLC                            .40%
--------------------------------------------------------------------------------
Van Kampen Value                Van Kampen Asset
FDP Fund ....................   Management                                .35%
--------------------------------------------------------------------------------
Franklin Templeton Total
Return FDP Fund .............   Franklin Advisers, Inc.                   .25%
--------------------------------------------------------------------------------

There was no increase in the aggregate fees paid by the Funds for these services.

FAM has agreed to voluntarily waive a portion of its fees so that each class of shares of the Funds' total annual operating expenses (excluding distribution and/or account maintenance fees) will not exceed 1.95%. For the period July 27, 2005 to May 31, 2006, FAM waived expenses for each Fund as follows:

--------------------------------------------------------------------------------
                                                        Investment
                                                         Advisory        Amount
                                                        Fee Earned       Waived
--------------------------------------------------------------------------------
MFS Research International FDP Fund ..............       $348,277       $196,089
Marsico Growth FDP Fund ..........................       $260,033       $ 18,495
Van Kampen Value FDP Fund ........................       $225,695       $ 13,269
Franklin Templeton Total Return FDP Fund .........       $156,694       $  8,467
--------------------------------------------------------------------------------

Pursuant to the Distribution Plans adopted by the Corporation on behalf of the Funds, in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:

--------------------------------------------------------------------------------
                            Account Maintenance Fees
--------------------------------------------------------------------------------
                                  MFS                                 Franklin
                               Research      Marsico    Van Kampen    Templeton
                             International   Growth        Value    Total Return
                               FDP Fund     FDP Fund     FDP Fund     FDP Fund
--------------------------------------------------------------------------------
Class A .................        .25%         .25%         .25%         .25%
Class B .................        .25%         .25%         .25%         .25%
Class C .................        .25%         .25%         .25%         .25%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               Distribution Fees
--------------------------------------------------------------------------------
                                  MFS                                 Franklin
                               Research      Marsico    Van Kampen    Templeton
                             International   Growth        Value    Total Return
                               FDP Fund     FDP Fund     FDP Fund     FDP Fund
--------------------------------------------------------------------------------
Class B .................        .75%         .75%         .75%         .50%
Class C .................        .75%         .75%         .75%         .55%
--------------------------------------------------------------------------------


46          FDP SERIES, INC.                        MAY 31, 2006

Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), an affiliate of FAM, also provides account maintenance and distribution services to each of the Funds. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class A, Class B and Class C shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B and Class C shareholders.

For the period July 27, 2005 to May 31, 2006, FAMD earned underwriting discounts and direct commissions and MLPF&S earned dealer concessions on sales of the Fund's Class A and Class I Shares as follows:

--------------------------------------------------------------------------------
                         MFS                                          Franklin
                      Research         Marsico       Van Kampen       Templeton
                    International      Growth          Value        Total Return
                      FDP Fund        FDP Fund        FDP Fund        FDP Fund
--------------------------------------------------------------------------------
Class A Shares:
FAMD ............     $ 56,995        $ 53,990        $ 53,566        $ 69,606
MLPF&S ..........     $258,216        $230,676        $230,021        $226,667

Class I Shares:
FAMD ............     $  1,132        $  1,001        $  1,005        $  1,874
MLPF&S ..........     $      1        $      1        $    234        $      4
--------------------------------------------------------------------------------

For the period July 27, 2005 to May 31, 2006, MLPF&S received contingent deferred sales charges relating to transactions in Class B and Class C Shares as follows:

--------------------------------------------------------------------------------
                                                           Class B       Class C
--------------------------------------------------------------------------------
MFS Research International FDP Fund ................       $ 2,097       $11,144
Marsico Growth FDP Fund ............................       $ 1,662       $ 9,797
Van Kampen Value FDP Fund ..........................       $ 1,226       $ 9,592
Franklin Templeton Total Return FDP Fund ...........       $ 2,505       $15,086
--------------------------------------------------------------------------------

Furthermore, MLPF&S received contingent deferred sales charges relating to transactions subject to front-end sales charge waivers as follows:

--------------------------------------------------------------------------------
                                                                         Class A
--------------------------------------------------------------------------------
MFS Research International FDP Fund ............................          $ 67
Marsico Growth FDP Fund ........................................          $299
Van Kampen Value FDP Fund ......................................          $278
--------------------------------------------------------------------------------

For the period July 27, 2005 to May 31, 2006, each Fund reimbursed FAM for certain accounting services as follows:

--------------------------------------------------------------------------------
                                                                  Reimbursements
--------------------------------------------------------------------------------
MFS Research International FDP Fund ............................       $630
Marsico Growth FDP Fund ........................................       $544
Van Kampen Value FDP Fund ......................................       $605
Franklin Templeton Total Return FDP Fund .......................       $681
--------------------------------------------------------------------------------

The Funds have received an exemptive order from the Securities and Exchange Commission permitting it to lend portfolio securities to MLPF&S or its affiliates. Pursuant to that order, the Funds have retained Merrill Lynch Investment Managers, LLC ("MLIM, LLC"), an affiliate of FAM, as the securities lending agent for a fee based on a share of the returns on investment of cash collateral. MLIM, LLC may, on behalf of the Funds, invest cash collateral received by each Fund for such loans, among other things, in a private investment company managed by MLIM, LLC or in registered money market funds advised by Merrill Lynch Investment Managers, L.P. ("MLIM"), an affiliate of FAM.

In addition, MLPF&S received $1,341 in commissions on the execution of portfolio security transactions for the Van Kampen Value FDP Fund for the year ended May 31, 2006.

Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Certain officers and/or directors of the Funds are officers and/or directors of FAM, PSI, FAMD, FDS, ML & Co., and/or MLIM, LLC.

In February 2006, ML & Co. and BlackRock, Inc. entered into an agreement to contribute ML & Co.'s investment management business, including FAM, to the investment management business of BlackRock, Inc. The transaction is expected to close in the third quarter of 2006.

3. Investments:

Purchases and sales of investments (including paydowns), excluding short-term securities, for the period July 27, 2005 to May 31, 2006 were as follows:

--------------------------------------------------------------------------------
                                                     Purchases          Sales
--------------------------------------------------------------------------------
MFS Research International FDP Fund ..........     $108,343,977     $ 29,209,664
Marsico Growth FDP Fund ......................     $ 76,649,870     $ 12,097,928
Van Kampen Value FDP Fund ....................     $ 68,845,978     $  4,808,609
Franklin Templeton Total Return FDP Fund .....     $155,208,357     $ 58,936,126
--------------------------------------------------------------------------------

4. Capital Share Transactions:

MFS Research International FDP Fund

Net increase in net assets derived from capital share transactions was $80,000,146 for the period July 27, 2005 to May 31, 2006.


            FDP SERIES, INC.                        MAY 31, 2006              47

Transactions in capital shares for each class were as follows:

-------------------------------------------------------------------------------
MFS Research International FDP Fund
-------------------------------------------------------------------------------
Class A Shares for the
Period July 27, 2005+ to                                               Dollar
May 31, 2006                                    Shares                 Amount
-------------------------------------------------------------------------------
Shares sold ......................             1,352,853           $ 15,208,335
Automatic conversion of shares ...                16,221                193,209
                                            -----------------------------------
Total issued .....................             1,369,074             15,401,544
Shares redeemed ..................              (112,589)            (1,320,955)
                                            -----------------------------------
Net increase .....................             1,256,485           $ 14,080,589
                                            ===================================
+ Prior to July 27, 2005 (commencement of operations) the Fund issued 625 shares to FAM for $6,250.

-------------------------------------------------------------------------------
Class B Shares for the
Period July 27, 2005+ to                                               Dollar
May 31, 2006                                    Shares                 Amount
-------------------------------------------------------------------------------
Shares sold ......................               385,462           $  4,281,654
                                            -----------------------------------
Automatic conversion of shares ...               (16,287)              (193,209)
Shares redeemed ..................               (25,686)              (298,866)
                                            -----------------------------------
Total redeemed ...................               (41,973)              (492,075)
                                            -----------------------------------
Net increase .....................               343,489           $  3,789,579
                                            ===================================
+ Prior to July 27, 2005 (commencement of operations) the Fund issued 625 shares to FAM for $6,250.

-------------------------------------------------------------------------------
Class C Shares for the
Period July 27, 2005+ to                                               Dollar
May 31, 2006                                    Shares                 Amount
-------------------------------------------------------------------------------
Shares sold ......................          $  5,802,799           $ 65,151,576
Shares redeemed ..................              (376,655)            (4,444,728)
                                            -----------------------------------
Net increase .....................             5,426,144           $ 60,706,848
                                            ===================================
+ Prior to July 27, 2005 (commencement of operations) the Fund issued 625 shares to FAM for $6,250.

-------------------------------------------------------------------------------
Class I Shares for the
Period July 27, 2005+ to                                               Dollar
May 31, 2006                                    Shares                 Amount
-------------------------------------------------------------------------------
Shares sold ......................               333,837           $  3,507,905
Shares redeemed ..................              (171,151)            (2,084,775)
                                            -----------------------------------
Net increase .....................               162,686           $  1,423,130
                                            ===================================
+ Prior to July 27, 2005 (commencement of operations) the Fund issued 625 shares to FAM for $6,250.

The Fund charges a 2% redemption fee on the proceeds (calculated at market value) of a redemption (either by sale or exchange) of Fund shares made within 30 days of purchase or exchange. The redemption fee is paid to the Fund and is intended to offset the trading costs, market impact and other costs associated with short-term trading into and out of the Fund.

Marsico Growth FDP Fund

Net increase in net assets derived from capital share transactions was $71,213,992 for the period July 27, 2005 to May 31, 2006.

Transactions in capital shares for each class were as follows:

-------------------------------------------------------------------------------
Marsico Growth FDP Fund
-------------------------------------------------------------------------------
Class A Shares for the
Period July 27, 2005+ to                                               Dollar
May 31, 2006                                    Shares                 Amount
-------------------------------------------------------------------------------
Shares sold ......................             1,277,950           $ 13,565,020
Automatic conversion of shares ...                13,343                146,337
                                            -----------------------------------
Total issued .....................             1,291,293             13,711,357
Shares redeemed ..................               (83,822)              (901,010)
                                            -----------------------------------
Net increase .....................             1,207,471           $ 12,810,347
                                            ===================================
+ Prior to July 27, 2005 (commencement of operations) the Fund issued 625 shares to FAM for $6,250.

-------------------------------------------------------------------------------
Class B Shares for the
Period July 27, 2005+ to                                               Dollar
May 31, 2006                                    Shares                 Amount
-------------------------------------------------------------------------------
Shares sold ......................               342,001           $  3,585,289
                                            -----------------------------------
Automatic conversion of shares ...               (13,401)              (146,337)
Shares redeemed ..................               (12,647)              (134,681)
                                            -----------------------------------
Total redeemed ...................               (26,048)              (281,018)
                                            -----------------------------------
Net increase .....................               315,953           $  3,304,271
                                            ===================================
+ Prior to July 27, 2005 (commencement of operations) the Fund issued 625 shares to FAM for $6,250.

-------------------------------------------------------------------------------
Class C Shares for the
Period July 27, 2005+ to                                               Dollar
May 31, 2006                                    Shares                 Amount
-------------------------------------------------------------------------------
Shares sold ......................             5,398,293           $ 56,955,213
Shares redeemed ..................              (260,533)            (2,785,769)
                                            -----------------------------------
Net increase .....................             5,137,760           $ 54,169,444
                                            ===================================
+ Prior to July 27, 2005 (commencement of operations) the Fund issued 625 shares to FAM for $6,250.

-------------------------------------------------------------------------------
Class I Shares for the
Period July 27, 2005+ to                                               Dollar
May 31, 2006                                    Shares                 Amount
-------------------------------------------------------------------------------
Shares sold ......................               322,503           $  3,296,816
Shares redeemed ..................              (213,428)            (2,366,886)
                                            -----------------------------------
Net increase .....................               109,075           $    929,930
                                            ===================================
+ Prior to July 27, 2005 (commencement of operations) the Fund issued 625 shares to FAM for $6,250.

Van Kampen Value FDP Fund

Net increase in net assets derived from capital share transactions was $71,980,550 for the period July 27, 2005 to May 31, 2006.


48          FDP SERIES, INC.                        MAY 31, 2006

Transactions in capital shares for each class were as follows:

-------------------------------------------------------------------------------
Van Kampen Value FDP Fund
-------------------------------------------------------------------------------
Class A Shares for the
Period July 27, 2005+ to                                               Dollar
May 31, 2006                                    Shares                 Amount
-------------------------------------------------------------------------------
Shares sold ......................             1,305,920           $ 13,332,693
Automatic conversion of shares ...                23,636                244,503
Shares issued resulting from
  reinvestment of dividends
  and distributions ..............                 2,210                 22,390
                                            -----------------------------------
Total issued .....................             1,331,766             13,599,586
Shares redeemed ..................               (80,658)              (831,360)
                                            -----------------------------------
Net increase .....................             1,251,108           $ 12,768,226
                                            ===================================
+ Prior to July 27, 2005 (commencement of operations) the Fund issued 625 shares to FAM for $6,250.

-------------------------------------------------------------------------------
Class B Shares for the
Period July 27, 2005+ to                                               Dollar
May 31, 2006                                    Shares                 Amount
-------------------------------------------------------------------------------
Shares sold ......................               388,442           $  3,937,741
Shares issued resulting from
  reinvestment of dividends
  and distributions ..............                   404                  4,095
                                            -----------------------------------
Total issued .....................               388,846              3,941,836
                                            -----------------------------------
Automatic conversion of shares ...               (23,698)              (244,503)
Shares redeemed ..................               (14,427)              (147,014)
                                            -----------------------------------
Total redeemed ...................               (38,125)              (391,517)
                                            -----------------------------------
Net increase .....................               350,721           $  3,550,319
                                            ===================================
+ Prior to July 27, 2005 (commencement of operations) the Fund issued 625 shares to FAM for $6,250.

-------------------------------------------------------------------------------
Class C Shares for the
Period July 27, 2005+ to                                               Dollar
May 31, 2006                                    Shares                 Amount
-------------------------------------------------------------------------------
Shares sold ......................             5,609,187           $ 57,065,091
Shares issued resulting from
  reinvestment of dividends
  and distributions ..............                 5,690                 57,588
                                            -----------------------------------
Total issued .....................             5,614,877             57,122,679
Shares redeemed ..................              (244,995)            (2,522,295)
                                            -----------------------------------
Net increase .....................             5,369,882           $ 54,600,384
                                            ===================================
+ Prior to July 27, 2005 (commencement of operations) the Fund issued 625 shares to FAM for $6,250.

-------------------------------------------------------------------------------
Class I Shares for the
Period July 27, 2005+ to                                               Dollar
May 31, 2006                                    Shares                 Amount
-------------------------------------------------------------------------------
Shares sold ......................               328,054           $  3,305,623
Shares issued resulting from
  reinvestment of dividends
  and distributions ..............                 1,301                 13,182
                                            -----------------------------------
Total issued .....................               329,355              3,318,805
Shares redeemed ..................              (215,539)            (2,257,184)
                                            -----------------------------------
Net increase .....................               113,816           $  1,061,621
                                            ===================================
+ Prior to July 27, 2005 (commencement of operations) the Fund issued 625 shares to FAM for $6,250.

Franklin Templeton Total Return FDP Fund

Net increase in net assets derived from capital share transactions was $90,560,266 for the period July 27, 2005 to May 31, 2006.

Transactions in capital shares for each class were as follows:

-------------------------------------------------------------------------------
Franklin Templeton Total Return FDP Fund
-------------------------------------------------------------------------------
Class A Shares for the
Period July 27, 2005+ to                                               Dollar
May 31, 2006                                    Shares                 Amount
-------------------------------------------------------------------------------
Shares sold ......................             1,751,159           $ 17,233,532
Automatic conversion of shares ...                   131                  1,280
Shares issued resulting from
  reinvestment of dividends
  and distributions ..............                21,886                214,024
                                            -----------------------------------
Total issued .....................             1,773,176             17,448,836
Shares redeemed ..................              (111,030)            (1,091,361)
                                            -----------------------------------
Net increase .....................             1,662,146           $ 16,357,475
                                            ===================================
+ Prior to July 27, 2005 (commencement of operations) the Fund issued 625 shares to FAM for $6,250.

-------------------------------------------------------------------------------
Class B Shares for the
Period July 27, 2005+ to                                               Dollar
May 31, 2006                                    Shares                 Amount
-------------------------------------------------------------------------------
Shares sold ......................               365,647           $  3,600,056
Shares issued resulting from
  reinvestment of dividends
  and distributions ..............                 4,043                 39,541
                                            -----------------------------------
Total issued .....................               369,690              3,639,597
                                            -----------------------------------
Shares redeemed ..................               (17,724)              (174,174)
Automatic conversion of shares ...                  (131)                (1,280)
                                            -----------------------------------
Total redeemed ...................               (17,855)              (175,454)
                                            -----------------------------------
Net increase .....................               351,835           $  3,464,143
                                            ===================================
+ Prior to July 27, 2005 (commencement of operations) the Fund issued 625 shares to FAM for $6,250.

-------------------------------------------------------------------------------
Class C Shares for the
Period July 27, 2005+ to                                               Dollar
May 31, 2006                                    Shares                 Amount
-------------------------------------------------------------------------------
Shares sold ......................             7,350,039           $ 72,342,049
Shares issued resulting from
  reinvestment of dividends
  and distributions ..............                82,638                808,387
                                            -----------------------------------
Total issued .....................             7,432,677             73,150,436
Shares redeemed ..................              (357,367)            (3,492,741)
                                            -----------------------------------
Net increase .....................             7,075,310           $ 69,657,695
                                            ===================================
+ Prior to July 27, 2005 (commencement of operations) the Fund issued 625 shares to FAM for $6,250.


            FDP SERIES, INC.                        MAY 31, 2006              49

Notes to Financial Statements (concluded)

-------------------------------------------------------------------------------
Class I Shares for the
Period July 27, 2005+ to                                               Dollar
May 31, 2006                                    Shares                 Amount
-------------------------------------------------------------------------------
Shares sold ......................               403,419           $  4,018,028
Shares issued resulting from
  reinvestment of dividends
  and distributions ..............                 9,289                 91,471
                                            -----------------------------------
Total issued .....................               412,708              4,109,499
Shares redeemed ..................              (311,355)            (3,028,546)
                                            -----------------------------------
Net increase .....................               101,353           $  1,080,953
                                            ===================================
+ Prior to July 27, 2005 (commencement of operations) the Fund issued 625 shares to FAM for $6,250.

7. Commitments:

At May 31, 2006, the MFS Research International FDP Fund had entered into foreign exchange contracts under which it had agreed to purchase and sell various foreign currencies with approximate values of $306,000 and $2,000, respectively.

8. Distributions to Shareholders:

MFS Research International FDP Fund

As of May 31, 2006, the components of accumulated earnings on a tax basis were as follows:

-------------------------------------------------------------------------------
Undistributed ordinary income -- net ........................        $2,940,931
Undistributed long-term capital gains -- net ................                --
                                                                     ----------
Total undistributed earnings -- net .........................         2,940,931
Capital loss carryforward ...................................                --
Unrealized gains -- net .....................................         4,369,234*
                                                                     ----------
Total accumulated earnings -- net ...........................        $7,310,165
                                                                     ==========

* The difference between book-basis and tax-basis net unrealized gains is attributable primarily to the tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains (losses) on certain foreign currency contracts, and the realization for tax purposes of unrealized gains on investments in passive foreign investment companies.

Marsico Growth FDP Fund

As of May 31, 2006, the components of accumulated earnings on a tax basis were as follows:

-------------------------------------------------------------------------------
Undistributed ordinary income -- net ........................        $       --
Undistributed long-term capital gains -- net ................                --
                                                                     ----------
Total undistributed earnings -- net .........................                --
Capital loss carryforward ...................................                --
Unrealized gains -- net .....................................           968,642*
                                                                     ----------
Total accumulated earnings -- net ...........................        $  968,642
                                                                     ==========

* The difference between book-basis and tax-basis net unrealized gains is attributable primarily to the tax deferral of losses on wash sales.

Van Kampen Value FDP Fund

The tax character of distributions paid during the period July 27, 2005 (commencement of operations) and May 31, 2006 was as follows:

-------------------------------------------------------------------------------
Distributions paid from:
  Ordinary income ...........................................        $  103,611
  Net long-term capital gains ...............................                --
                                                                     ----------
Total taxable distributions .................................        $  103,611
                                                                     ==========

As of May 31, 2006, the components of accumulated earnings on a tax basis were as follows:

-------------------------------------------------------------------------------
Undistributed ordinary income -- net ........................        $  632,488
Undistributed long-term capital gains -- net ................                --
                                                                     ----------
Total undistributed earnings -- net .........................           632,488
Capital loss carryforward ...................................                --
Unrealized gains -- net .....................................         1,594,288*
                                                                     ----------
Total accumulated earnings -- net ...........................        $2,226,776
                                                                     ----------

* The difference between book-basis and tax-basis net unrealized gains is attributable primarily to the tax deferral of losses on wash sales.

Franklin Templeton Total Return FDP Fund

The tax character of distributions paid during the period July 27, 2005 (commencement of operations) and May 31, 2006 was as follows:

-------------------------------------------------------------------------------
Distributions paid from:
  Ordinary income ...........................................        $1,340,358
  Net long-term capital gains ...............................                --
                                                                     ----------
Total taxable distributions .................................        $1,340,358
                                                                     ==========

As of May 31, 2006, the components of accumulated losses on a tax basis were as follows:

------------------------------------------------------------------------------
Undistributed ordinary income -- net ........................      $   168,672
Undistributed long-term capital gains -- net ................               --
                                                                   -----------
Total undistributed earnings -- net .........................          168,672
Capital loss carryforward ...................................               --
Unrealized losses -- net ....................................       (2,075,196)*
                                                                   -----------
Total accumulated losses -- net .............................      $(1,906,524)
                                                                   ===========

* The difference between book-basis and tax-basis net unrealized losses is attributable primarily to the tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains (losses) on certain foreign currency contracts, the deferral of post-October capital losses for tax purposes and other book/tax temporary differences.


50          FDP SERIES, INC.                        MAY 31, 2006

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of FDP Series, Inc.:

We have audited the accompanying statements of assets and liabilities, including schedules of investments, of FDP Series, Inc., (comprising, respectively, MFS Research International FDP Fund, Marsico Growth FDP Fund, Van Kampen Value FDP Fund and Franklin Templeton Total Return FDP Fund) (the "Funds"), as of May 31, 2006, and the related statements of operations and changes in net assets, and the financial highlights for the period from July 27, 2005 (commencement of operations) to May 31, 2006. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds' internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of May 31, 2006, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Funds constituting FDP Series, Inc. as of May 31, 2006, the results of their operations, the changes in their net assets and their financial highlights for the period from July 27, 2005 (commencement of operations) to May 31, 2006, in conformity with U.S. generally accepted accounting principles.


                                                /s/ Ernst & Young LLP

Philadelphia, Pennsylvania
July 19, 2006


            FDP SERIES, INC.                        MAY 31, 2006              51

Disclosure of New Investment Advisory Agreement

New BlackRock Investment Advisory Agreement -- Matters Considered by the Board

In connection with the Transaction between Merrill Lynch and BlackRock, the Board of Directors of the Funds considered a new investment advisory agreement (the "New Investment Advisory Agreement") between the Funds and BlackRock Advisors, Inc. or its successor ("BlackRock Advisors"). If the New Investment Advisory Agreement is approved by the Funds' shareholders, it will become effective upon the closing of the Transaction, which is expected in the third quarter of 2006.

The Board discussed the New Investment Advisory Agreement at telephonic and in-person meetings held during April and May 2006. The Board, including the independent directors, approved the New Investment Advisory Agreement at a meeting held on May 10, 2006.

To assist the Board in its consideration of the New Investment Advisory Agreement, BlackRock provided materials and information about BlackRock, including its financial condition and asset management capabilities and organization, and Merrill Lynch provided materials and information about the Transaction. The independent directors, through their independent legal counsel, also requested and received additional information from Merrill Lynch and BlackRock in connection with their consideration of the New Investment Advisory Agreement. The additional information was provided in advance of the May 10, 2006 meeting. In addition, the independent directors consulted with their counsel and counsel for the Funds on numerous occasions, discussing, among other things, the legal standards and certain other considerations relevant to the directors' deliberations.

At the Board meetings, the directors discussed with Merrill Lynch management and certain BlackRock representatives the Transaction, its strategic rationale and BlackRock's general plans and intentions regarding the Funds. At these Board meetings, representatives of Merrill Lynch and BlackRock made presentations to and responded to questions from the Board. The directors also inquired about the plans for and anticipated roles and responsibilities of certain employees and officers of the Investment Adviser and certain affiliates being transferred to BlackRock in connection with the Transaction. The independent directors of the Board also conferred separately and with their counsel about the Transaction and other matters related to the Transaction on a number of occasions, including in connection with the April and May 2006 meetings. After the presentations and after reviewing the written materials provided, the independent directors met in executive sessions with their counsel to consider the New Investment Advisory Agreement.

In connection with the Board's review of the New Investment Advisory Agreement, Merrill Lynch and/or BlackRock advised the directors about a variety of matters. The advice included the following, among other matters:

o that there is not expected to be any diminution in the nature, quality and extent of services provided to the Funds and their shareholders by BlackRock Advisors, including compliance services;

o that operation of New BlackRock as an independent investment management firm will enhance its ability to attract and retain talented professionals;

o that BlackRock has no present intention to alter any applicable expense waivers and reimbursements currently in effect and, while it reserves the right to do so in the future, it would seek the approval of the Board before making any changes;

o that BlackRock and Merrill Lynch will enter into an agreement, for an initial three-year period and automatically renewable from year to year thereafter, in connection with the Transaction under which Merrill Lynch-affiliated broker-dealers will continue to offer the Funds as investment products;

o that BlackRock Advisors will have substantially the same access to the Merrill Lynch sales force when distributing shares of the Funds as is currently provided to the Investment Adviser and that other arrangements between the Investment Adviser and Merrill Lynch sales channels will be preserved;

o that the Funds will have access to BlackRock's network of third party brokers, retirement plan platforms and registered investment advisers;

o that under the Transaction Agreement, Merrill Lynch and BlackRock have agreed to conduct, and use reasonable best efforts to cause their respective affiliates to conduct, their respective businesses in compliance with the conditions of Section 15(f) of the Investment Company Act of 1940 (the "1940 Act") in relation to any public funds advised by BlackRock or the Investment Adviser (or its affiliates), respectively; and


52          FDP SERIES, INC.                        MAY 31, 2006

o that Merrill Lynch and BlackRock would derive benefits from the Transaction and that, as a result, they have a different financial interest in the matters that were being considered than do Fund shareholders.

The directors considered the information provided by Merrill Lynch and BlackRock above, and, among other factors, the following:

o the potential benefits to Fund shareholders from being part of a combined fund family with BlackRock-sponsored funds, including possible economies of scale and access to investment opportunities;

o the potential for expanding distribution of Fund shares through improved access to third party distribution;

o the reputation, financial strength and resources of BlackRock and its investment advisory subsidiaries and the anticipated financial strength and resources of New BlackRock;

o     the compliance policies and procedures of BlackRock Advisors;

o the terms and conditions of the New Investment Advisory Agreement, including the fact that the schedule of each Fund's total advisory fees will not increase by virtue of the New Investment Advisory Agreement, but will remain the same;

o that in May 2005, the Board had performed an initial review of the investment advisory agreement currently in effect for the Funds (the "Current Investment Advisory Agreement") as required by the 1940 Act and has determined that the Investment Adviser has the capabilities, resources and personnel necessary to provide the management oversight and administrative services currently provided to the Funds; and that the advisory and/or management fees paid by each Fund, taking into account any applicable agreed-upon fee waivers and breakpoints, represent reasonable compensation to the Investment Adviser in light of the services provided, the costs to the Investment Adviser of providing those services, economies of scale, the fee rate for advisory and administrative services paid by similar funds (including information provided by Lipper, Inc. ["Lipper"]), and such other matters as the directors have considered relevant in the exercise of their reasonable judgment; and

o that Merrill Lynch agreed to pay all expenses of the Funds in connection with the Board's consideration of the New Investment Advisory Agreement and related agreements and all costs of shareholder approval of the New Investment Advisory Agreement and as a result the Funds would bear no costs in obtaining shareholder approval of the New Investment Advisory Agreement.

Certain of these considerations are discussed in more detail below.

In its review of the New Investment Advisory Agreement, the Board assessed the nature, scope and quality of the services to be provided to each Fund by the personnel of BlackRock Advisors and its affiliates, including administrative services, shareholder services, oversight of fund accounting, marketing services and assistance in meeting legal and regulatory requirements. In its review of the New Investment Advisory Agreement, the Board also considered a range of information in connection with its oversight of the services to be provided by BlackRock Advisors and its affiliates. Among the matters considered for each Fund were: (a) fees (in addition to management fees) to be paid to BlackRock Advisors and its affiliates by the Fund; (b) Fund operating expenses paid to third parties; (c) the resources devoted to and compliance reports relating to the Fund's investment objective, policies and restrictions, and its compliance with its Code of Ethics and BlackRock Advisors' compliance policies and procedures; and (d) the nature, cost and character of non-investment management services to be provided by BlackRock Advisors and its affiliates.

In May 2005, prior to the commencement of operations of each Fund, the Board had requested and received materials specifically relating to the Current Investment Advisory Agreement in connection with the Board's initial consideration of the agreement. For each Fund, these materials included (a) information concerning the services to be rendered to the Fund by the Investment Adviser and its affiliates and the fees to be paid by the Fund to the Investment Adviser and its affiliates as well as the fees the Investment Adviser would pay to the Fund's sub-adviser; and (b) information compiled by Lipper on the fee rate of the Fund for advisory and administrative services as compared to a comparable group of funds as classified by Lipper. The Board also discussed with representatives of the Investment Adviser and/or the applicable Subadviser the investment strategies to be used by each Fund.


            FDP SERIES, INC.                        MAY 31, 2006              53

In their deliberations at the April and May 2006 board meetings, the directors considered information received in connection with their initial approval of the Current Investment Advisory Agreement, in addition to information provided by BlackRock and BlackRock Advisors in connection with their evaluation of the terms and conditions of the New Investment Advisory Agreement. The directors did not identify any particular information that was all-important or controlling, and each director attributed different weights to the various factors. The directors evaluated all information available to them on a Fund-by-Fund basis, and their determinations were made separately in respect of each Fund. The directors, including a majority of the independent directors, concluded that the terms of the New Investment Advisory Agreement are appropriate, that the fees to be paid are reasonable in light of the services to be provided to each Fund, and that the New Investment Advisory Agreement should be approved and recommended to each Fund's shareholders.

Nature, Quality and Extent of Services Provided -- The Board reviewed the nature, extent and quality of services provided by the Investment Adviser to each Fund, including oversight of the Fund's subadviser and the resulting performance of the Fund, as well as the nature, quality and extent of services expected to be provided by BlackRock Advisors. In addition to oversight of each Fund's subadviser and the resulting performance of the Fund, the Board considered certain areas in which both the Investment Adviser and the Fund receive services as part of the Merrill Lynch complex. While the Board reviews performance data at least quarterly, consistent with the Investment Adviser's investment goals, the Board will attach more importance to performance over relatively long periods of time, typically three to five years.

In evaluating the nature, quality and extent of the services to be provided by BlackRock Advisors under the New Investment Advisory Agreement, the directors considered, among other things, the expected impact of the Transaction on the operations, facilities, organization and personnel of BlackRock Advisors and how it would affect each Fund; the ability of BlackRock Advisors to perform its duties after the Transaction; and any anticipated changes to the current investment and other practices of the Fund.

The directors were advised that, as a result of Merrill Lynch's equity interest in BlackRock after the Transaction, Funds will continue to be subject to restrictions concerning certain transactions involving Merrill Lynch affiliates (for example, transactions with a Merrill Lynch broker-dealer acting as principal) absent revised or new regulatory relief. The directors were advised that a revision of existing regulatory relief with respect to these restrictions was being sought from the Securities and Exchange Commission and were advised of the possibility of receipt of such revised regulatory relief. There can be no assurance that such relief will be obtained.

Based on their review of the materials provided and the assurances they had received from the management of Merrill Lynch and of BlackRock, the directors determined that the nature and quality of services to be provided to each Fund under the New Investment Advisory Agreement were expected to be as good or better than that provided under the Current Investment Advisory Agreement. It was noted, however, that it is expected that there will be changes in personnel following the Transaction and the combination of the operations of the Investment Adviser and its affiliates with those of BlackRock. The directors noted that if current personnel cease to be available, the Board would consider all available options, which could include seeking the services of BlackRock affiliates. Accordingly, the directors concluded that, overall, they were satisfied at the present time with assurances from BlackRock and BlackRock Advisors as to the expected nature, extent and quality of the services to be provided to each Fund under the New Investment Advisory Agreement.

Costs of Services Provided and Profitability -- It was noted that, in conjunction with their initial review of the Current Investment Advisory Agreement, the directors had received, among other things, a report from Lipper comparing each Fund's fee rate for advisory and administrative services to those of a peer group selected by Lipper, and information as to the fee rates charged by the Investment Adviser pursuant to other contracts. The directors reviewed each Fund's contractual management fee rate and actual management fee rate as a percentage of total assets at common asset levels -- the actual rate includes advisory fees and the effects of any fee waivers -- compared to the other funds in its Lipper category. The information showed that each Fund had fee rates within the range of fee rates of comparable funds. The Board concluded that each Fund's management fee and fee rate and overall expense ratio are reasonable compared to those of other comparable funds.


54          FDP SERIES, INC.                        MAY 31, 2006

In evaluating the costs of the services to be provided by BlackRock Advisors under the New Investment Advisory Agreement, the directors considered, among other things, whether advisory fees or other expenses for each Fund would change as a result of the Transaction. Based on their review of the materials provided and the fact that the New Investment Advisory Agreement is substantially similar to the Current Investment Advisory Agreement in all material respects, including the rates of compensation, the directors determined that the Transaction should not increase the total fees payable, including any fee waivers and expense reimbursements, for any Fund's advisory and administrative services. The directors noted that it was not possible to predict with certainty New BlackRock's future profitability from its relationship with each Fund.

The directors discussed with BlackRock Advisors its general methodology to be used in determining New BlackRock's profitability with respect to its relationship with each Fund. The directors noted that they expect to receive profitability information from New BlackRock on at least an annual basis and thus be in a position to evaluate whether any adjustments in Fund fees and/or fee breakpoints would be appropriate.

Fees and Economies of Scale -- The Board considered the extent to which economies of scale might be realized as the assets of each Fund increase and whether there should be changes in the management fee rate or structure in order to enable the Fund to participate in these economies of scale. The Board determined that changes were not currently necessary and that each Fund appropriately participated in these economies of scale.

In reviewing the Transaction, the directors considered, among other things, whether advisory fees or other expenses would change as a result of the Transaction. Based on the fact that the New Investment Advisory Agreement is substantially similar to the Current Investment Advisory Agreement in all material respects, including the rate of compensation, the directors determined that as a result of the Transaction, each Fund's total advisory fees would be no higher than its fees under the Current Investment Advisory Agreement. The directors noted that in conjunction with their initial deliberations concerning the Current Investment Advisory Agreement, the directors had determined that the total fees for advisory and administrative services for each Fund were reasonable in light of the services to be provided. It was also noted that in conjunction with such initial review, the directors had received, among other things, a report from Lipper comparing the Fund's fee rate for advisory and administrative services to those of a peer group selected by Lipper, and information as to the fees charged by the Investment Adviser to other registered investment company clients for investment management services. The directors concluded that, because the rates for advisory fees for each Fund would be no higher than its current fee rates, the proposed management fee structure for the Fund, including any fee waivers, was reasonable and that no additional changes were currently necessary.

Fall-Out Benefits -- In evaluating the fall-out benefits to be received by BlackRock Advisors under the New Investment Advisory Agreement, the directors considered whether the Transaction would have an impact on the fall-out benefits received by the Investment Adviser by virtue of the Current Investment Advisory Agreement. Based on their review of the materials provided, including materials received in connection with their initial approval of the Current Investment Advisory Agreement, and their discussions with management of the Investment Adviser and BlackRock, the directors determined that those benefits could include increased ability for BlackRock to distribute shares of its funds and other investment products. The directors also considered possible benefits stemming from the proposal that PFPC Financial Services, an affiliate of BlackRock, serve as transfer agent for the Funds following the Transaction. The directors noted that any benefits were difficult to quantify with certainty at this time, and indicated that they would continue to evaluate them going forward.

Investment Performance -- The directors considered investment performance for the Funds. While the Board reviews performance data at least quarterly, consistent with the Investment Adviser's investment goals, the Board will attach more importance over relatively long periods of time, typically three to five years. The directors believed the Fund's performance was satisfactory. Also, the directors took into account the investment performance of funds currently advised by BlackRock Advisors. The Board considered comparative information from Lipper which showed that the performance of the funds advised by BlackRock Advisors was within the range of performance of comparable funds over different time periods. The Board noted BlackRock's considerable investment management experience and capabilities, but was unable to predict what effect, if any, consummation of the Transaction would have on the future performance of the Funds.


            FDP SERIES, INC.                        MAY 31, 2006              55

Disclosure of New Investment Advisory Agreement (concluded)

Conclusion -- After the independent directors of the Funds deliberated in executive session, the entire Board, including the independent directors, approved the New Investment Advisory Agreement, concluding that the advisory fee rate was reasonable in relation to the services provided and that the New Investment Advisory Agreement was in the best interests of the shareholders. In approving the New Investment Advisory Agreement, the Board noted that it anticipated reviewing the continuance of the agreement in advance of the expiration of the initial two-year period.

Subadvisory Agreements -- Matters Considered by the Board

The Investment Adviser has entered into a subadvisory agreement with each subadviser set forth below (a "Subadviser") pursuant to which the Subadviser provides certain investment advisory services to the Investment Adviser with respect to the corresponding Fund. Each Subadviser receives compensation for its services out of the management fee paid to the Investment Adviser.

--------------------------------------------------------------------------------
Fund                                            Subadviser
--------------------------------------------------------------------------------
MFS Research International FDP                  Massachusetts Financial
                                                Services Company

Marsico Growth FDP                              Marsico Capital Management, LLC

Van Kampen Value FDP                            Van Kampen Asset Management

Franklin Templeton Total Return FDP             Franklin Advisers, Inc.
--------------------------------------------------------------------------------

At telephonic and in-person meetings held during April and May 2006 at which the Board discussed and approved the New Investment Advisory Agreement, the Board, including the independent directors, also discussed and approved a new subadvisory agreement (each a "New Subadvisory Agreement") between BlackRock Advisors and each Subadviser with respect to the Fund that the Subadviser currently serves. The terms of each proposed New Subadvisory Agreement are substantially identical to the terms of the subadvisory agreement currently in effect for the respective Fund (each a "Current Subadvisory Agreement"). The schedule of fees payable to the Subadvisers under each New Subadvisory Agreement will, in each case, be identical to the schedule of fees currently payable to the Subadvisers under the Current Subadvisory Agreements. These fees will be paid in full by BlackRock Advisors, the New Adviser, at no additional cost to the applicable Fund or its shareholders.

With respect to each Subadviser, the Board had previously, at a meeting held on May 25, 2005, received, reviewed and evaluated information concerning the nature, extent and quality of the personnel of and the services to be provided to each Fund by the applicable Subadviser. In particular, the Board focused on comparability of fees of each Fund, the proposed investment objectives and strategies for each Fund, and each Subadviser's experience in managing the specific types of investments to be used by the Fund to which the Subadviser would provide investment management services. The Board's review included an in-person presentation by each proposed Subadviser with respect to these issues as well as an overview of each Subadviser's business and investment philosophy.

Nature, Quality and Extent of Services Provided -- In reviewing each New Subadvisory Agreement, the Board focused on the experience, resources and strengths of the applicable Subadviser and its affiliates in managing investment companies that invest in the types of securities to be used by the Fund to which each Subadviser will provide services. Therefore, with respect to MFS, the Board focused on MFS' experience in analyzing and investing in U.S. dollar and non-U.S. dollar denominated equity securities of issuers located throughout the world; with respect to Marsico, the Board focused on Marsico's experience in analyzing and investing in equity securities, primarily of large cap issuers, using a growth investing style; with respect to Van Kampen, the Board focused on Van Kampen's experience in analyzing and investing in equity securities, primarily of large cap issuers, using a contrarian value investing style; and with respect to Franklin, the Board focused on Franklin's experience in analyzing and investing in U.S. and foreign fixed income securities. The Board considered the amount of assets, including investment company assets, under the management of each Subadviser and noted that each Subadviser has extensive experience in the investment management business. The Board also reviewed performance information for those Funds and accounts managed by each Subadviser that are managed in the same way as each applicable Fund. The Board concluded that each Subadviser has a high level of expertise in managing the types of investments to be used by the applicable Fund and determined that each Fund would benefit from that expertise.


56          FDP SERIES, INC.                        MAY 31, 2006

The Board also focused on the nature and scope of each Subadviser's compliance policies and procedures, including the proposed use of soft dollars by MFS, Marsico and Van Kampen. In this connection, the Board received a report in connection with the approval of the Current Subadvisory Agreements from the Investment Adviser's compliance staff, including its Chief Compliance Officer, on the results of the Investment Adviser's due diligence review of each Subadviser. The Board determined that each Subadviser's compliance policies and procedures, as overseen by the Investment Adviser, were adequate to ensure each Fund's compliance with its investment objectives and policies and the requirements of the applicable securities laws.

Costs of Services Provided and Profitability -- The Board also reviewed the amount of the investment advisory fee to be paid to each Subadviser and determined that each such fee was reasonable in relation to the services to be provided to each Fund by the applicable Subadviser. The Board also considered the comparability of fees of each Fund to those of comparable funds and determined that each such fee was in the range of comparable funds. At the time of the Board's deliberations, the Funds had less than a full year of operations and therefore no information for any meaningful time period with respect to either expenses or profitability to each Subadviser was available.

Fees and Economies of Scale -- The Board considered the extent to which economies of scale might be realized as the assets of the Funds increase and whether there could be changes in the subadvisory fee rate or structure in order to enable the Funds to participate in these economies of scale. The Funds had not completed a full year of operations at the time of the Board's deliberations, but based on the limited information available, the Board determined that changes were not currently necessary and that the Funds appropriately participated in any economies of scale.

The Board noted that the subadvisory fees under the New Subadvisory Agreements would not change as a result of the Transaction. Based on the fact that the New Subadvisory Agreements are essentially identical to the Current Subadvisory Agreements, the directors noted that as a result of the Transaction, each Fund's total advisory and administrative fees would be no higher than the fees under its Current Subadvisory Agreement. The directors also took note of the fact that in their most recent deliberations concerning the initial adoption of the Current Subadvisory Agreements, they had determined that the total fees for advisory and administrative services for each Fund were reasonable in light of the services provided.

Investment Performance -- Because the Funds had only recently commenced operations at the time of the Board's consideration, performance information for significant periods of time was not available. The directors noted, however, that they had received performance information about the Funds at quarterly Board meetings, and found the performance to be within the range of performance of comparable funds for the period of the Funds' operations. The Board found the performance of each of the Funds to be acceptable in light of the limited period of their operations.

Conclusion -- After the independent directors deliberated in executive session, the entire Board, including the independent directors, approved each New Subadvisory Agreement, concluding that the subadvisory fee was reasonable in relation to the services provided and that each New Subadvisory Agreement was in the best interests of shareholders. The Board is scheduled to conduct a full review of each New Subadvisory Agreement, including a review of a full year of financial and performance data, prior to the end of the fourth quarter of 2006.


            FDP SERIES, INC.                        MAY 31, 2006              57

Officers and Directors

                                                                                                       Number of
                                                                                                       Portfolios in   Other Public
                           Position(s)  Length of                                                      Fund Complex    Directorships
                           Held with    Time                                                           Overseen by     Held by
Name        Address & Age  Fund         Served   Principal Occupation(s) During Past 5 Years           Director        Director
====================================================================================================================================
Interested Director
------------------------------------------------------------------------------------------------------------------------------------
Robert C.   P.O. Box 9011  President    2005 to  President of the MLIM/FAM-advised funds since 2005;   131 Funds       None
Doll, Jr.*  Princeton, NJ  and          present  President of MLIM and FAM since 2001; Co-Head         177 Portfolios
            08543-9011     Director              (Americas Region) thereof from 2000 to 2001 and
            Age: 51                              Senior Vice President from 1999 to 2001; President
                                                 and Director of Princeton Services, Inc. ("Princeton
                                                 Services") since 2001; President of Princeton
                                                 Administrators, L.P. ("Princeton Administrators")
                                                 since 2001; Chief Investment Officer of Oppenheimer-
                                                 Funds, Inc. in 1999 and Executive Vice President
                                                 thereof from 1991 to 1999.
            ------------------------------------------------------------------------------------------------------------------------
            *     Mr. Doll is a director, trustee or member of an advisory board of certain other investment companies for which
                  MLIM or FAM acts as investment adviser. Mr. Doll is an "interested person," as defined in the Investment Company
                  Act, of the Fund based on his positions with MLIM, FAM, Princeton Services and Princeton Administrators. Directors
                  serve until their resignation, removal or death, or until December 31 of the year in which they turn 72. As Fund
                  President, Mr. Doll serves at the pleasure of the Board of Directors.
====================================================================================================================================
Independent Directors*
------------------------------------------------------------------------------------------------------------------------------------
David O.    P.O. Box 9095  Director     2005 to  Professor of Finance and Economics at the Columbia    20 Funds        None
Beim**      Princeton, NJ               present  University Graduate School of Business since 1991;    26 Portfolios
            08543-9095                           Chairman of Outward Bound USA from 1997 to Chairman
            Age: 65                              of Wave Hill Inc., since 1990; Trustee of Phillips
                                                 Exeter Academy from 2002 to present.
------------------------------------------------------------------------------------------------------------------------------------
James T.    P.O. Box 9095  Director     2005 to  Chief Financial Officer of JPMorgan & Co., Inc. from  20 Funds        None
Flynn       Princeton, NJ               present  1990 to 1995 and an employee of JPMorgan in various   26 Portfolios
            08543-9095                           capacities from 1967 to 1995.
            Age: 66
------------------------------------------------------------------------------------------------------------------------------------
W. Carl     P.O. Box 9095  Director     2005 to  Mizuho Financial Group, Professor of Finance,         21 Funds        None
Kester      Princeton, NJ               present  Harvard Business School, Unit Head, Finance since     27 Portfolios
            08543-9095                           2005; Senior Associate Dean and Chairman of the
            Age: 54                              MBA Program of Harvard Business School, 1999 to
                                                 2005; Member of the faculty of Harvard Business
                                                 School since 1981; Independent consultant since 1978.
------------------------------------------------------------------------------------------------------------------------------------
Karen P.    P.O. Box 9095  Director     2005 to  President of Robards & Company, a financial advisory  20 Funds        None
Robards***  Princeton, NJ               present  firm since 1987; formerly an investment banker with   26 Portfolios
            08543-9095                           Morgan Stanley for more than ten years; Director of
            Age: 56                              Enable Medical Corp. from 1996 to 2005; Director of
                                                 AtriCure, Inc. since 2000; Director of the Cooke
                                                 Center for Learning and Development, a
                                                 not-for-profit organization, since 1987.
            ------------------------------------------------------------------------------------------------------------------------
            *     Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.
            **    Chairman of the Audit Committee.
            ***   Chair of the Board of Directors.


58          FDP SERIES, INC.                        MAY 31, 2006

Officers and Directors (concluded)

                           Position(s)  Length of
                           Held with    Time
Name        Address & Age  Fund         Served   Principal Occupation(s) During Past 5 Years
====================================================================================================================================
Fund Officers*
------------------------------------------------------------------------------------------------------------------------------------
Donald C.   P.O. Box 9011  Vice         2005 to  Managing Director of MLIM and FAM since 2006 and Treasurer thereof since 1999;
Burke       Princeton, NJ  President    present  First Vice President of MLIM and FAM from 1997 to 2005; Senior Vice President and
            08543-9011     and                   Treasurer of Princeton Services since 1999 and Director since 2004; Vice President
            Age: 45        Treasurer             of FAM Distributors, Inc. ("FAMD") since 1999 and Director since 2004; Vice
                                                 President of MLIM and FAM from 1990 to 1997; Director of Taxation of MLIM from
                                                 1990 to 2001; Vice President, Treasurer and Secretary of the IQ Funds since 2004.
------------------------------------------------------------------------------------------------------------------------------------
Jeffrey     P.O. Box 9011  Chief        2005 to  Chief Compliance Officer of the MLIM/FAM-advised funds and First Vice President
Hiller      Princeton, NJ  Compliance   present  and Chief Compliance Officer of MLIM (Americas Region) since 2004; Chief
            08543-9011     Officer               Compliance Officer of the IQ Funds since 2004; Global Director of Compliance at
            Age: 54                              Morgan Stanley Investment Management from 2002 to 2004; Managing Director and
                                                 Global Director of Compliance at Citigroup Asset Management from 2000 to 2002;
                                                 Chief Compliance Officer at Soros Fund Management in 2000; Chief Compliance
                                                 Officer at Prudential Financial from 1995 to 2000; Senior Counsel in the
                                                 Commission's Securities and Exchange Division of Enforcement in Washington, D.C.
                                                 from 1990 to 1995.
------------------------------------------------------------------------------------------------------------------------------------
Alice A.    P.O. Box 9011  Secretary    2005 to  Director (Legal Advisory) of MLIM since 2002; Vice President of MLIM from 1999 to
Pellegrino  Princeton, NJ               present  2002; Attorney associated with MLIM since 1997; Secretary of MLIM, FAM, FAMD and
            08543-9011                           Princeton Services since 2004.
            Age: 46
            ------------------------------------------------------------------------------------------------------------------------
            *     Officers of the Fund serve at the pleasure of the Board of Directors.
------------------------------------------------------------------------------------------------------------------------------------
            Further information about the Funds' Officers and Directors is available in the Funds' Statement of Additional
            Information, which can be obtained without charge by calling 1-800-637-3863.
------------------------------------------------------------------------------------------------------------------------------------

Custodian

Brown Brothers Harriman & Co.
40 Water Street
Boston, MA 02109-3661

Transfer Agent

Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
800-637-3863

Availability of Quarterly Schedules of Investments

The Funds file their complete schedules of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Funds' Forms N-Q are available on the SEC's Web site at http://www.sec.gov. The Funds' Forms N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Electronic Delivery

The Funds offer electronic delivery of communications to their shareholders. In order to receive this service, you must register your account and provide us with e-mail information. To sign up for this service, simply access this Web site at http://www.icsdelivery.com/live and follow the instructions. When you visit this site, you will obtain a personal identification number (PIN). You will need this PIN should you wish to update your e-mail address, choose to discontinue this service and/or make any other changes to the service. This service is not available for certain retirement accounts at this time.


            FDP SERIES, INC.                        MAY 31, 2006              59

[LOGO] Merrill Lynch  Investment Managers

www.mlim.ml.com

This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Funds unless accompanied or preceded by the Funds' current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling toll-free 1-800-637-3863; (2) at www.mutualfunds.ml.com; and (3) on the Securities and Exchange Commission's Web site at http://www.sec.gov. Information about how each Fund voted proxies relating to securities held in each Fund's portfolio during the most recent 12-month period ended June 30 is available (1) at www.mutualfunds.ml.com and (2) on the Securities and Exchange Commission's Web site at http://www.sec.gov.

FDP Series, Inc.
Box 9011
Princeton, NJ 08543-9011

                                                                   #FDPS -- 5/06

Item 2 - Code of Ethics - The registrant has adopted a code of ethics, as of the end of the period covered by this report, that applies to the registrant's principal executive officer, principal financial officer and principal accounting officer, or persons performing similar functions. A copy of the code of ethics is available without charge upon request by calling toll-free 1-800-MER-FUND (1-800-637-3863).

Item 3 - Audit Committee Financial Expert - The registrant's board of directors has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent: (1) David O. Beim, (2) W. Carl Kester, (3) James T. Flynn and (4) Karen P. Robards.

         The registrant's board of directors has determined that David O. Beim,
         W. Carl Kester and Karen P. Robards qualify as financial experts pursuant to Item 3(c)(4) of Form N-CSR.

         Mr. Beim has a thorough understanding of generally accepted accounting principles, financial statements and internal control over financial reporting as well as audit committee functions. For 25 years, Mr. Beim was an investment banker actively engaged in financial analysis for securities transactions and mergers. These transactions presented a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the Registrant's financial statements. Mr. Beim has also been a professor of finance and economics at the Columbia University Graduate School of Business for the past 13 years.

         Prof. Kester has a thorough understanding of generally accepted accounting principles, financial statements and internal control over financial reporting as well as audit committee functions. Prof. Kester has been involved in providing valuation and other financial consulting services to corporate clients since 1978. Prof. Kester's financial consulting services present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the Registrant's financial statements.

         Ms. Robards has a thorough understanding of generally accepted accounting principles, financial statements and internal control over financial reporting as well as audit committee functions. Ms. Robards has been President of Robards & Company, a financial advisory firm, since 1987. Ms. Robards was formerly an investment banker for more than 10 years where she was responsible for evaluating and assessing the performance of companies based on their financial results. Ms. Robards has over 30 years of experience analyzing financial statements. She also is the member of the Audit Committees of two privately held companies and a non-profit organization.

Item 4 - Principal Accountant Fees and Services

         MFS Research International FDP Fund

         (a) Audit Fees -            Fiscal Year Ending May 31, 2006 - $34,750
                                     Fiscal Year Ending May 31, 2005 - $N/A

         (b) Audit-Related Fees -    Fiscal Year Ending May 31, 2006 - $ N/A
                                     Fiscal Year Ending May 31, 2005 - $ N/A

         (c) Tax Fees -              Fiscal Year Ending May 31, 2006 - $6,000
                                     Fiscal Year Ending May 31, 2005 - $ N/A

         The nature of the services include tax compliance, tax advice and tax planning.

         (d) All Other Fees -        Fiscal Year Ending May 31, 2006 - $0
                                     Fiscal Year Ending May 31, 2005 - $0

         Marsico Growth FDP Fund

         (a) Audit Fees -            Fiscal Year Ending May 31, 2006 - $34,750
                                     Fiscal Year Ending May 31, 2005 - $N/A

         (b) Audit-Related Fees -    Fiscal Year Ending May 31, 2006 - $ N/A
                                     Fiscal Year Ending May 31, 2005 - $ N/A

         (c) Tax Fees -              Fiscal Year Ending May 31, 2006 - $6,000
                                     Fiscal Year Ending May 31, 2005 - $ N/A

         The nature of the services include tax compliance, tax advice and tax planning.

         (d) All Other Fees -        Fiscal Year Ending May 31, 2006 - $0
                                     Fiscal Year Ending May 31, 2005 - $0

         Van Kampen Value FDP Fund

         (a) Audit Fees -            Fiscal Year Ending May 31, 2006 - $34,750
                                     Fiscal Year Ending May 31, 2005 - $N/A

         (b) Audit-Related Fees -    Fiscal Year Ending May 31, 2006 - $ N/A
                                     Fiscal Year Ending May 31, 2005 - $ N/A

         (c) Tax Fees -              Fiscal Year Ending May 31, 2006 - $6,000
                                     Fiscal Year Ending May 31, 2005 - $ N/A

         The nature of the services include tax compliance, tax advice and tax planning.

         (d) All Other Fees -        Fiscal Year Ending May 31, 2006 - $0
                                     Fiscal Year Ending May 31, 2005 - $0

         Franklin Templeton Total Return FDP Fund

         (a) Audit Fees -            Fiscal Year Ending May 31, 2006 - $34,750
                                     Fiscal Year Ending May 31, 2005 - $N/A

         (b) Audit-Related Fees -    Fiscal Year Ending May 31, 2006 - $ N/A
                                     Fiscal Year Ending May 31, 2005 - $ N/A

         (c) Tax Fees -              Fiscal Year Ending May 31, 2006 - $6,000
                                     Fiscal Year Ending May 31, 2005 - $ N/A

         The nature of the services include tax compliance, tax advice and tax planning.

         (d) All Other Fees -        Fiscal Year Ending May 31, 2006 - $0
                                     Fiscal Year Ending May 31, 2005 - $0

         (e)(1) The registrant's audit committee (the "Committee") has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the registrant's affiliated service providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are a) consistent with the SEC's auditor independence rules and b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis ("general pre-approval"). However, such services will only be deemed pre-approved provided that any individual project does not exceed $5,000 attributable to the registrant or $50,000 for all of the registrants the Committee oversees. Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting.

         (e)(2) 0%

         (f) Not Applicable

         (g) Fiscal Year Ending May 31, 2006 - $6,000
             Fiscal Year Ending May 31, 2005 - $N/A

         (h) The registrant's audit committee has considered and determined that the provision of non-audit services that were rendered to the registrant's investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

         Regulation S-X Rule 2-01(c)(7)(ii) - $0, 0%

Item 5 - Audit Committee of Listed Registrants - Not Applicable

Item 6 - Schedule of Investments - Not Applicable

Item 7 - Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies - Not Applicable

Item 8 - Portfolio Managers of Closed-End Management Investment Companies - Not Applicable

Item 9 - Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers - Not Applicable

Item 10 - Submission of Matters to a Vote of Security Holders - Not Applicable

Item 11 - Controls and Procedures

11(a) - The registrant's certifying officers have reasonably designed such disclosure controls and procedures to ensure material information relating to the registrant is made known to us by others particularly during the period in which this report is being prepared. The registrant's certifying officers have determined that the registrant's disclosure controls and procedures are effective based on our evaluation of these controls and procedures as of a date within 90 days prior to the filing date of this report.

11(b) - There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal half-year of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12 - Exhibits attached hereto

12(a)(1) - Code of Ethics - See Item 2

12(a)(2) - Certifications - Attached hereto

12(a)(3) - Not Applicable

12(b) - Certifications - Attached hereto

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FDP Series, Inc.


By: /s/ Robert C. Doll, Jr.
    --------------------------
    Robert C. Doll, Jr.,
    Chief Executive Officer of
    FDP Series, Inc.

Date: July 21, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By: /s/ Robert C. Doll, Jr.
    --------------------------
    Robert C. Doll, Jr.,
    Chief Executive Officer of
    FDP Series, Inc.

Date: July 21, 2006


By: /s/ Donald C. Burke
    --------------------------
    Donald C. Burke,
    Chief Financial Officer of
    FDP Series, Inc.

Date: July 21, 2006